UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Focused Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President AIG SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

ANNUAL REPORT 2008

SUNAMERICA

Focused Portfolios

■  Focused Asset Allocation Strategies

■  Focused Portfolios

October 31, 2008  ANNUAL REPORT

SunAmerica Focused Portfolios

SunAmerica Focused Asset Allocation Strategies

Focused Equity Strategy Portfolio (FESAX)

Focused Multi-Asset Strategy Portfolio (FASAX)

Focused Balanced Strategy Portfolio (FBAAX)

Focused Fixed Income and Equity Strategy Portfolio (FFEAX)

Focused Fixed Income Strategy Portfolio

SunAmerica Focused Portfolios

Focused Large-Cap Growth Portfolio (SSFAX)

Focused Growth Portfolio (SSAAX)

Focused Mid-Cap Growth Portfolio (FMGWX)

Focused Small-Cap Growth Portfolio (NSKAX)

Focused Large-Cap Value Portfolio (SSLAX)

Focused Value Portfolio (SFVAX)

Focused Mid-Cap Value Portfolio (FMVPX)

Focused Small-Cap Value Portfolio (SSSAX)

Focused Growth and Income Portfolio (FOGAX)

Focused International Equity Portfolio (SFINX)

Focused Technology Portfolio (STNAX)

Focused Dividend Strategy Portfolio (FDSAX)

Focused StarALPHA Portfolio (FSAPX)

Table of Contents

A Message from the President	1

Expense Example	3

Statement of Assets and Liabilities	8

Statement of Operations	16

Statement of Changes in Net Assets	20

Financial Highlights	26

Portfolio of Investments	44

Notes to Financial Statements	87

Report of Independent Registered Public Accounting Firm	117

Approval of Advisory Agreements	118

Director and Officer Information	127

Shareholder Tax Information	130

Comparisons: Portfolios vs. Indices	132

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

This annual update for the SunAmerica Focused Portfolios covers what virtually all agree was one of the most challenging and volatile periods ever for equity investors. Given the extraordinary developments in the financial markets over the 12 months ended October 31, 2008, we at SunAmerica are pleased to be able to assure you, our shareholders, on several fronts.

•  First and foremost, while the Portfolios' absolute performance during the annual period was certainly disappointing, five SunAmerica Focused Portfolios and two Focused Asset Allocation Strategies outperformed their respective benchmark index and/or Lipper peer group for the 12 months ended October 31, 2008. This is limited solace, perhaps, given the losses experienced by all of the SunAmerica Focused Portfolios during the period, but it is also a testament to the Portfolio managers' emphasis on both risk management and investment opportunity.

•  SunAmerica continued, during this period, to enhance its array of focused investment options to help you and your adviser fulfill your asset allocation objectives. Effective August 2008, several of the SunAmerica Focused Portfolios became single-manager funds. In so doing, these Portfolios are anticipated to benefit from broader mandates for portfolio managers, lower fees in some instances and mutual fund wrap program appeal, which may lead to economies of scale and ultimately benefit our shareholders.

•  We maintained our strong business relationships with top-line asset managers such as BlackRock, Janus, Kinetics and others and continued to draw on the proven experience of several of our own SunAmerica portfolio managers.

SunAmerica Focused Large-Cap Growth Portfolio was the first focused mutual fund of its kind on Wall Street. Today, our family of Focused Portfolios includes 13 mutual funds. Each of these Portfolios seeks either growth of capital over the long term or total return (including capital appreciation and current income). Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. In a 12-month period like the one ended October 31, 2008, such a perspective is especially important. By resisting real yet what are admittedly emotional urges and staying invested in assets allocated based on your individual goals, you may mitigate the effects of severe corrections, such as those experienced this year, and keep time on your side.

Through the strategic initiatives we implemented during the annual period, many of the SunAmerica Focused Portfolios now allow a single manager to generally hold 30 to 50 stocks with the flexibility to choose fewer stocks,1 which may help smooth volatility and mitigate risk over the long term. Whether you invest in the Focused Portfolios separately or you invest in a predetermined mix of them through our Focused Asset Allocation Strategies, we believe our mutual funds provide valuable building blocks for investors and their financial advisers to help optimize their asset allocations in a market rife with volatility yet filled with new investment opportunity.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Focused Portfolios for the annual period ended October 31, 2008. You will also find a comprehensive view of the Portfolios' performance and our management strategies along with a discussion from each Portfolio's manager(s).

A MESSAGE FROM THE PRESIDENT — (continued)

We thank you for being a part of the SunAmerica Focused Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
AIG SunAmerica Asset Management Corp.

1Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected from the Dow Jones Industrial Average and the broader market. Each adviser to the Focused International Equity Portfolio will generally invest in up to 20 securities and the Portfolio will generally hold up to 60 securities. Each adviser to the StarALPHA Portfolio will generally invest in up to 10 securities and the Portfolio will generally hold 30 to 50 securities, depending on the number of advisers. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by AIG SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

EXPENSE EXAMPLE — October 31, 2008 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Focused Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A of Focused International Equity Portfolio only) and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2008 and held until October 31, 2008.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2008" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended October 31, 2008" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2008" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Portfolios' prospectus and/or your retirement plan document for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2008" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended October 31, 2008" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2008" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Portfolio's prospectus and/or your retirement plan document for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2008" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A of Focused International Equity Portfolio only); small account fees and administrative fees, if applicable to your account. Please refer to the Portfolio's Prospectus and/or your qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2008 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2008	Ending Account Value Using Actual Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Beginning Account Value At May 1, 2008	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Expense Ratio as of October 31, 2008*
Focused Equity Strategy†
Class A	$1,000.00	$623.45	$0.86	$1,000.00	$1,024.08	$1.07	0.21%
Class B	$1,000.00	$621.85	$3.51	$1,000.00	$1,020.81	$4.37	0.86%
Class C	$1,000.00	$622.11	$3.43	$1,000.00	$1,020.91	$4.27	0.84%
Class I#	$1,000.00	$624.48	$0.61	$1,000.00	$1,024.38	$0.76	0.15%
Focused Multi-Asset Strategy†
Class A	$1,000.00	$710.04	$0.82	$1,000.00	$1,024.18	$0.97	0.19%
Class B	$1,000.00	$708.20	$3.61	$1,000.00	$1,020.91	$4.27	0.84%
Class C	$1,000.00	$707.72	$3.56	$1,000.00	$1,020.96	$4.22	0.83%
Focused Balanced Strategy†
Class A	$1,000.00	$745.75	$0.88	$1,000.00	$1,024.13	$1.02	0.20%
Class B	$1,000.00	$743.36	$3.72	$1,000.00	$1,020.86	$4.32	0.85%
Class C	$1,000.00	$743.92	$3.64	$1,000.00	$1,020.96	$4.22	0.83%
Class I#	$1,000.00	$746.56	$0.66	$1,000.00	$1,024.38	$0.76	0.15%
Focused Fixed Income & Equity Strategy#†
Class A	$1,000.00	$819.01	$1.14	$1,000.00	$1,023.88	$1.27	0.25%
Class B	$1,000.00	$815.95	$4.11	$1,000.00	$1,020.61	$4.57	0.90%
Class C	$1,000.00	$815.95	$4.11	$1,000.00	$1,020.61	$4.57	0.90%
Focused Fixed Income Strategy#†
Class A	$1,000.00	$885.39	$1.18	$1,000.00	$1,023.88	$1.27	0.25%
Class B	$1,000.00	$882.35	$4.26	$1,000.00	$1,020.61	$4.57	0.90%
Class C	$1,000.00	$882.24	$4.26	$1,000.00	$1,020.61	$4.57	0.90%
Focused Large-Cap Growth#
Class A	$1,000.00	$661.01	$6.47	$1,000.00	$1,017.34	$7.86	1.55%
Class B	$1,000.00	$659.02	$9.05	$1,000.00	$1,014.23	$10.99	2.17%
Class C	$1,000.00	$658.50	$9.13	$1,000.00	$1,014.13	$11.09	2.19%
Class Z	$1,000.00	$662.52	$4.01	$1,000.00	$1,020.31	$4.88	0.96%
Focused Growth@
Class A	$1,000.00	$604.27	$6.98	$1,000.00	$1,016.44	$8.77	1.73%
Class B#	$1,000.00	$602.58	$9.55	$1,000.00	$1,013.22	$11.99	2.37%
Class C#	$1,000.00	$602.58	$9.55	$1,000.00	$1,013.22	$11.99	2.37%
Focused Mid-Cap Growth#@
Class A	$1,000.00	$622.43	$7.01	$1,000.00	$1,016.49	$8.72	1.72%
Class B	$1,000.00	$620.23	$9.65	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$620.82	$9.66	$1,000.00	$1,013.22	$11.99	2.37%

EXPENSE EXAMPLE — October 31, 2008 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2008	Ending Account Value Using Actual Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Beginning Account Value At May 1, 2008	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Expense Ratio as of October 31, 2008*
Focused Small Cap Growth#@
Class A	$1,000.00	$709.30	$7.39	$1,000.00	$1,016.49	$8.72	1.72%
Class B	$1,000.00	$707.54	$10.17	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$707.19	$10.17	$1,000.00	$1,013.22	$11.99	2.37%
Class I	$1,000.00	$710.46	$6.97	$1,000.00	$1,016.99	$8.21	1.62%
Focused Large-Cap Value@
Class A	$1,000.00	$729.99	$7.22	$1,000.00	$1,016.79	$8.42	1.66%
Class B#	$1,000.00	$727.45	$10.29	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$727.53	$10.29	$1,000.00	$1,013.22	$11.99	2.37%
Focused Value@
Class A	$1,000.00	$610.96	$6.92	$1,000.00	$1,016.54	$8.67	1.71%
Class B	$1,000.00	$608.99	$9.63	$1,000.00	$1,013.17	$12.04	2.38%
Class C	$1,000.00	$609.11	$9.59	$1,000.00	$1,013.22	$11.99	2.37%
Focused Mid-Cap Value#@
Class A	$1,000.00	$607.17	$6.95	$1,000.00	$1,016.49	$8.72	1.72%
Class B	$1,000.00	$605.14	$9.56	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$604.69	$9.56	$1,000.00	$1,013.22	$11.99	2.37%
Focused Small-Cap Value@
Class A	$1,000.00	$670.12	$7.09	$1,000.00	$1,016.64	$8.57	1.69%
Class B#	$1,000.00	$668.03	$9.94	$1,000.00	$1,013.22	$11.99	2.37%
Class C#	$1,000.00	$668.47	$9.94	$1,000.00	$1,013.22	$11.99	2.37%
Focused Growth and Income@
Class A	$1,000.00	$675.94	$7.16	$1,000.00	$1,016.59	$8.62	1.70%
Class B#	$1,000.00	$674.02	$9.97	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$674.02	$10.01	$1,000.00	$1,013.17	$12.04	2.38%
Focused International Equity#
Class A	$1,000.00	$593.31	$7.73	$1,000.00	$1,015.43	$9.78	1.93%
Class B	$1,000.00	$590.88	$10.32	$1,000.00	$1,012.17	$13.05	2.58%
Class C	$1,000.00	$591.10	$10.32	$1,000.00	$1,012.17	$13.05	2.58%
Focused Technology#@
Class A	$1,000.00	$670.21	$7.89	$1,000.00	$1,015.69	$9.53	1.88%
Class B	$1,000.00	$668.26	$10.61	$1,000.00	$1,012.42	$12.80	2.53%
Class C	$1,000.00	$668.26	$10.61	$1,000.00	$1,012.42	$12.80	2.53%

EXPENSE EXAMPLE — October 31, 2008 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2008	Ending Account Value Using Actual Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Beginning Account Value At May 1, 2008	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Expense Ratio as of October 31, 2008*
Focused Dividend Strategy Portfolio#@
Class A	$1,000.00	$754.19	$4.19	$1,000.00	$1,020.36	$4.82	0.95%
Class B	$1,000.00	$752.27	$7.05	$1,000.00	$1,017.09	$8.11	1.60%
Class C	$1,000.00	$751.53	$7.04	$1,000.00	$1,017.09	$8.11	1.60%
Focused StarALPHA#@
Class A	$1,000.00	$690.31	$7.31	$1,000.00	$1,016.49	$8.72	1.72%
Class C	$1,000.00	$688.10	$10.06	$1,000.00	$1,013.22	$11.99	2.37%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 366 days.These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A of Focused International Equity Portfolio only), small account fees and administrative fees, if applicable to your account. Please refer to the Portfolio's prospectus and/or your qualified retirement plan document for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value"would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months ended October 31, 2008" and the "Expense Ratios"would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2008" and the "Expense Ratios"would have been lower.

†  Does not include the expenses of the underlying Funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios"would have been higher and the "Actual/Hypothetical Ending Account Value"would have been lower.

@  Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's expenses have been reduced. Had the expense reductions been applied the Expense Example would have been as follows:

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2008	Ending Account Value Using Actual Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Beginning Account Value At May 1, 2008	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Expense Ratio as of October 31, 2008*
Focused Growth
Class A	$1,000.00	$604.27	$6.90	$1,000.00	$1,016.54	$8.67	1.71%
Class B#	$1,000.00	$602.58	$9.47	$1,000.00	$1,013.32	$11.89	2.35%
Class C#	$1,000.00	$602.58	$9.47	$1,000.00	$1,013.32	$11.89	2.35%
Focused Mid-Cap Growth#
Class A	$1,000.00	$622.43	$6.93	$1,000.00	$1,016.59	$8.62	1.70%
Class B	$1,000.00	$620.23	$9.57	$1,000.00	$1,013.32	$11.89	2.35%
Class C	$1,000.00	$620.82	$9.57	$1,000.00	$1,013.32	$11.89	2.35%

EXPENSE EXAMPLE — October 31, 2008 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2008	Ending Account Value Using Actual Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Beginning Account Value At May 1, 2008	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2008	Expenses Paid During the Six Months Ended October 31, 2008*	Expense Ratio as of October 31, 2008*
Focused Small Cap Growth#
Class A	$1,000.00	$709.30	$7.26	$1,000.00	$1,016.64	$8.57	1.69%
Class B	$1,000.00	$707.54	$10.04	$1,000.00	$1,013.37	$11.84	2.34%
Class C	$1,000.00	$707.19	$10.04	$1,000.00	$1,013.37	$11.84	2.34%
Class I	$1,000.00	$710.46	$6.88	$1,000.00	$1,017.09	$8.11	1.60%
Focused Large-Cap Value
Class A	$1,000.00	$729.99	$7.18	$1,000.00	$1,016.84	$8.36	1.65%
Class B#	$1,000.00	$727.45	$10.25	$1,000.00	$1,013.27	$11.94	2.36%
Class C	$1,000.00	$727.53	$10.25	$1,000.00	$1,013.27	$11.94	2.36%
Focused Value
Class A	$1,000.00	$610.96	$6.88	$1,000.00	$1,016.59	$8.62	1.70%
Class B	$1,000.00	$608.99	$9.59	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$609.11	$9.55	$1,000.00	$1,013.27	$11.94	2.36%
Focused Mid-Cap Value#
Class A	$1,000.00	$607.17	$6.79	$1,000.00	$1,016.69	$8.52	1.68%
Class B	$1,000.00	$605.14	$9.40	$1,000.00	$1,013.42	$11.79	2.33%
Class C	$1,000.00	$604.69	$9.40	$1,000.00	$1,013.42	$11.79	2.33%
Focused Small Cap Value
Class A	$1,000.00	$670.12	$7.05	$1,000.00	$1,016.69	$8.52	1.68%
Class B#	$1,000.00	$668.03	$9.90	$1,000.00	$1,013.27	$11.94	2.36%
Class C#	$1,000.00	$668.47	$9.90	$1,000.00	$1,013.27	$11.94	2.36%
Focused Growth and Income
Class A	$1,000.00	$675.94	$7.08	$1,000.00	$1,016.69	$8.52	1.68%
Class B#	$1,000.00	$674.02	$9.89	$1,000.00	$1,013.32	$11.89	2.35%
Class C	$1,000.00	$674.02	$9.93	$1,000.00	$1,013.27	$11.94	2.36%
Focused Technology#
Class A	$1,000.00	$670.21	$7.85	$1,000.00	$1,015.74	$9.48	1.87%
Class B	$1,000.00	$668.26	$10.57	$1,000.00	$1,012.47	$12.75	2.52%
Class C	$1,000.00	$668.26	$10.57	$1,000.00	$1,012.47	$12.75	2.52%
Focused StarALPHA#
Class A	$1,000.00	$690.31	$7.31	$1,000.00	$1,016.49	$8.72	1.72%
Class C	$1,000.00	$688.10	$10.06	$1,000.00	$1,013.22	$11.99	2.37%

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$—	$—	$—	$—	$—
Long-term investment securities, at market value (affiliated)*	254,927,472	464,774,315	245,362,427	37,596,787	20,833,637
Short-term investment securities, at market value*	—	—	—	—	—
Repurchase agreements (cost approximates market value)	—	—	—	—	—
Total investments	254,927,472	464,774,315	245,362,427	37,596,787	20,833,637
Cash	—	—	—	—	—
Foreign cash*	—	—	—	—	—
Receivable for— Fund shares sold	200,419	229,807	165,803	39,045	9,456
Dividends and interest	—	—	—	57,525	7,263
Investments sold	—	—	—	—	—
Prepaid expenses and other assets	1,700	1,695	1,703	1,643	1,644
Due from investment advisor for expense reimbursements/fee waivers	2,083	—	2,218	20,385	22,300
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Total assets	255,131,674	465,005,817	245,532,151	37,715,385	20,874,300
LIABILITIES:
Payable for— Fund shares redeemed	498,821	1,039,881	519,623	35,801	1,640
Investments purchased	—	—	—	—	—
Investment advisory and management fees	22,654	41,406	21,818	3,485	1,836
Distribution and service maintenance fees	97,105	177,928	91,889	14,434	7,250
Transfer agent fees and expenses	33,473	47,634	21,957	4,226	2,351
Directors' fees and expenses	37,978	47,152	30,700	4,586	1,955
Other accrued expenses	100,918	93,329	75,047	49,406	40,443
Line of credit	—	—	—	—	—
Dividends payable	—	—	—	—	58,596
Due to investment advisor for expense recoupment	—	—	—	—	—
Due to custodian for foreign cash*	—	—	—	—	—
Total liabilities	790,949	1,447,330	761,034	111,938	114,071
Net Assets	$254,340,725	$463,558,487	$244,771,117	$37,603,447	$20,760,229
*Cost
Long-term investment securities (unaffiliated)	$—	$—	$—	$—	$—
Long-term investment securities (affiliated)	$362,037,239	$664,354,882	$302,656,248	$42,961,297	$22,620,257
Short-term investment securities	$—	$—	$—	$—	$—
Foreign cash	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$2,846	$4,343	$2,390	$369	$192
Paid-in capital	464,926,996	684,200,107	354,369,786	49,291,784	24,527,191
	464,929,842	684,204,450	354,372,176	49,292,153	24,527,383
Accumulated undistributed net investment income (loss)	781,927	4,228,647	301,773	37,313	(23,625)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(104,261,277)	(25,294,043)	(52,609,011)	(6,361,509)	(1,956,909)
Unrealized appreciation (depreciation) on investments	(107,109,767)	(199,580,567)	(57,293,821)	(5,364,510)	(1,786,620)
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net Assets	$254,340,725	$463,558,487	$244,771,117	$37,603,447	$20,760,229
Class A:
Net assets	$86,346,822	$156,584,168	$84,727,420	$13,310,551	$8,224,529
Shares outstanding	9,546,916	14,559,745	8,271,127	1,304,195	759,626
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.04	$10.75	$10.24	$10.21	$10.83
Maximum sales charge (5.75% of offering price)	0.55	0.66	0.62	0.62	0.66
Maximum offering price to public	$9.59	$11.41	$10.86	$10.83	$11.49
Class B:
Net assets	$52,821,772	$95,631,180	$54,610,966	$7,949,439	$4,412,933
Shares outstanding	5,949,935	8,998,380	5,341,022	780,048	407,953
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.88	$10.63	$10.22	$10.19	$10.82
Class C:
Net assets	$114,049,937	$211,343,139	$103,814,208	$16,343,457	$8,122,767
Shares outstanding	12,833,923	19,872,566	10,128,122	1,603,306	751,100
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.89	$10.63	$10.25	$10.19	$10.81
Class I:
Net assets	$1,122,194	$—	$1,618,523	$—	$—
Shares outstanding	124,327	—	158,101	—	—
Net asset value, offering and redemption price per share	$9.03	$—	$10.24	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$422,229,793	$177,058,931	$57,630,371	$146,598,141	$98,566,000
Long-term investment securities, at market value (affiliated)*	—	—	—	—	—
Short-term investment securities, at market value*	—	24,999,986	12,618,000	—	—
Repurchase agreements (cost approximates market value)	59,636,000	—	—	—	—
Total investments	481,865,793	202,058,917	70,248,371	146,598,141	98,566,000
Cash	386	44,587	852	—	—
Foreign cash*	163,153	9,304	—	—	—
Receivable for— Fund shares sold	375,985	118,562	1,034	46,442	23,215
Dividends and interest	207,739	204,507	7,863	23,975	235,500
Investments sold	4,207,374	4,045,607	—	—	11,567,845
Prepaid expenses and other assets	284,686	12,960	4,808	14,892	6,953
Due from investment advisor for expense reimbursements/fee waivers	—	—	16,535	65,326	1,357
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Total assets	487,105,116	206,494,444	70,279,463	146,748,776	110,400,870
LIABILITIES:
Payable for— Fund shares redeemed	673,363	282,303	14,278	694,410	200,039
Investments purchased	40,896,876	9,247,611	11,410,183	—	3,661,400
Investment advisory and management fees	275,094	211,641	42,058	124,189	71,319
Distribution and service maintenance fees	202,625	105,128	17,211	66,671	53,296
Transfer agent fees and expenses	118,452	80,375	8,294	41,801	30,669
Directors' fees and expenses	193,627	65,586	3,391	24,406	36,828
Other accrued expenses	182,426	124,288	51,379	143,641	64,864
Line of credit	—	—	—	104,415	5,875,384
Dividends payable	—	—	—	—	—
Due to investment advisor for expense recoupment	—	4,895	—	—	—
Due to custodian for foreign cash*	—	—	—	—	—
Total liabilities	42,542,463	10,121,827	11,546,794	1,199,533	9,993,799
Net Assets	$444,562,653	$196,372,617	$58,732,669	$145,549,243	$100,407,071
*Cost
Long-term investment securities (unaffiliated)	$555,654,039	$243,290,926	$78,593,341	$166,241,390	$116,324,170
Long-term investment securities (affiliated)	$—	$—	$—	$—	$—
Short-term investment securities	$—	$24,999,986	$12,618,000	$—	$—
Foreign cash	$171,870	$11,176	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$3,424	$1,272	$721	$1,451	$1,244
Paid-in capital	753,158,805	298,698,937	87,688,825	178,435,701	146,917,294
	753,162,229	298,700,209	87,689,546	178,437,152	146,918,538
Accumulated undistributed net investment income (loss)	(1,830,886)	(64,496)	(3,143)	(23,928)	869,286
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(173,335,727)	(36,023,649)	(7,990,764)	(13,220,732)	(29,622,583)
Unrealized appreciation (depreciation) on investments	(133,424,246)	(66,231,995)	(20,962,970)	(19,643,249)	(17,758,170)
Unrealized foreign exchange gain (loss) on other assets and liabilities	(8,717)	(7,452)	—	—	—
Net Assets	$444,562,653	$196,372,617	$58,732,669	$145,549,243	$100,407,071
Class A:
Net assets	$216,739,867	$140,826,675	$54,391,376	$97,082,433	$65,040,359
Shares outstanding	16,374,921	8,882,811	6,663,785	9,358,043	7,836,443
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.24	$15.85	$8.16	$10.37	$8.30
Maximum sales charge (5.75% of offering price)	0.81	0.97	0.50	0.63	0.51
Maximum offering price to public	$14.05	$16.82	$8.66	$11.00	$8.81
Class B:
Net assets	$56,863,309	$24,585,800	$868,204	$13,556,787	$10,261,164
Shares outstanding	4,604,227	1,697,337	108,883	1,459,213	1,338,856
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.35	$14.48	$7.97	$9.29	$7.66
Class C:
Net assets	$106,567,629	$30,960,142	$3,473,089	$28,766,297	$25,105,548
Shares outstanding	8,620,591	2,138,273	434,888	3,108,274	3,263,929
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.36	$14.48	$7.99	$9.25	$7.69
Class I:
Net assets	$—	$—	$—	$6,143,726	$—
Shares outstanding	—	—	—	579,840	—
Net asset value, offering and redemption price per share	$—	$—	$—	$10.60	$—
Class Z:
Net assets	$64,391,848	$—	$—	$—	$—
Shares outstanding	4,644,720	—	—	—	—
Net asset value, offering and redemption price per share	$13.86	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$241,831,538	$53,822,483	$163,659,828	$171,424,974	$99,226,828
Long-term investment securities, at market value (affiliated)*	—	—	—	—	—
Short-term investment securities, at market value*	—	10,005,000	—	—	2,163,000
Repurchase agreements (cost approximates market value)	33,015,000	—	50,807,000	52,845,000	13,929,000
Total investments	274,846,538	63,827,483	214,466,828	224,269,974	115,318,828
Cash	79	172	905	198	2,162
Foreign cash*	20,173	—	—	—	—
Receivable for— Fund shares sold	98,976	590	9,727	64,386	4,881
Dividends and interest	70,195	38,094	92,618	209,419	825,211
Investments sold	—	—	10,144,865	—	6,226,044
Prepaid expenses and other assets	12,720	4,751	16,614	104,443	1,639
Due from investment advisor for expense reimbursements/fee waivers	24,632	20,846	799	5,743	26,582
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	1,582,048
Total assets	275,073,313	63,891,936	224,732,356	224,654,163	123,987,395
LIABILITIES:
Payable for— Fund shares redeemed	622,510	19,015	349,832	539,940	270,138
Investments purchased	—	6,901,344	46,726,792	—	4,725,111
Investment advisory and management fees	280,877	43,222	102,458	233,166	182,360
Distribution and service maintenance fees	180,581	17,511	69,287	126,689	67,052
Transfer agent fees and expenses	75,095	12,689	42,999	74,439	42,813
Directors' fees and expenses	73,524	3,751	36,129	44,003	21,363
Other accrued expenses	140,977	43,033	75,340	100,905	124,094
Line of credit	—	—	—	—	—
Dividends payable	—	—	—	—	—
Due to investment advisor for expense recoupment	—	—	—	—	—
Due to custodian for foreign cash*	—	—	—	—	295,108
Total liabilities	1,373,564	7,040,565	47,402,837	1,119,142	5,728,039
Net Assets	$273,699,749	$56,851,371	$177,329,519	$223,535,021	$118,259,356
*Cost
Long-term investment securities (unaffiliated)	$352,454,151	$73,876,171	$185,517,616	$233,506,428	$155,381,184
Long-term investment securities (affiliated)	$—	$—	$—	$—	$—
Short-term investment securities	$—	$10,005,000	$—	$—	$2,163,000
Foreign cash	$23,148	$—	$—	$—	$(297,539)

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$2,458	$700	$1,662	$2,103	$1,143
Paid-in capital	484,066,201	86,751,484	245,815,001	388,271,693	210,620,532
	484,068,659	86,752,184	245,816,663	388,273,796	210,621,675
Accumulated undistributed net investment income (loss)	632,450	(3,421)	308,521	(44,648)	8,960,628
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(100,375,773)	(9,844,776)	(46,937,877)	(102,612,673)	(46,692,704)
Unrealized appreciation (depreciation) on investments	(110,622,613)	(20,053,688)	(21,857,788)	(62,081,454)	(56,154,356)
Unrealized foreign exchange gain (loss) on other assets and liabilities	(2,974)	1,072	—	—	1,524,113
Net Assets	$273,699,749	$56,851,371	$177,329,519	$223,535,021	$118,259,356
Class A:
Net assets	$132,396,522	$52,809,218	$131,033,083	$146,985,748	$92,794,060
Shares outstanding	11,532,281	6,495,477	11,918,860	13,446,487	8,874,801
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.48	$8.13	$10.99	$10.93	$10.46
Maximum sales charge (5.75% of offering price)	0.70	0.50	0.67	0.67	0.64
Maximum offering price to public	$12.18	$8.63	$11.66	$11.60	$11.10
Class B:
Net assets	$56,367,465	$706,910	$14,770,704	$25,176,798	$8,040,110
Shares outstanding	5,201,823	88,391	1,503,768	2,495,271	805,285
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.84	$8.00	$9.82	$10.09	$9.98
Class C:
Net assets	$84,935,762	$3,335,243	$31,525,732	$51,372,475	$17,425,186
Shares outstanding	7,844,699	416,761	3,197,877	5,093,086	1,749,568
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.83	$8.00	$9.86	$10.09	$9.96
Class I:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$32,906,174	$113,014,487	$83,973,043
Long-term investment securities, at market value (affiliated)*	—	—	—
Short-term investment securities, at market value*	—	—	2,070,000
Repurchase agreements (cost approximates market value)	4,933,000	105,000	1,444,000
Total investments	37,839,174	113,119,487	87,487,043
Cash	715	834	49,773
Foreign cash*	—	—	125,935
Receivable for—
Fund shares sold	14,337	26,497,476	4,016
Dividends and interest	9,501	136,887	94,864
Investments sold	720,083	—	5,965,905
Prepaid expenses and other assets	8,527	1,651	6,927
Due from investment advisor for expense reimbursements/fee waivers	—	3,815	1,494
Unrealized appreciation on forward foreign currency contracts	—	—	—
Total assets	38,592,337	139,760,150	93,735,957
LIABILITIES:
Payable for—
Fund shares redeemed	115,283	150,921	73,247
Investments purchased	954,391	23,183,664	6,360,594
Investment advisory and management fees	32,612	27,328	75,885
Distribution and service maintenance fees	20,648	60,158	34,033
Transfer agent fees and expenses	17,211	23,242	21,689
Directors' fees and expenses	11,882	21,638	1,896
Other accrued expenses	70,786	66,671	91,576
Line of credit	—	—	—
Dividends payable	—	—	—
Due to investment advisor for expense recoupment	26,762	—	—
Due to custodian for foreign cash*	—	—	—
Total liabilities	1,249,575	23,533,622	6,658,920
Net Assets	$37,342,762	$116,226,528	$87,077,037
*Cost
Long-term investment securities (unaffiliated)	$41,799,740	$143,586,612	$116,326,991
Long-term investment securities (affiliated)	$—	$—	$—
Short-term investment securities	$—	$—	$2,070,000
Foreign cash	$—	$—	$125,596

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2008 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$866	$1,525	$1,092
Paid-in capital	215,455,027	168,062,409	142,342,614
	215,455,893	168,063,934	142,343,706
Accumulated undistributed net investment income (loss)	(11,773)	164,880	9,753
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(169,207,792)	(21,430,161)	(22,923,241)
Unrealized appreciation (depreciation) on investments	(8,893,566)	(30,572,125)	(32,353,948)
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	767
Net Assets	$37,342,762	$116,226,528	$87,077,037
Class A:
Net assets	$21,159,246	$57,806,184	$73,921,002
Shares outstanding	4,793,727	7,568,780	9,259,926
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.41	$7.64	$7.98
Maximum sales charge (5.75% of offering price)	0.27	0.47	0.49
Maximum offering price to public	$4.68	$8.11	$8.47
Class B:
Net assets	$5,947,064	$16,963,503	$—
Shares outstanding	1,419,795	2,229,836	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.19	$7.61	$—
Class C:
Net assets	$10,236,452	$41,456,841	$13,156,035
Shares outstanding	2,443,242	5,446,966	1,661,159
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.19	$7.61	$7.92
Class I:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
Class Z:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2008

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$—	$—	$—
Dividends (affiliated)	723,347	8,974,569	8,545,743	1,811,875	995,011
Interest (unaffiliated)	—	—	—	—	—
Total investment income*	723,347	8,974,569	8,545,743	1,811,875	995,011
Expenses:
Investment advisory and management fees	464,728	730,553	368,720	53,874	22,852
Distribution and service maintenance fees
Class A	—	—	—	—	—
Class B	606,547	935,268	544,510	76,345	32,845
Class C	1,428,257	2,214,982	1,022,504	138,525	57,841
Service fees Class I	—	—	—	—	—
Transfer agent fees and expenses
Class A	50,238	75,460	35,094	6,159	3,934
Class B	31,487	38,960	23,083	4,426	3,122
Class C	37,284	58,902	20,430	5,402	3,729
Class I	935	—	775	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	21,594	20,187	20,485	14,943	10,330
Class B	14,976	16,442	15,238	12,275	9,527
Class C	17,383	23,916	17,960	15,316	14,065
Class I	9,137	—	7,914	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	16,695	17,635	17,305	17,189	17,060
Reports to shareholders	120,611	165,699	74,989	11,437	7,939
Audit and tax fees	25,266	26,063	26,063	35,978	35,969
Legal fees	13,171	15,303	13,665	13,080	12,904
Directors' fees and expenses	50,534	77,406	37,846	5,231	2,364
Interest expense	—	—	—	—	—
Other expenses	10,273	13,491	8,136	11,223	9,078
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	2,919,116	4,430,267	2,254,717	421,403	243,559
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(10,113)	—	(8,653)	(71,789)	(95,739)
Custody credits earned on cash balances	—	(10)	(21)	(60)	(2)
Fees paid indirectly (Note 7)	—	—	—	—	—
Net expenses	2,909,003	4,430,257	2,246,043	349,554	147,818
Net investment income (loss)	(2,185,656)	4,544,312	6,299,700	1,462,321	847,193
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	—	—	—
Net realized gain (loss) on investments (affiliated)	(156,059,417)	(77,683,964)	(74,437,578)	(6,148,146)	(1,598,463)
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	71,773,567	76,625,399	30,525,041	362,166	—
Net realized gain (loss) on futures contracts and options contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3)	—	—	—	—	(121,065)
Net increase from payments by affiliates (Note 3)	—	—	—	—	121,065
Net realized gain (loss) on investments and foreign currencies	(84,285,850)	(1,058,565)	(43,912,537)	(5,785,980)	(1,598,463)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments (affiliated)	(159,825,081)	(291,761,095)	(83,160,399)	(7,500,667)	(2,124,075)
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	(159,825,081)	(291,761,095)	(83,160,399)	(7,500,667)	(2,124,075)
Net realized and unrealized gain (loss) on investments and foreign currencies	(244,110,931)	(292,819,660)	(127,072,936)	(13,286,647)	(3,722,538)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$(246,296,587)	$(288,275,348)	$(120,773,236)	$(11,824,326)	$(2,875,345)
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2008 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$6,663,606	$1,882,809	$310,865	$934,609	$4,117,419
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	263,537	726,528	51,473	457,329	77,312
Total investment income*	6,927,143	2,609,337	362,338	1,391,938	4,194,731
Expenses:
Investment advisory and management fees	5,704,770	4,516,331	832,214	2,735,603	1,676,294
Distribution and service maintenance fees
Class A	1,094,548	1,228,916	267,519	677,849	406,598
Class B	959,255	448,470	13,512	229,812	165,003
Class C	1,816,092	556,671	54,363	474,139	413,213
Service fees Class I	—	—	—	23,735	—
Transfer agent fees and expenses
Class A	819,822	871,648	176,955	455,446	275,094
Class B	239,711	119,097	5,294	66,488	46,496
Class C	452,837	141,480	15,227	116,509	101,557
Class I	—	—	—	21,045	—
Class Z	373	—	—	—	—
Registration fees
Class A	16,676	26,271	17,706	18,718	20,565
Class B	9,326	12,493	9,609	11,280	12,165
Class C	11,071	11,188	11,629	10,637	14,708
Class I	—	—	—	9,840	—
Class Z	10,974	—	—	—	—
Custodian and accounting fees	125,483	210,809	76,424	111,036	73,842
Reports to shareholders	422,992	140,543	4,460	211,058	36,399
Audit and tax fees	29,783	29,783	32,997	31,781	36,601
Legal fees	16,970	17,048	14,383	15,404	28,696
Directors' fees and expenses	63,729	48,853	9,287	29,899	17,405
Interest expense	14,118	14,518	505	8,213	10,082
Other expenses	58,175	17,106	10,813	13,145	12,432
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	11,866,705	8,411,225	1,552,897	5,271,637	3,347,150
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(47,794)	(17,758)	(77,097)	(112,859)	(12,064)
Custody credits earned on cash balances	(1,450)	(6,885)	(273)	(5,360)	(64)
Fees paid indirectly (Note 7)	—	(88,266)	(27,969)	(61,716)	(45,330)
Net expenses	11,817,461	8,298,316	1,447,558	5,091,702	3,289,692
Net investment income (loss)	(4,890,318)	(5,688,979)	(1,085,220)	(3,699,764)	905,039
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	23,673,110	(29,015,451)	(7,766,167)	(13,213,635)	(27,714,248)
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(12,262)	3,926,928	(36)	—	—
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3)	—	—	—	—	—
Net increase from payments by affiliates (Note 3)	—	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	23,660,848	(25,088,523)	(7,766,203)	(13,213,635)	(27,714,248)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(317,791,909)	(221,521,233)	(31,908,715)	(94,025,215)	(39,504,227)
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(8,715)	(7,421)	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	(317,800,624)	(221,528,654)	(31,908,715)	(94,025,215)	(39,504,227)
Net realized and unrealized gain (loss) on investments and foreign currencies	(294,139,776)	(246,617,177)	(39,674,918)	(107,238,850)	(67,218,475)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$(299,030,094)	$(252,306,156)	$(40,760,138)	$(110,938,614)	$(66,313,436)
*Net of foreign withholding taxes on interest and dividends of	$4,580	$70,530	$3,913	$3,165	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2008 — (continued)

	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$13,530,968	$1,142,107	$4,533,582	$6,202,091	$9,585,187
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	427,506	36,608	123,679	1,131,748	123,204
Total investment income*	13,958,474	1,178,715	4,657,261	7,333,839	9,708,391
Expenses:
Investment advisory and management fees	6,042,290	793,589	2,169,097	4,504,515	3,738,685
Distribution and service maintenance fees
Class A	1,158,399	250,793	496,922	1,088,108	866,659
Class B	1,091,135	12,785	257,677	449,028	156,153
Class C	1,641,444	64,249	543,368	946,604	358,628
Service fees Class I	—	—	—	—	—
Transfer agent fees and expenses
Class A	780,171	166,087	344,679	727,370	566,568
Class B	275,391	4,942	69,787	119,636	44,762
Class C	396,346	19,226	133,975	232,718	90,270
Class I	—	—	—	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	23,573	17,271	19,361	28,861	23,311
Class B	13,956	9,628	11,928	14,116	11,442
Class C	17,633	12,157	13,851	18,992	12,089
Class I	—	—	—	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	282,554	80,823	84,512	158,559	338,786
Reports to shareholders	191,430	5,412	91,285	108,923	52,209
Audit and tax fees	33,518	32,779	31,215	29,076	41,034
Legal fees	16,747	15,720	21,840	16,748	11,653
Directors' fees and expenses	67,118	9,046	23,027	50,823	34,092
Interest expense	686	2,349	1,893	1,831	3,218
Other expenses	20,387	12,956	34,768	19,938	15,488
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	12,052,778	1,509,812	4,349,185	8,515,846	6,365,047
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(24,632)	(100,508)	(14,276)	(6,260)	(254,392)
Custody credits earned on cash balances	(20,877)	(391)	(12,842)	(1,154)	(3,517)
Fees paid indirectly (Note 7)	(93,671)	(18,444)	(37,381)	(208,147)	—
Net expenses	11,913,598	1,390,469	4,284,686	8,300,285	6,107,138
Net investment income (loss)	2,044,876	(211,754)	372,575	(966,446)	3,601,253
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(98,403,307)	(9,848,450)	(46,410,999)	(98,831,174)	(46,658,310)
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	(119,792)	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(6,683)	(20,144)	(20)	16	4,013,665
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3)	—	—	—	—	—
Net increase from payments by affiliates (Note 3)	—	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	(98,409,990)	(9,868,594)	(46,530,811)	(98,831,158)	(42,644,645)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(239,144,967)	(41,743,508)	(44,108,250)	(121,679,442)	(124,338,348)
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	(28,420)	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(9,383)	(334)	—	(15)	2,897,646
Net unrealized gain (loss) on investments and foreign currencies	(239,154,350)	(41,743,842)	(44,136,670)	(121,679,457)	(121,440,702)
Net realized and unrealized gain (loss) on investments and foreign currencies	(337,564,340)	(51,612,436)	(90,667,481)	(220,510,615)	(164,085,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$(335,519,464)	$(51,824,190)	$(90,294,906)	$(221,477,061)	$(160,484,094)
*Net of foreign withholding taxes on interest and dividends of	$320,292	$35,221	$4,458	$—	$618,355

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2008 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$234,387	$7,002,100	$1,281,622
Dividends (affiliated)	—	—	—
Interest (unaffiliated)	74,982	40,644	209,406
Total investment income*	309,369	7,042,744	1,491,028
Expenses:
Investment advisory and management fees	676,974	484,808	1,325,247
Distribution and service maintenance fees
Class A	122,676	159,808	401,033
Class B	104,170	281,832	—
Class C	174,549	646,740	179,439
Service fees Class I	—	—	—
Transfer agent fees and expenses
Class A	102,417	113,283	254,889
Class B	31,159	69,566	—
Class C	48,007	151,811	39,955
Class I	—	—	—
Class Z	—	—	—
Registration fees
Class A	16,793	11,325	6,369
Class B	15,862	10,324	—
Class C	13,775	13,082	651
Class I	—	—	—
Class Z	—	—	—
Custodian and accounting fees	35,352	40,581	130,419
Reports to shareholders	63,140	34,582	349
Audit and tax fees	35,146	35,464	43,006
Legal fees	11,039	14,847	26,419
Directors' fees and expenses	6,703	15,501	8,128
Interest expense	188	12,279	39
Other expenses	11,242	11,576	11,143
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	1,469,192	2,107,409	2,427,086
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(87,762)	(187,884)	(27,989)
Custody credits earned on cash balances	(133)	(45)	(3,194)
Fees paid indirectly (Note 7)	(13,262)	(17,316)	(9,719)
Net expenses	1,368,035	1,902,164	2,386,184
Net investment income (loss)	(1,058,666)	5,140,580	(895,156)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)#	(9,356,962)	(21,009,388)	(22,605,534)
Net realized gain (loss) on investments (affiliated)	—	—	—
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	(195)
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3)	—	—	—
Net increase from payments by affiliates (Note 3)	—	—	—
Net realized gain (loss) on investments and foreign currencies	(9,356,962)	(21,009,388)	(22,605,729)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)#	(21,926,309)	(39,927,938)	(42,850,714)
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	(351)
Net unrealized gain (loss) on investments and foreign currencies	(21,926,309)	(39,927,938)	(42,851,065)
Net realized and unrealized gain (loss) on investments and foreign currencies	(31,283,271)	(60,937,326)	(65,456,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$(32,341,937)	$(55,796,746)	$(66,351,950)
*Net of foreign withholding taxes on interest and dividends of	$2,509	$—	$15,915

# Includes the overall impact to the Focused StarALPHA for an investment restriction violation see Note 3.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Equity Strategy Portfolio		Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,185,656)	$(2,281,402)	$4,544,312	$3,998,027	$6,299,700	$5,548,862
Net realized gain (loss) on investments and foreign currencies	(84,285,850)	131,566,037	(1,058,565)	153,261,947	(43,912,537)	65,163,871
Net unrealized gain (loss) on investments and foreign currencies	(159,825,081)	(22,226,882)	(291,761,095)	(27,948,257)	(83,160,399)	(13,237,185)
Net increase (decrease) in net assets resulting from operations	(246,296,587)	107,057,753	(288,275,348)	129,311,717	(120,773,236)	57,475,548
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	(5,468,660)	(5,549,915)	(10,094,985)	(6,304,161)	(5,394,469)	(4,938,260)
Net investment income (Class B)	(2,809,566)	(2,837,830)	(4,813,074)	(2,714,091)	(3,114,446)	(3,017,764)
Net investment income (Class C)	(6,910,972)	(7,039,977)	(11,609,853)	(6,963,788)	(5,817,323)	(5,622,491)
Net investment income (Class I)	(69,759)	(98,065)	—	—	(111,283)	(165,728)
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(34,250,451)	(11,326,057)	(46,895,289)	(14,494,783)	(18,720,875)	(5,511,997)
Net realized gain on investments (Class B)	(22,218,051)	(7,404,845)	(27,491,780)	(8,592,692)	(12,988,678)	(4,185,507)
Net realized gain on investments (Class C)	(54,651,964)	(18,369,652)	(66,314,277)	(22,047,047)	(24,168,585)	(7,827,681)
Net realized gain on investments (Class I)	(423,808)	(193,740)	—	—	(375,802)	(210,570)
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(126,803,231)	(52,820,081)	(167,219,258)	(61,116,562)	(70,691,461)	(31,479,998)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(5,665,944)	(71,321,169)	12,586,283	(14,072,056)	(9,712,886)	(45,364,414)
Total increase (decrease) in net assets	(378,765,762)	(17,083,497)	(442,908,323)	54,123,099	(201,177,583)	(19,368,864)
NET ASSETS:
Beginning of period	633,106,487	650,189,984	906,466,810	852,343,711	445,948,700	465,317,564
End of period*	$254,340,725	$633,106,487	$463,558,487	$906,466,810	$244,771,117	$445,948,700
*Includes accumulated undistributed net investment income (loss)	$781,927	$(25,965)	$4,228,647	$2,608,694	$301,773	$619,605

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Fixed Income and Equity Strategy Portfolio		Focused Fixed Income Strategy Portfolio		Focused Large-Cap Growth Portfolio
	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,462,321	$1,577,375	$847,193	$869,172	$(4,890,318)	$(9,398,928)
Net realized gain (loss) on investments and foreign currencies	(5,785,980)	4,284,970	(1,598,463)	790,228	23,660,848	230,905,549
Net unrealized gain (loss) on investments and foreign currencies	(7,500,667)	(919,883)	(2,124,075)	(322,114)	(317,800,624)	(25,982,133)
Net increase (decrease) in net assets resulting from operations	(11,824,326)	4,942,462	(2,875,345)	1,337,286	(299,030,094)	195,524,488
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	(712,177)	(869,064)	(364,404)	(359,446)	—	—
Net investment income (Class B)	(333,876)	(418,203)	(174,503)	(196,357)	—	—
Net investment income (Class C)	(607,647)	(775,202)	(308,288)	(313,370)	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(1,538,873)	(607,297)	(342,350)	(1,090)	—	—
Net realized gain on investments (Class B)	(889,801)	(357,973)	(200,420)	(808)	—	—
Net realized gain on investments (Class C)	(1,582,405)	(637,858)	(349,918)	(1,268)	—	—
Net realized gain on investments (Class I)	—	—	—	—	—	—
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(5,664,779)	(3,665,597)	(1,739,883)	(872,339)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(3,279,390)	(7,658,379)	2,586,723	(1,034,813)	(101,351,956)	(638,044,818)
Total increase (decrease) in net assets	(20,768,495)	(6,381,514)	(2,028,505)	(569,866)	(400,382,050)	(442,520,330)
NET ASSETS:
Beginning of period	58,371,942	64,753,456	22,788,734	23,358,600	844,944,703	1,287,465,033
End of period*	$37,603,447	$58,371,942	$20,760,229	$22,788,734	$444,562,653	$844,944,703
*Includes accumulated undistributed net investment income (loss)	$37,313	$154,865	$(23,625)	$(23,614)	$(1,830,886)	$(5,201,125)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Growth Portfolio		Focused Mid-Cap Growth Portfolio		Focused Small-Cap Growth Portfolio
	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(5,688,979)	$(5,868,590)	$(1,085,220)	$(783,384)	$(3,699,764)	$(4,296,277)
Net realized gain (loss) on investments and foreign currencies	(25,088,523)	33,740,759	(7,766,203)	16,335,837	(13,213,635)	55,595,542
Net unrealized gain (loss) on investments and foreign currencies	(221,528,654)	90,497,773	(31,908,715)	4,488,474	(94,025,215)	18,628,962
Net increase (decrease) in net assets resulting from operations	(252,306,156)	118,369,942	(40,760,138)	20,040,927	(110,938,614)	69,928,227
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	—	—	—	—	—	—
Net investment income (Class B)	—	—	—	—	—	—
Net investment income (Class C)	—	—	—	—	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	(43,330)	—	—	—
Return of capital (Class B)	—	—	(697)	—	—	—
Return of capital (Class C)	—	—	(2,776)	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(15,142,078)	—	(14,317,820)	(2,766,199)	(37,811,051)	(31,225,779)
Net realized gain on investments (Class B)	(2,036,670)	—	(230,272)	(28,757)	(5,210,847)	(5,106,117)
Net realized gain on investments (Class C)	(2,505,094)	—	(917,448)	(125,800)	(10,561,605)	(10,159,413)
Net realized gain on investments (Class I)	—	—	—	(1,079)	(1,990,792)	(979,833)
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(19,683,842)	—	(15,512,343)	(2,921,835)	(55,574,295)	(47,471,142)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(126,050,235)	69,712,147	11,521,239	8,037,269	(43,871,227)	(15,607,917)
Total increase (decrease) in net assets	(398,040,233)	188,082,089	(44,751,242)	25,156,361	(210,384,136)	6,849,168
NET ASSETS:
Beginning of period	594,412,850	406,330,761	103,483,911	78,327,550	355,933,379	349,084,211
End of period*	$196,372,617	$594,412,850	$58,732,669	$103,483,911	$145,549,243	$355,933,379
*Includes accumulated undistributed net investment income (loss)	$(64,496)	$(56,457)	$(3,143)	$(1,324)	$(23,928)	$(17,704)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Large-Cap Value Portfolio		Focused Value Portfolio		Focused Mid-Cap Value Portfolio
	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$905,039	$2,458,069	$2,044,876	$1,734,171	$(211,754)	$(350,881)
Net realized gain (loss) on investments and foreign currencies	(27,714,248)	116,827,983	(98,409,990)	138,997,093	(9,868,594)	6,015,189
Net unrealized gain (loss) on investments and foreign currencies	(39,504,227)	(57,240,179)	(239,154,350)	(8,636,670)	(41,743,842)	13,933,091
Net increase (decrease) in net assets resulting from operations	(66,313,436)	62,045,873	(335,519,464)	132,094,594	(51,824,190)	19,597,399
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	(911,518)	(2,828,660)	(2,062,421)	(1,474,414)	—	(249,157)
Net investment income (Class B)	(6,676)	(19,700)	—	(51,286)	—	—
Net investment income (Class C)	(16,980)	(45,377)	—	(60,362)	—	—
Net investment income (Class I)	—	—	—	—	—	(127)
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(43,643,319)	(54,082,936)	(75,217,664)	(20,241,781)	(5,063,600)	(2,751,584)
Net realized gain on investments (Class B)	(6,626,044)	(3,625,229)	(26,933,265)	(13,110,647)	(98,630)	(43,492)
Net realized gain on investments (Class C)	(16,853,469)	(8,350,402)	(38,939,031)	(15,430,925)	(516,416)	(131,445)
Net realized gain on investments (Class I)	—	—	—	—	—	(1,110)
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(68,058,006)	(68,952,304)	(143,152,381)	(50,369,415)	(5,678,646)	(3,176,915)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	660,062	(346,207,952)	(78,820,304)	122,018,697	9,964,654	6,804,548
Total increase (decrease) in net assets	(133,711,380)	(353,114,383)	(557,492,149)	203,743,876	(47,538,182)	23,225,032
NET ASSETS:
Beginning of period	234,118,451	587,232,834	831,191,898	627,448,022	104,389,553	81,164,521
End of period*	$100,407,071	$234,118,451	$273,699,749	$831,191,898	$56,851,371	$104,389,553
*Includes accumulated undistributed net investment income (loss)	$869,286	$899,587	$632,450	$656,935	$(3,421)	$(5,770)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Small-Cap Value Portfolio		Focused Growth and Income Portfolio		Focused International Equity Portfolio
	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$372,575	$(1,764,198)	$(966,446)	$(1,452,913)	$3,601,253	$1,030,095
Net realized gain (loss) on investments and foreign currencies	(46,530,811)	29,234,695	(98,831,158)	75,356,713	(42,644,645)	54,946,629
Net unrealized gain (loss) on investments and foreign currencies	(44,136,670)	(3,415,212)	(121,679,457)	(5,160,846)	(121,440,702)	16,332,475
Net increase (decrease) in net assets resulting from operations	(90,294,906)	24,055,285	(221,477,061)	68,742,954	(160,484,094)	72,309,199
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	—	—	—	—	—	(570,082)
Net investment income (Class B)	—	—	—	—	—	—
Net investment income (Class C)	—	—	—	—	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(15,601,519)	(16,252,880)	(51,892,950)	(7,143,936)	(44,903,465)	(37,398,625)
Net realized gain on investments (Class B)	(3,321,422)	(3,703,691)	(8,087,567)	(2,488,394)	(2,949,090)	(2,666,442)
Net realized gain on investments (Class C)	(6,869,953)	(7,368,512)	(17,465,319)	(4,179,840)	(6,736,004)	(5,886,483)
Net realized gain on investments (Class I)	—	—	—	—	—	—
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(25,792,894)	(27,325,083)	(77,445,836)	(13,812,170)	(54,588,559)	(46,521,632)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	10,481,875	(94,334,613)	(89,741,720)	204,479,376	(62,671,388)	27,379,826
Total increase (decrease) in net assets	(105,605,925)	(97,604,411)	(388,664,617)	259,410,160	(277,744,041)	53,167,393
NET ASSETS:
Beginning of period	282,935,444	380,539,855	612,199,638	352,789,478	396,003,397	342,836,004
End of period*	$177,329,519	$282,935,444	$223,535,021	$612,199,638	$118,259,356	$396,003,397
*Includes accumulated undistributed net investment income (loss)	$308,521	$(31,078)	$(44,648)	$(35,023)	$8,960,628	$1,345,967

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Technology Portfolio		Focused Dividend Strategy Portfolio		Focused StarALPHA Portfolio
	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the period May 2, 2007@ through October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,058,666)	$(1,577,528)	$5,140,580	$4,185,490	$(895,156)	$(145,612)
Net realized gain (loss) on investments and foreign currencies	(9,356,962)	16,326,305	(21,009,388)	32,739,661	(22,605,729)	(326,799)
Net unrealized gain (loss) on investments and foreign currencies	(21,926,309)	2,450,054	(39,927,938)	(2,706,073)	(42,851,065)	10,497,884
Net increase (decrease) in net assets resulting from operations	(32,341,937)	17,198,831	(55,796,746)	34,219,078	(66,351,950)	10,025,473
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	—	—	(2,003,046)	(1,512,095)	—	—
Net investment income (Class B)	—	—	(1,050,848)	(766,050)	—	—
Net investment income (Class C)	—	—	(2,427,713)	(1,639,185)	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	(65,544)	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	—	—	(10,583,126)	(5,961,669)	—	—
Net realized gain on investments (Class B)	—	—	(6,844,548)	(4,173,108)	—	—
Net realized gain on investments (Class C)	—	—	(15,309,451)	(8,588,705)	—	—
Net realized gain on investments (Class I)	—	—	—	—	—	—
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	(38,218,732)	(22,640,812)	(65,544)	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(12,948,260)	(18,300,899)	19,083,081	(12,003,400)	3,151,672	140,317,386
Total increase (decrease) in net assets	(45,290,197)	(1,102,068)	(74,932,397)	(425,134)	(63,265,822)	150,342,859
NET ASSETS:
Beginning of period	82,632,959	83,735,027	191,158,925	191,584,059	150,342,859	—
End of period*	$37,342,762	$82,632,959	$116,226,528	$191,158,925	$87,077,037	$150,342,859
*Includes accumulated undistributed net investment income (loss)	$(11,773)	$(10,570)	$164,880	$506,095	$9,753	$(11,749)

@ Commencement of operations

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(6)		Ratio of net investment income (loss) to average net assets(6)		Port- folio Turn- over
FOCUSED EQUITY STRATEGY PORTFOLIO
	Class A
10/31/04	$15.94	$(0.03)	$0.76	$0.73	$—	$—	$(0.00)	$(0.00)	$16.67	4.60%	$161,243	0.19	%(4)	(0.17	)%(4)	2%
10/31/05	16.67	(0.02)	2.22	2.20	(0.21)	—	(0.06)	(0.27)	18.60	13.28	184,509	0.20	(4)	(0.09	)(4)	13
10/31/06	18.60	0.02	2.03	2.05	(0.32)	—	(0.78)	(1.10)	19.55	11.41	199,098	0.17	(4)	0.09	(4)	28
10/31/07	19.55	0.02	3.45	3.47	(0.56)	—	(1.14)	(1.70)	21.32	18.95	196,206	0.17		0.09		87
10/31/08	21.32	(0.03)	(7.85)	(7.88)	(0.61)	—	(3.79)	(4.40)	9.04	(45.66)	86,347	0.20		(0.18)		27
	Class B
10/31/04	$15.84	$(0.13)	$0.75	$0.62	$—	$—	$(0.00)	$(0.00)	$16.46	3.93%	$94,156	0.85	%(4)	(0.83	)%(4)	2%
10/31/05	16.46	(0.15)	2.21	2.06	(0.10)	—	(0.06)	(0.16)	18.36	12.58	113,602	0.87	(4)	(0.81	)(4)	13
10/31/06	18.36	(0.11)	2.01	1.90	(0.21)	—	(0.78)	(0.99)	19.27	10.63	127,528	0.83	(4)	(0.58	)(4)	28
10/31/07	19.27	(0.12)	3.42	3.30	(0.44)	—	(1.14)	(1.58)	20.99	18.20	124,754	0.83		(0.61)		87
10/31/08	20.99	(0.11)	(7.73)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.88	(45.97)	52,822	0.85		(0.76)		27
	Class C†
10/31/04	$15.83	$(0.13)	$0.76	$0.63	$—	$—	$(0.00)	$(0.00)	$16.46	4.00%	$263,636	0.82	%(4)	(0.79	)%(4)	2%
10/31/05	16.46	(0.13)	2.19	2.06	(0.10)	—	(0.06)	(0.16)	18.36	12.58	298,568	0.84	(4)	(0.75	)(4)	13
10/31/06	18.36	(0.10)	2.01	1.91	(0.21)	—	(0.78)	(0.99)	19.28	10.68	320,130	0.81	(4)	(0.52	)(4)	28
10/31/07	19.28	(0.11)	3.41	3.30	(0.44)	—	(1.14)	(1.58)	21.00	18.19	309,753	0.81		(0.55)		87
10/31/08	21.00	(0.08)	(7.76)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.89	(45.95)	114,050	0.83		(0.55)		27
	Class I
02/23/04-10/31/04(5)	$17.20	$(0.03)	$(0.50)	$(0.53)	$—	$—	$—	$—	$16.67	(3.08)%	$5,741	0.15	%(3)(4)	(0.19	)%(3)(4)	2%
10/31/05	16.67	(0.01)	2.22	2.21	(0.23)	—	(0.06)	(0.29)	18.59	13.33	6,035	0.15	(4)	(0.08	)(4)	13
10/31/06	18.59	0.15	1.91	2.06	(0.33)	—	(0.78)	(1.11)	19.54	11.45	3,434	0.15	(4)	0.79	(4)	28
10/31/07	19.54	0.15	3.33	3.48	(0.58)	—	(1.14)	(1.72)	21.30	19.02	2,394	0.15	(4)	0.74	(4)	87
10/31/08	21.30	(0.05)	(7.81)	(7.86)	(0.62)	—	(3.79)	(4.41)	9.03	(45.59)	1,122	0.15	(4)	(0.32	)(4)	27

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Equity Strategy A	(0.02)%	(0.01)%	(0.00)%	—%	—%
Focused Equity Strategy B	(0.02)	(0.01)	(0.00)	—	—
Focused Equity Strategy C†	0.00	(0.01)	(0.00)	—	—
Focused Equity Strategy I	0.26	0.10	0.27	0.15	0.52

(5)  Inception date of class.

(6)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
	Class A
10/31/04	$15.07	$0.08	$0.89	$0.97	$(0.05)	$—	$(0.00)	$(0.05)	$15.99	6.48%	$161,187	0.20	%(3)	0.49	%(3)	0%
10/31/05	15.99	0.08	1.71	1.79	(0.22)	—	(0.01)	(0.23)	17.55	11.20	225,664	0.20	(3)	0.51	(3)	1
10/31/06	17.55	0.16	2.08	2.24	(0.32)	—	(0.16)	(0.48)	19.31	12.99	274,699	0.17	(3)	0.87	(3)	16
10/31/07	19.31	0.16	2.81	2.97	(0.44)	—	(1.02)	(1.46)	20.82	16.31	304,984	0.17		0.85		37
10/31/08	20.82	0.16	(6.28)	(6.12)	(0.70)	—	(3.25)	(3.95)	10.75	(35.56)	156,584	0.18		1.06		10
	Class B
10/31/04	$14.99	$(0.02)	$0.89	$0.87	$—	$—	$(0.00)	$(0.00)	$15.86	5.81%	$98,520	0.84	%(3)	(0.14	)%(3)	0%
10/31/05	15.86	(0.03)	1.68	1.65	(0.12)	—	(0.01)	(0.13)	17.38	10.37	135,585	0.86	(3)	(0.17	)(3)	1
10/31/06	17.38	0.04	2.07	2.11	(0.21)	—	(0.16)	(0.37)	19.12	12.32	163,010	0.82	(3)	0.20	(3)	16
10/31/07	19.12	0.04	2.78	2.82	(0.32)	—	(1.02)	(1.34)	20.60	15.56	175,763	0.82		0.22		37
10/31/08	20.60	0.05	(6.20)	(6.15)	(0.57)	—	(3.25)	(3.82)	10.63	(35.95)	95,631	0.83		0.36		10
	Class C†
10/31/04	$14.99	$(0.02)	$0.89	$0.87	$—	$—	$(0.00)	$(0.00)	$15.86	5.81%	$282,018	0.82	%(3)	(0.12	)%(3)	0%
10/31/05	15.86	(0.02)	1.68	1.66	(0.12)	—	(0.01)	(0.13)	17.39	10.44	359,119	0.84	(3)	(0.11	)(3)	1
10/31/06	17.39	0.04	2.06	2.10	(0.21)	—	(0.16)	(0.37)	19.12	12.25	414,635	0.81		0.23		16
10/31/07	19.12	0.05	2.78	2.83	(0.32)	—	(1.02)	(1.34)	20.61	15.62	425,720	0.80		0.27		37
10/31/08	20.61	0.07	(6.23)	(6.16)	(0.57)	—	(3.25)	(3.82)	10.63	(35.98)	211,343	0.82		0.44		10

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06
Focused Multi-Asset Strategy A	(0.02)%	(0.01)%	(0.00)%
Focused Multi-Asset Strategy B	(0.02)	(0.02)	(0.00)
Focused Multi-Asset Strategy C†	0.00	(0.02)	—

(4)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(6)		Ratio of net investment income (loss) to average net assets(6)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
	Class A
10/31/04	$14.90	$0.15	$0.56	$0.71	$(0.20)	$—	$(0.00)	$(0.20)	$15.41	4.78%	$130,851	0.20	%(4)	0.99	%(4)	9%
10/31/05	15.41	0.18	1.23	1.41	(0.30)	—	(0.17)	(0.47)	16.35	9.23	144,668	0.19	(4)	1.10	(4)	14
10/31/06	16.35	0.25	1.22	1.47	(0.43)	—	(0.66)	(1.09)	16.73	9.31	143,157	0.17		1.55		30
10/31/07	16.73	0.27	1.97	2.24	(0.58)	—	(0.65)	(1.23)	17.74	14.09	147,508	0.17		1.61		60
10/31/08	17.74	0.29	(4.90)	(4.61)	(0.63)	—	(2.26)	(2.89)	10.24	(30.44)	84,727	0.19		2.09		20
	Class B
10/31/04	$14.84	$0.05	$0.56	$0.61	$(0.06)	$—	$(0.00)	$(0.06)	$15.39	4.09%	$108,591	0.85	%(4)	0.33	%(4)	9%
10/31/05	15.39	0.07	1.23	1.30	(0.20)	—	(0.17)	(0.37)	16.32	8.47	114,867	0.85	(4)	0.44	(4)	14
10/31/06	16.32	0.15	1.21	1.36	(0.32)	—	(0.66)	(0.98)	16.70	8.61	110,559	0.83		0.92		30
10/31/07	16.70	0.17	1.96	2.13	(0.47)	—	(0.65)	(1.12)	17.71	13.37	103,744	0.83		1.01		60
10/31/08	17.71	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.22	(30.91)	54,611	0.84		1.51		20
	Class C†
10/31/04	$14.85	$0.06	$0.56	$0.62	$(0.06)	$—	$(0.00)	$(0.06)	$15.41	4.16%	$198,590	0.84	%(4)	0.38	%(4)	9%
10/31/05	15.41	0.08	1.23	1.31	(0.20)	—	(0.17)	(0.37)	16.35	8.52	212,036	0.83	(4)	0.48	(4)	14
10/31/06	16.35	0.15	1.21	1.36	(0.32)	—	(0.66)	(0.98)	16.73	8.60	205,830	0.81		0.93		30
10/31/07	16.73	0.18	1.95	2.13	(0.47)	—	(0.65)	(1.12)	17.74	13.35	191,695	0.81		1.05		60
10/31/08	17.74	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.25	(30.85)	103,814	0.82		1.51		20
	Class I
02/23/04-10/31/04(5)	$15.72	$0.12	$(0.32)	$(0.20)	$(0.11)	$—	$—	$(0.11)	$15.41	(1.26)%	$13,304	0.15	%(3)(4)	0.75	%(3)(4)	9%
10/31/05	15.41	0.17	1.24	1.41	(0.31)	—	(0.17)	(0.48)	16.34	9.22	14,889	0.15	(4)	1.08	(4)	14
10/31/06	16.34	0.44	1.03	1.47	(0.43)	—	(0.66)	(1.09)	16.72	9.34	5,772	0.15	(4)	2.53	(4)	30
10/31/07	16.72	0.41	1.84	2.25	(0.59)	—	(0.65)	(1.24)	17.73	14.16	3,002	0.15	(4)	2.41	(4)	60
10/31/08	17.73	0.28	(4.87)	(4.59)	(0.64)	—	(2.26)	(2.90)	10.24	(30.36)	1,619	0.15	(4)	2.08	(4)	20

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Balanced Strategy A	(0.03)%	0.00%	—%	—%	—%
Focused Balanced Strategy B	(0.02)	(0.01)	—	—	—
Focused Balanced Strategy C†	0.00	(0.01)	—	—	—
Focused Balanced Strategy I	0.11	0.03	0.16	0.18	0.34

(5)  Inception date of class.

(6)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
	Class A
10/31/04	$13.75	$0.33	$0.25	$0.58	$(0.36)	$—	$(0.01)	$(0.37)	$13.96	4.22%	$38,251	0.22%	2.40%	17%
10/31/05	13.96	0.35	0.46	0.81	(0.37)	—	(0.31)	(0.68)	14.09	5.87	28,583	0.25	2.44	11
10/31/06	14.09	0.43	0.59	1.02	(0.50)	—	(0.45)	(0.95)	14.16	7.58	23,337	0.25	3.09	49
10/31/07	14.16	0.42	0.84	1.26	(0.54)	—	(0.37)	(0.91)	14.51	9.28	22,365	0.25	3.00	51
10/31/08	14.51	0.39	(3.20)	(2.81)	(0.45)	—	(1.04)	(1.49)	10.21	(21.29)	13,311	0.25	3.12	46
	Class B
10/31/04	$13.74	$0.24	$0.24	$0.48	$(0.26)	$—	$(0.01)	$(0.27)	$13.95	3.44%	$16,053	0.90%	1.70%	17%
10/31/05	13.95	0.25	0.47	0.72	(0.28)	—	(0.31)	(0.59)	14.08	5.18	16,198	0.90	1.79	11
10/31/06	14.08	0.33	0.59	0.92	(0.41)	—	(0.45)	(0.86)	14.14	6.81	14,267	0.90	2.33	49
10/31/07	14.14	0.34	0.82	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	12,774	0.90	2.40	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	7,949	0.90	2.47	46
	Class C†
10/31/04	$13.74	$0.24	$0.24	$0.48	$(0.26)	$—	$(0.01)	$(0.27)	$13.95	3.51%	$34,981	0.88%	1.73%	17%
10/31/05	13.95	0.25	0.47	0.72	(0.28)	—	(0.31)	(0.59)	14.08	5.18	29,116	0.90	1.80	11
10/31/06	14.08	0.32	0.60	0.92	(0.41)	—	(0.45)	(0.86)	14.14	6.81	27,150	0.90	2.32	49
10/31/07	14.14	0.33	0.83	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	23,233	0.90	2.32	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	16,343	0.90	2.46	46

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Fixed Income and Equity Strategy A	(0.02)%	(0.03)%	0.03%	0.04%	0.13%
Focused Fixed Income and Equity Strategy B	(0.02)	(0.00)	0.06	0.07	0.17
Focused Fixed Income and Equity Strategy C†	0.01	(0.01)	0.02	0.04	0.12

(4)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED FIXED INCOME STRATEGY PORTFOLIO
	Class A
10/31/04	$12.96	$0.42	$0.25	$0.67	$(0.50)	$—	$(0.11)	$(0.61)	$13.02	5.29%		$8,921	0.25%	3.27%	55%
10/31/05	13.02	0.43	(0.07)	0.36	(0.43)	—	(0.24)	(0.67)	12.71	2.78		10,109	0.25	3.35	22
10/31/06	12.71	0.53	0.39	0.92	(0.54)	—	(0.11)	(0.65)	12.98	7.52		7,650	0.25	4.14	63
10/31/07	12.98	0.53	0.27	0.80	(0.52)	—	(0.00)	(0.52)	13.26	6.38		8,520	0.25	4.05	61
10/31/08	13.26	0.50	(1.89)	(1.39)	(0.51)	—	(0.53)	(1.04)	10.83	(11.31	)(5)	8,224	0.25	4.09	147
	Class B
10/31/04	$12.96	$0.33	$0.25	$0.58	$(0.42)	$—	$(0.11)	$(0.53)	$13.01	4.61%		$8,157	0.90%	2.62%	55%
10/31/05	13.01	0.35	(0.08)	0.27	(0.34)	—	(0.24)	(0.58)	12.70	2.12		7,436	0.90	2.69	22
10/31/06	12.70	0.44	0.40	0.84	(0.46)	—	(0.11)	(0.57)	12.97	6.82		5,903	0.90	3.48	63
10/31/07	12.97	0.45	0.27	0.72	(0.44)	—	(0.00)	(0.44)	13.25	5.69		5,399	0.90	3.41	61
10/31/08	13.25	0.43	(1.90)	(1.47)	(0.43)	—	(0.53)	(0.96)	10.82	(11.90	)(5)	4,413	0.90	3.45	147
	Class C†
10/31/04	$12.96	$0.31	$0.27	$0.58	$(0.43)	$—	$(0.11)	$(0.54)	$13.00	4.55%		$20,730	0.90%	2.51%	55%
10/31/05	13.00	0.35	(0.07)	0.28	(0.34)	—	(0.24)	(0.58)	12.70	2.20		14,010	0.90	2.68	22
10/31/06	12.70	0.46	0.37	0.83	(0.46)	—	(0.11)	(0.57)	12.96	6.74		9,806	0.90	3.50	63
10/31/07	12.96	0.44	0.29	0.73	(0.44)	—	(0.00)	(0.44)	13.25	5.78		8,870	0.90	3.41	61
10/31/08	13.25	0.43	(1.91)	(1.48)	(0.43)	—	(0.53)	(0.96)	10.81	(11.98	)(5)	8,123	0.90	3.46	147

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Fixed Income Strategy A	0.14%	0.13%	0.27%	0.30%	0.38%
Focused Fixed Income Strategy B	0.14	0.18	0.35	0.39	0.47
Focused Fixed Income Strategy C†	0.08	0.09	0.26	0.28	0.42

(4)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(5)  The Portfolio's performance figures for Class A, Class B and Class C were increased by 0.58%, 0.57% and 0.49% respectively from reimbursements for losses realized on the disposal of investments in violation of investment restrictions. (See Note 3)

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP GROWTH PORTFOLIO
	Class A
10/31/04	$16.66	$(0.15)	$(0.67)	$(0.82)	$—	$—	$—	$—	$15.84	(4.92)%	$719,460	1.58	%(4)	(0.93	)%(4)	110%
10/31/05	15.84	0.01	1.96	1.97	—	—	—	—	17.81	12.44	724,610	1.52	(4)	(0.01	)(4)	125
10/31/06	17.81	(0.13)	0.20	0.07	—	—	—	—	17.88	0.39	698,801	1.52	(4)	(0.74	)(4)	172
10/31/07	17.88	(0.13)	4.22	4.09	—	—	—	—	21.97	22.87	395,800	1.54	(3)(4)	(0.68	)(3)(4)	146
10/31/08	21.97	(0.10)	(8.63)	(8.73)	—	—	—	—	13.24	(39.74)	216,740	1.55	(3)	(0.54	)(3)	162
	Class B
10/31/04	$16.07	$(0.25)	$(0.63)	$(0.88)	$—	$—	$—	$—	$15.19	(5.48)%	$425,461	2.23	%(4)	(1.59	)%(4)	110%
10/31/05	15.19	(0.09)	1.85	1.76	—	—	—	—	16.95	11.59	342,067	2.20	(4)	(0.62	)(4)	125
10/31/06	16.95	(0.24)	0.20	(0.04)	—	—	—	—	16.91	(0.24)	218,894	2.20	(4)	(1.42	)(4)	172
10/31/07	16.91	(0.26)	3.98	3.72	—	—	—	—	20.63	22.00	125,350	2.23	(3)(4)	(1.39	)(3)(4)	146
10/31/08	20.63	(0.21)	(8.07)	(8.28)	—	—	—	—	12.35	(40.14)	56,863	2.19	(3)	(1.17	)(3)	162
	Class C†
10/31/04	$16.07	$(0.25)	$(0.63)	$(0.88)	$—	$—	$—	$—	$15.19	(5.48)%	$489,636	2.22	%(4)	(1.59	)%(4)	110%
10/31/05	15.19	(0.09)	1.86	1.77	—	—	—	—	16.96	11.65	398,270	2.18	(4)	(0.60	)(4)	125
10/31/06	16.96	(0.24)	0.20	(0.04)	—	—	—	—	16.92	(0.24)	289,503	2.18	(4)	(1.40	)(4)	172
10/31/07	16.92	(0.25)	3.98	3.73	—	—	—	—	20.65	22.05	232,637	2.20	(3)(4)	(1.36	)(3)(4)	146
10/31/08	20.65	(0.21)	(8.08)	(8.29)	—	—	—	—	12.36	(40.15)	106,568	2.19	(3)	(1.17	)(3)	162
	Class Z
10/31/04	$16.95	$(0.05)	$(0.68)	$(0.73)	$—	$—	$—	$—	$16.22	(4.31)%	$74,811	1.00	%(4)	(0.37	)%(4)	110%
10/31/05	16.22	0.11	2.00	2.11	—	—	—	—	18.33	13.01	80,415	0.93	(4)	0.57	(4)	125
10/31/06	18.33	(0.02)	0.21	0.19	—	—	—	—	18.52	1.04	80,266	0.94	(4)	(0.16	)(4)	172
10/31/07	18.52	(0.02)	4.39	4.37	—	—	—	—	22.89	23.60	91,157	0.94	(3)(4)	(0.11	)(3)(4)	146
10/31/08	22.89	0.01	(9.04)	(9.03)	—	—	—	—	13.86	(39.45)	64,392	0.95	(3)	0.03	(3)	162

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements/fee waivers (based on average net assets):

	10/31/07	10/31/08
Focused Large-Cap Growth A	0.00%	0.01%
Focused Large-Cap Growth B	0.00	0.01
Focused Large-Cap Growth C†	0.00	0.01
Focused Large-Cap Growth Z	0.00	0.01

(4)  Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07
Focused Large-Cap Growth A	0.05%	0.05%	0.04%	0.02%
Focused Large-Cap Growth B	0.05	0.06	0.04	0.02
Focused Large-Cap Growth C†	0.05	0.06	0.04	0.02
Focused Large-Cap Growth Z	0.05	0.05	0.04	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED GROWTH PORTFOLIO
	Class A
10/31/04	$16.86	$(0.21)	$1.33	$1.12	$—	$—	$—	$—	$17.98	6.64%	$188,725	1.72	%(3)	(1.24	)%(3)	128%
10/31/05	17.98	(0.24)	4.28	4.04	—	—	—	—	22.02	22.47	264,942	1.72	(3)	(1.16	)(3)	138
10/31/06	22.02	(0.21)	2.36	2.15	—	—	—	—	24.17	9.76	279,580	1.72	(3)	(0.92	)(3)	115
10/31/07	24.17	(0.30)	7.11	6.81	—	—	—	—	30.98	28.18	466,805	1.69	(3)	(1.14	)(3)	219
10/31/08	30.98	(0.28)	(13.84)	(14.12)	—	—	(1.01)	(1.01)	15.85	(47.04)	140,827	1.71		(1.13)		177
	Class B
10/31/04	$15.96	$(0.32)	$1.27	$0.95	$—	$—	$—	$—	$16.91	5.95%	$96,978	2.37	%(3)	(1.91	)%(3)	128%
10/31/05	16.91	(0.35)	4.02	3.67	—	—	—	—	20.58	21.70	85,580	2.37	(3)	(1.81	)(3)	138
10/31/06	20.58	(0.34)	2.20	1.86	—	—	—	—	22.44	9.04	68,419	2.37	(3)	(1.56	)(3)	115
10/31/07	22.44	(0.44)	6.57	6.13	—	—	—	—	28.57	27.32	58,602	2.37	(3)	(1.80	)(3)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	24,586	2.37	(3)	(1.79	)(3)	177
	Class C†
10/31/04	$15.96	$(0.31)	$1.26	$0.95	$—	$—	$—	$—	$16.91	5.95%	$46,693	2.37	%(3)	(1.90	)%(3)	128%
10/31/05	16.91	(0.35)	4.01	3.66	—	—	—	—	20.57	21.64	57,291	2.37	(3)	(1.81	)(3)	138
10/31/06	20.57	(0.34)	2.20	1.86	—	—	—	—	22.43	9.04	58,332	2.37	(3)	(1.56	)(3)	115
10/31/07	22.43	(0.44)	6.58	6.14	—	—	—	—	28.57	27.37	69,006	2.37	(3)	(1.81	)(3)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	30,960	2.37	(3)	(1.80	)(3)	177

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Growth A	0.06%	0.00%	(0.02)%	(0.01)%	—%
Focused Growth B	0.07	0.03	0.01	0.03	0.03
Focused Growth C†	0.07	0.01	0.00	(0.01)	0.01

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Growth A	0.01%	0.00%	0.01%	0.01%	0.02%
Focused Growth B	0.01	0.00	0.01	0.01	0.02
Focused Growth C†	0.01	0.00	0.01	0.01	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED MID-CAP GROWTH PORTFOLIO
	Class A
08/03/05-10/31/05(5)	$12.50	$(0.03)	$(0.21)	$(0.24)	$—	$—	$—	$—	$12.26	(1.92)%	$35,945	1.72	(3)%	(1.06	)(3)%	19%
10/31/06	12.26	(0.06)	2.18	2.12	(0.02)	—	—	(0.02)	14.36	17.29	74,122	1.72	(6)	(0.48	)(6)	144
10/31/07	14.36	(0.13)	3.70	3.57	—	—	(0.54)	(0.54)	17.39	25.65	95,997	1.72	(6)	(0.92	)(6)	180
10/31/08	17.39	(0.16)	(6.52)	(6.68)	—	(0.01)	(2.54)	(2.55)	8.16	(44.50)	54,391	1.72	(6)	(1.28	)(6)	175
	Class B
08/03/05-10/31/05(5)	$12.50	$(0.05)	$(0.21)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$56	2.37	(3)%	(1.81	)(3)%	19%
10/31/06	12.24	(0.17)	2.19	2.02	—	—	—	—	14.26	16.50	763	2.37	(6)	(1.29	)(6)	144
10/31/07	14.26	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.15	24.82	1,472	2.37	(6)	(1.59	)(6)	180
10/31/08	17.15	(0.24)	(6.39)	(6.63)	—	(0.01)	(2.54)	(2.55)	7.97	(44.89)	868	2.37	(6)	(1.94	)(6)	175
	Class C
08/03/05-10/31/05(5)	$12.50	$(0.04)	$(0.22)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$105	2.37	(3)%	(1.91	)(3)%	19%
10/31/06	12.24	(0.17)	2.20	2.03	—	—	—	—	14.27	16.58	3,414	2.37	(6)	(1.30	)(6)	144
10/31/07	14.27	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.16	24.81	6,015	2.37	(6)	(1.58	)(6)	180
10/31/08	17.16	(0.24)	(6.38)	(6.62)	—	(0.01)	(2.54)	(2.55)	7.99	(44.79)	3,473	2.37	(6)	(1.94	)(6)	175

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07	10/31/08
Focused Mid-Cap Growth A	0.64%	(0.02)%	0.06%	0.06%
Focused Mid-Cap Growth B	131.64	2.82	0.79	0.91
Focused Mid-Cap Growth C	87.61	0.52	0.26	0.30

(5)  Commencement of operations

(6)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08
Focused Mid-Cap Growth A	0.01%	0.06%	0.03%
Focused Mid-Cap Growth B	0.02	0.06	0.03
Focused Mid-Cap Growth C	0.02	0.06	0.03

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP GROWTH PORTFOLIO
	Class A
10/31/04	$14.94	$(0.22)	$0.96	$0.74	$—	$—	$—	$—	$15.68	4.95%	$203,813	1.72	%(3)	(1.51	)%(3)	101%
10/31/05	15.68	(0.27)	2.55	2.28	—	—	—	—	17.96	14.54	222,190	1.72	(3)	(1.52	)(3)	82
10/31/06	17.96	(0.27)	2.67	2.40	—	—	(1.63)	(1.63)	18.73	13.62	232,720	1.70	(3)	(1.42	)(3)	68
10/31/07	18.73	(0.18)	3.90	3.72	—	—	(2.50)	(2.50)	19.95	21.95	245,208	1.67		(1.03)		95
10/31/08	19.95	(0.18)	(6.35)	(6.53)	—	—	(3.05)	(3.05)	10.37	(38.04)	97,082	1.72	(3)	(1.22	)(3)	56
	Class B
10/31/04	$14.30	$(0.31)	$0.92	$0.61	$—	$—	$—	$—	$14.91	4.27%	$35,101	2.37	%(3)	(2.16	)%(3)	101%
10/31/05	14.91	(0.36)	2.42	2.06	—	—	—	—	16.97	13.82	37,563	2.37	(3)	(2.17	)(3)	82
10/31/06	16.97	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.49	12.88	36,587	2.37	(3)	(2.10	)(3)	68
10/31/07	17.49	(0.28)	3.60	3.32	—	—	(2.50)	(2.50)	18.31	21.13	32,424	2.37	(3)	(1.70	)(3)	95
10/31/08	18.31	(0.24)	(5.73)	(5.97)	—	—	(3.05)	(3.05)	9.29	(38.45)	13,557	2.37	(3)	(1.85	)(3)	56
	Class C†
10/31/04	$14.26	$(0.31)	$0.92	$0.61	$—	$—	$—	$—	$14.87	4.28%	$67,004	2.37	%(3)	(2.16	)%(3)	101%
10/31/05	14.87	(0.36)	2.41	2.05	—	—	—	—	16.92	13.79	75,343	2.37	(3)	(2.17	)(3)	82
10/31/06	16.92	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.44	12.92	72,803	2.37	(3)	(2.10	)(3)	68
10/31/07	17.44	(0.28)	3.58	3.30	—	—	(2.50)	(2.50)	18.24	21.07	64,808	2.35	(3)	(1.68	)(3)	95
10/31/08	18.24	(0.24)	(5.70)	(5.94)	—	—	(3.05)	(3.05)	9.25	(38.43)	28,766	2.37	(3)	(1.85	)(3)	56
	Class I
10/31/04	$15.09	$(0.22)	$0.98	$0.76	$—	$—	$—	$—	$15.85	5.04%	$6,645	1.62	%(3)	(1.41	)%(3)	101%
10/31/05	15.85	(0.25)	2.57	2.32	—	—	—	—	18.17	14.64	6,992	1.62	(3)	(1.42	)(3)	82
10/31/06	18.17	(0.25)	2.72	2.47	—	—	(1.63)	(1.63)	19.01	13.86	6,974	1.62	(3)	(1.37	)(3)	68
10/31/07	19.01	(0.20)	3.98	3.78	—	—	(2.50)	(2.50)	20.29	21.96	13,493	1.62	(3)	(1.10	)(3)	95
10/31/08	20.29	(0.16)	(6.48)	(6.64)	—	—	(3.05)	(3.05)	10.60	(37.93)	6,144	1.62	(3)	(1.09	)(3)	56

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Small-Cap Growth A	0.04%	(0.04)%	(0.02)%	—%	0.03%
Focused Small-Cap Growth B	0.09	0.03	0.02	0.03	0.12
Focused Small-Cap Growth C†	0.05	(0.02)	(0.02)	(0.00)	0.05
Focused Small-Cap Growth I	0.05	0.05	0.06	0.01	0.11

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Small-Cap Growth A	0.02%	0.01%	0.00%	0.01%	0.02%
Focused Small-Cap Growth B	0.02	0.01	0.00	0.01	0.02
Focused Small-Cap Growth C†	0.02	0.01	0.00	0.01	0.02
Focused Small-Cap Growth I	0.02	0.01	0.00	0.01	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP VALUE PORTFOLIO
	Class A
10/31/04	$14.02	$0.06	$0.67	$0.73	$(0.02)	$—	$—	$(0.02)	$14.73	5.21	%(5)	$368,353	1.72	%(3)	0.44	%(3)	47%
10/31/05	14.73	0.05	2.14	2.19	(0.04)	—	(0.10)	(0.14)	16.78	14.90		437,074	1.65	(3)(4)	0.32	(3)(4)	122
10/31/06	16.78	0.09	2.30	2.39	(0.05)	—	(0.72)	(0.77)	18.40	14.70		484,952	1.64	(4)	0.55	(4)	133
10/31/07	18.40	0.13	1.86	1.99	(0.11)	—	(2.11)	(2.22)	18.17	11.64		152,128	1.67	(4)	0.69	(4)	185
10/31/08	18.17	0.09	(4.48)	(4.39)	(0.11)	—	(5.37)	(5.48)	8.30	(33.83)		65,040	1.69	(4)	0.72	(4)	191
	Class B
10/31/04	$13.58	$(0.04)	$0.65	$0.61	$—	$—	$—	$—	$14.19	4.49	%(5)	$44,263	2.37	%(3)	(0.24	)%(3)	47%
10/31/05	14.19	(0.06)	2.05	1.99	—	—	(0.10)	(0.10)	16.08	14.06		36,286	2.37	(3)(4)	(0.41	)(3)(4)	122
10/31/06	16.08	(0.03)	2.20	2.17	—	—	(0.72)	(0.72)	17.53	13.90		31,106	2.37	(3)(4)	(0.19	)(3)(4)	133
10/31/07	17.53	(0.01)	1.79	1.78	(0.01)	—	(2.11)	(2.12)	17.19	10.91		22,719	2.36	(3)(4)	(0.10	)(3)(4)	185
10/31/08	17.19	0.01	(4.16)	(4.15)	(0.01)	—	(5.37)	(5.38)	7.66	(34.34)		10,261	2.37	(3)(4)	0.04	(3)(4)	191
	Class C†
10/31/04	$13.60	$(0.04)	$0.65	$0.61	$—	$—	$—	$—	$14.21	4.49	%(5)	$76,253	2.37	%(3)	(0.23	)%(3)	47%
10/31/05	14.21	(0.07)	2.07	2.00	—	—	(0.10)	(0.10)	16.11	14.12		73,070	2.37	(3)(4)	(0.40	)(3)(4)	122
10/31/06	16.11	(0.02)	2.19	2.17	—	—	(0.72)	(0.72)	17.56	13.88		71,175	2.32	(3)(4)	(0.14	)(3)(4)	133
10/31/07	17.56	(0.02)	1.81	1.79	(0.01)	—	(2.11)	(2.12)	17.23	10.95		59,272	2.36	(4)	(0.10	)(4)	185
10/31/08	17.23	0.01	(4.17)	(4.16)	(0.01)	—	(5.37)	(5.38)	7.69	(34.31)		25,106	2.37	(4)	0.04	(4)	191

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Large-Cap Value A	(0.02)%	(0.01)%	—%	—%	—%
Focused Large-Cap Value B	0.01	(0.02)	(0.02)	0.05	0.07
Focused Large-Cap Value C†	0.01	(0.05)	(0.01)	—	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08
Focused Large-Cap Value A	0.00%	0.00%	0.01%	0.03%
Focused Large-Cap Value B	0.00	0.00	0.01	0.03
Focused Large-Cap Value C†	0.00	0.00	0.01	0.03

(5)  Total return for each class was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED VALUE PORTFOLIO
	Class A
10/31/04	$17.10	$0.05	$1.91	$1.96	$(0.14)	$—	$—	$(0.14)	$18.92	11.49%	$205,956	1.72	%(3)	0.29	%(3)	133%
10/31/05	18.92	0.07	1.97	2.04	—	—	—	—	20.96	10.78	224,591	1.72	(3)(4)	0.33	(3)(4)	176
10/31/06	20.96	0.11	4.40	4.51	—	—	(1.67)	(1.67)	23.80	22.82	264,368	1.70	(3)(4)	0.52	(3)(4)	39
10/31/07	23.80	0.14	4.77	4.91	(0.13)	—	(1.82)	(1.95)	26.76	21.99	450,472	1.66	(4)	0.57	(4)	86
10/31/08	26.76	0.12	(10.74)	(10.62)	(0.12)	—	(4.54)	(4.66)	11.48	(47.25)	132,397	1.69	(3)(4)	0.62	(3)(4)	128
	Class B
10/31/04	$16.67	$(0.06)	$1.84	$1.78	$(0.02)	$—	$—	$(0.02)	$18.43	10.71%	$183,754	2.37	%(3)	(0.36	)%(3)	133%
10/31/05	18.43	(0.07)	1.93	1.86	—	—	—	—	20.29	10.09	172,116	2.37	(3)(4)	(0.33	)(3)(4)	176
10/31/06	20.29	(0.03)	4.24	4.21	—	—	(1.67)	(1.67)	22.83	22.04	168,083	2.37	(3)(4)	(0.14	)(3)(4)	39
10/31/07	22.83	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.55	21.18	157,514	2.33	(4)	(0.07	)(4)	86
10/31/08	25.55	(0.01)	(10.16)	(10.17)	—	—	(4.54)	(4.54)	10.84	(47.59)	56,367	2.36	(3)(4)	(0.05	)(3)(4)	128
	Class C†
10/31/04	$16.66	$(0.06)	$1.84	$1.78	$(0.02)	$—	$—	$(0.02)	$18.42	10.71%	$211,999	2.37	%(3)	(0.36	)%(3)	133%
10/31/05	18.42	(0.07)	1.93	1.86	—	—	—	—	20.28	10.10	193,047	2.37	(3)(4)	(0.34	)(3)(4)	176
10/31/06	20.28	(0.03)	4.23	4.20	—	—	(1.67)	(1.67)	22.81	22.00	194,997	2.36	(3)(4)	(0.13	)(3)(4)	39
10/31/07	22.81	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.53	21.20	223,206	2.32	(4)	(0.06	)(4)	86
10/31/08	25.53	(0.00)	(10.16)	(10.16)	—	—	(4.54)	(4.54)	10.83	(47.58)	84,936	2.35	(3)(4)	(0.03	)(3)(4)	128

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/08
Focused Value A	0.04%	(0.02)%	(0.02)%	(0.00)%
Focused Value B	0.04	(0.02)	(0.03)	(0.00)
Focused Value C†	0.03	(0.02)	(0.02)	(0.00)

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08
Focused Value A	0.02%	0.00%	0.01%	0.02%
Focused Value B	0.02	0.00	0.01	0.02
Focused Value C†	0.02	0.00	0.01	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED MID-CAP VALUE PORTFOLIO
	Class A
08/03/05-10/31/05(6)	$12.50	$(0.01)	$(0.15)	$(0.16)	$—	$—	$—	$—	$12.34	(1.28)%	$36,217	1.72	%(3)	(0.34	)%(3)	4%
10/31/06	12.34	0.12	2.35	2.47	(0.11)	—	0.00	(0.11)	14.70	20.17	76,587	1.72	(5)	0.89	(5)	70
10/31/07	14.70	(0.06)	3.73	3.67	(0.05)	—	(0.55)	(0.60)	17.77	25.78	93,762	1.72	(5)	(0.38	)(5)	62
10/31/08	17.77	(0.03)	(8.64)	(8.67)	—	—	(0.97)	(0.97)	8.13	(51.46)	52,809	1.71	(5)	(0.23	)(5)	101
	Class B
08/03/05-10/31/05(6)	$12.50	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$12.32	(1.44)%	$105	2.37	%(3)	(1.41	)%(3)	4%
10/31/06	12.32	0.01	2.36	2.37	(0.08)	—	0.00	(0.08)	14.61	19.32	1,154	2.37	(5)	0.01	(5)	70
10/31/07	14.61	(0.15)	3.70	3.55	—	—	(0.55)	(0.55)	17.61	25.02	1,815	2.37	(5)	(1.01	)(5)	62
10/31/08	17.61	(0.11)	(8.53)	(8.64)	—	—	(0.97)	(0.97)	8.00	(51.77)	707	2.36	(5)	(0.87	)(5)	101
	Class C
08/03/05-10/31/05(6)	$12.50	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$12.32	(1.44)%	$450	2.37	%(3)	(1.68	)%(3)	4%
10/31/06	12.32	0.03	2.35	2.38	(0.08)	—	0.00	(0.08)	14.62	19.40	3,394	2.37	(5)	0.19	(5)	70
10/31/07	14.62	(0.14)	3.69	3.55	—	—	(0.55)	(0.55)	17.62	25.01	8,813	2.37	(5)	(0.96	)(5)	62
10/31/08	17.62	(0.11)	(8.54)	(8.65)	—	—	(0.97)	(0.97)	8.00	(51.80)	3,335	2.36	(5)	(0.87	)(5)	101

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07	10/31/08
Focused Mid-Cap Value A	0.67%	(0.00)%	0.06%	0.09%
Focused Mid-Cap Value B	94.96	1.96	0.56	0.97
Focused Mid-Cap Value C	36.93	0.71	0.17	0.32

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08
Focused Mid-Cap Value A	0.04%	0.04%	0.02%
Focused Mid-Cap Value B	0.04	0.04	0.02
Focused Mid-Cap Value C	0.03	0.04	0.02

(6)  Commencement of operations

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP VALUE PORTFOLIO
	Class A
10/31/04	$17.70	$(0.04)	$3.67	$3.63	$—	$—	$—	$—	$21.33	20.51%	$342,316	1.72	%(3)	(0.25	)%(3)	75%
10/31/05	21.33	(0.07)	1.89	1.82	—	—	(2.28)	(2.28)	20.87	8.58	328,952	1.68	(3)	(0.39	)(3)	116
10/31/06	20.87	0.02	2.65	2.67	—	—	(3.71)	(3.71)	19.83	14.48	232,913	1.68		0.06		197
10/31/07	19.83	(0.05)	1.45	1.40	—	—	(1.42)	(1.42)	19.81	7.38	175,137	1.69		(0.28)		170
10/31/08	19.81	0.06	(7.08)	(7.02)	—	—	(1.80)	(1.80)	10.99	(38.76)	131,033	1.71	(5)	0.39	(5)	240
	Class B
10/31/04	$16.96	$(0.15)	$3.50	$3.35	$—	$—	$—	$—	$20.31	19.75%	$75,814	2.37	%(3)	(0.81	)%(3)	75%
10/31/05	20.31	(0.21)	1.80	1.59	—	—	(2.28)	(2.28)	19.62	7.81	65,856	2.37	(3)	(1.08	)(3)	116
10/31/06	19.62	(0.11)	2.46	2.35	—	—	(3.71)	(3.71)	18.26	13.65	49,714	2.37	(3)	(0.66	)(3)	197
10/31/07	18.26	(0.17)	1.33	1.16	—	—	(1.42)	(1.42)	18.00	6.65	35,120	2.37	(3)	(0.97	)(3)	170
10/31/08	18.00	(0.04)	(6.34)	(6.38)	—	—	(1.80)	(1.80)	9.82	(39.14)	14,771	2.37	(3)(5)	(0.27	)(3)(5)	240
	Class C†
10/31/04	$16.99	$(0.15)	$3.51	$3.36	$—	$—	$—	$—	$20.35	19.78%	$114,772	2.37	%(3)	(0.83	)%(3)	75%
10/31/05	20.35	(0.21)	1.80	1.59	—	—	(2.28)	(2.28)	19.66	7.80	118,729	2.37	(3)	(1.08	)(3)	116
10/31/06	19.66	(0.11)	2.47	2.36	—	—	(3.71)	(3.71)	18.31	13.68	97,913	2.36	(3)	(0.66	)(3)	197
10/31/07	18.31	(0.17)	1.34	1.17	—	—	(1.42)	(1.42)	18.06	6.68	72,679	2.36		(0.95)		170
10/31/08	18.06	(0.04)	(6.36)	(6.40)	—	—	(1.80)	(1.80)	9.86	(39.12)	31,526	2.37	(3)(5)	(0.27	)(3)(5)	240

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Small-Cap Value A	0.00%	(0.02)%	—%	—%	—%
Focused Small-Cap Value B	0.03	(0.02)	0.00	0.03	0.05
Focused Small-Cap Value C†	0.01	(0.04)	(0.02)	—	0.00

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Small-Cap Value A	0.04%	0.05%	0.04%	0.01%	0.02%
Focused Small-Cap Value B	0.04	0.05	0.03	0.01	0.02
Focused Small-Cap Value C†	0.04	0.05	0.03	0.01	0.02

(5)  The ratio reflects an expense cap which is net of custody credits of 0.01%.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED GROWTH AND INCOME PORTFOLIO
	Class A
10/31/04	$14.93	$(0.04)	$0.25	$0.21	$—	$—	$—	$—	$15.14	1.41%	$159,097	1.72	%(3)	(0.34	)%(3)	62%
10/31/05	15.14	0.06	1.39	1.45	—	—	—	—	16.59	9.58	163,765	1.72	(3)	0.35	(3)	155
10/31/06	16.59	0.04	2.89	2.93	(0.11)	—	—	(0.11)	19.41	17.69	185,913	1.72	(3)	0.24	(3)	141
10/31/07	19.41	(0.01)	3.05	3.04	—	—	(0.73)	(0.73)	21.72	16.01	417,035	1.64		(0.08)		257
10/31/08	21.72	0.00	(8.05)	(8.05)	—	—	(2.74)	(2.74)	10.93	(42.15)	146,986	1.68		(0.05)		283
	Class B
10/31/04	$14.33	$(0.14)	$0.26	$0.12	$—	$—	$—	$—	$14.45	0.84%	$85,871	2.37	%(3)	(1.01	)%(3)	62%
10/31/05	14.45	(0.05)	1.32	1.27	—	—	—	—	15.72	8.79	70,609	2.37	(3)	(0.32	)(3)	155
10/31/06	15.72	(0.06)	2.72	2.66	—	—	—	—	18.38	16.92	63,470	2.37	(3)	(0.38	)(3)	141
10/31/07	18.38	(0.14)	2.87	2.73	—	—	(0.73)	(0.73)	20.38	15.19	62,410	2.37	(3)	(0.73	)(3)	257
10/31/08	20.38	(0.10)	(7.45)	(7.55)	—	—	(2.74)	(2.74)	10.09	(42.52)	25,177	2.37	(3)	(0.74	)(3)	283
	Class C†
10/31/04	$14.32	$(0.14)	$0.25	$0.11	$—	$—	$—	$—	$14.43	0.77%	$136,360	2.37	%(3)	(1.01	)%(3)	62%
10/31/05	14.43	(0.05)	1.33	1.28	—	—	—	—	15.71	8.87	107,862	2.37	(3)	(0.32	)(3)	155
10/31/06	15.71	(0.06)	2.71	2.65	—	—	—	—	18.36	16.87	103,407	2.37	(3)	(0.39	)(3)	141
10/31/07	18.36	(0.13)	2.87	2.74	—	—	(0.73)	(0.73)	20.37	15.27	132,755	2.31	(3)	(0.68	)(3)	257
10/31/08	20.37	(0.10)	(7.44)	(7.54)	—	—	(2.74)	(2.74)	10.09	(42.49)	51,372	2.35		(0.72)		283

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Growth and Income A	0.04%	(0.02)%	(0.03)%	—%	—%
Focused Growth and Income B	0.05	0.01	0.01	(0.03)	0.01
Focused Growth and Income C†	0.03	(0.02)	(0.02)	(0.00)	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Growth and Income A	0.04%	0.02%	0.01%	0.02%	0.05%
Focused Growth and Income B	0.05	0.02	0.01	0.02	0.05
Focused Growth and Income C†	0.05	0.02	0.01	0.02	0.05

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Redem- ption fees	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
	Class A
10/31/04	$14.82	$(0.02)	$1.84	$1.82	$—	$—	$(0.08)	$(0.08)	$0.00	$16.56	12.31%	$165,924	1.95	%(4)	(0.12	)%(4)	166%
10/31/05	16.56	0.21	2.54	2.75	(0.04)	—	(0.70)	(0.74)	0.00	18.57	17.04	205,848	1.95	(4)	1.14	(4)	121
10/31/06	18.57	0.13	4.29	4.42	(0.21)	—	(1.21)	(1.42)	0.00	21.57	25.66	281,354	1.95	(4)	0.67	(4)	81
10/31/07	21.57	0.08	4.24	4.32	(0.04)	—	(2.93)	(2.97)	0.00	22.92	22.37	327,617	1.95	(4)	0.39	(4)	92
10/31/08	22.92	0.23	(9.51)	(9.28)	—	—	(3.18)	(3.18)	0.00	10.46	(46.57)	92,794	1.93		1.32		100
	Class B
10/31/04	$14.64	$(0.13)	$1.82	$1.69	$—	$—	$(0.08)	$(0.08)	$0.00	$16.25	11.57%	$10,735	2.60	%(4)	(0.85	)%(4)	166%
10/31/05	16.25	0.09	2.50	2.59	—	—	(0.70)	(0.70)	0.00	18.14	16.32	13,411	2.60	(4)	0.50	(4)	121
10/31/06	18.14	0.00	4.19	4.19	(0.10)	—	(1.21)	(1.31)	0.00	21.02	24.78	18,983	2.60	(4)	0.01	(4)	81
10/31/07	21.02	(0.04)	4.11	4.07	—	—	(2.93)	(2.93)	0.00	22.16	21.62	20,804	2.60	(4)	(0.18	)(4)	92
10/31/08	22.16	0.11	(9.11)	(9.00)	—	—	(3.18)	(3.18)	0.00	9.98	(46.95)	8,040	2.58		0.67		100
	Class C†
10/31/04	$14.63	$(0.13)	$1.81	$1.68	$—	$—	$(0.08)	$(0.08)	$0.00	$16.23	11.51%	$29,188	2.60	%(4)	(0.83	)%(4)	166%
10/31/05	16.23	0.09	2.49	2.58	—	—	(0.70)	(0.70)	0.00	18.11	16.28	35,065	2.60	(4)	0.51	(4)	121
10/31/06	18.11	0.01	4.18	4.19	(0.10)	—	(1.21)	(1.31)	0.00	20.99	24.83	42,499	2.60	(4)	0.04	(4)	81
10/31/07	20.99	(0.04)	4.10	4.06	—	—	(2.93)	(2.93)	0.00	22.12	21.60	47,583	2.60	(4)	(0.19	)(4)	92
10/31/08	22.12	0.11	(9.09)	(8.98)	—	—	(3.18)	(3.18)	0.00	9.96	(46.95)	17,425	2.58		0.67		100

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments)/fee waivers (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused International Equity A	0.21%	0.06%	0.02%	0.02%	0.07%
Focused International Equity B	0.36	0.17	0.12	0.10	0.19
Focused International Equity C†	0.26	0.11	0.06	0.06	0.12

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07
Focused International Equity A	0.02%	0.04%	0.01%	0.00%
Focused International Equity B	0.02	0.04	0.01	0.00
Focused International Equity C†	0.02	0.04	0.01	0.00

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED TECHNOLOGY PORTFOLIO
	Class A
10/31/04	$4.91	$(0.09)	$0.54	$0.45	$—	$—	$—	$—	$5.36	9.16%	$37,852	1.97%	(1.86)%	159%
10/31/05	5.36	(0.08)	0.93	0.85	—	—	—	—	6.21	15.86	47,847	1.97	(1.49)	97
10/31/06	6.21	(0.10)	0.14	0.04	—	—	—	—	6.25	0.64	38,400	1.97	(1.69)	96
10/31/07	6.25	(0.11)	1.65	1.54	—	—	—	—	7.79	24.64	44,561	1.97	(1.68)	117
10/31/08	7.79	(0.09)	(3.29)	(3.38)	—	—	—	—	4.41	(43.39)	21,159	1.91	(1.42)	155
	Class B
10/31/04	$4.81	$(0.12)	$0.53	$0.41	$—	$—	$—	$—	$5.22	8.52%	$25,969	2.62%	(2.50)%	159%
10/31/05	5.22	(0.12)	0.91	0.79	—	—	—	—	6.01	15.13	25,217	2.62	(2.13)	97
10/31/06	6.01	(0.14)	0.14	(0.00)	—	—	—	—	6.01	0.00	21,267	2.62	(2.34)	96
10/31/07	6.01	(0.16)	1.60	1.44	—	—	—	—	7.45	23.96	14,611	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	5,947	2.56	(2.07)	155
	Class C†
10/31/04	$4.81	$(0.12)	$0.53	$0.41	$—	$—	$—	$—	$5.22	8.52%	$28,495	2.62%	(2.51)%	159%
10/31/05	5.22	(0.12)	0.92	0.80	—	—	—	—	6.02	15.33	28,394	2.62	(2.13)	97
10/31/06	6.02	(0.14)	0.13	(0.01)	—	—	—	—	6.01	(0.17)	24,068	2.62	(2.34)	96
10/31/07	6.01	(0.15)	1.59	1.44	—	—	—	—	7.45	23.96	23,461	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	10,236	2.56	(2.06)	155

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Technology A	0.38%	0.20%	0.15%	0.17%	0.12%
Focused Technology B	0.43	0.25	0.22	0.23	0.23
Focused Technology C†	0.39	0.21	0.17	0.17	0.13

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Technology A	0.07%	0.02%	0.02%	0.00%	0.02%
Focused Technology B	0.07	0.02	0.03	0.01	0.02
Focused Technology C†	0.07	0.01	0.03	0.01	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
	Class A
10/31/04	$11.31	$0.23	$0.98	$1.21	$(0.23)	$—	$—	$(0.23)	$12.29	10.71%	$68,541	0.95%		1.86%		43%
10/31/05	12.29	0.25	0.06	0.31	(0.25)	—	—	(0.25)	12.35	2.49	58,264	0.95		2.00		30
10/31/06	12.35	0.15	1.97	2.12	(0.17)	—	—	(0.17)	14.30	17.22	61,360	0.95	(4)(5)	1.11	(4)(5)	614
10/31/07	14.30	0.38	2.23	2.61	(0.36)	—	(1.42)	(1.78)	15.13	19.96	61,673	0.95	(5)	2.62	(5)	59
10/31/08	15.13	0.41	(4.80)	(4.39)	(0.48)	—	(2.62)	(3.10)	7.64	(35.09)	57,806	0.95	(5)	4.13	(5)	57
	Class B
10/31/04	$11.27	$0.15	$0.98	$1.13	$(0.15)	$—	$—	$(0.15)	$12.25	10.01%	$59,128	1.60%		1.21%		43%
10/31/05	12.25	0.17	0.06	0.23	(0.17)	—	—	(0.17)	12.31	1.82	47,733	1.60		1.34		30
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	42,569	1.60	(4)(5)	0.44	(4)(5)	614
10/31/07	14.26	0.28	2.24	2.52	(0.27)	—	(1.42)	(1.69)	15.09	19.27	40,199	1.60	(5)	1.97	(5)	59
10/31/08	15.09	0.37	(4.82)	(4.45)	(0.41)	—	(2.62)	(3.03)	7.61	(35.55)	16,964	1.60	(5)	3.48	(5)	57
	Class C†
10/31/04	$11.27	$0.15	$0.98	$1.13	$(0.15)	$—	$—	$(0.15)	$12.25	10.01%	$101,720	1.60%		1.21%		43%
10/31/05	12.25	0.17	0.06	0.23	(0.17)	—	—	(0.17)	12.31	1.82	88,859	1.60		1.35		30
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	87,655	1.60	(4)(5)	0.44	(4)(5)	614
10/31/07	14.26	0.28	2.23	2.51	(0.27)	—	(1.42)	(1.69)	15.08	19.19	89,287	1.60	(5)	1.97	(5)	59
10/31/08	15.08	0.37	(4.81)	(4.44)	(0.41)	—	(2.62)	(3.03)	7.61	(35.50)	41,457	1.60	(5)	3.49	(5)	57

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/04	10/31/05	10/31/06	10/31/07	10/31/08
Focused Dividend Strategy A	0.13%	0.11%	0.12%	0.10%	0.14%
Focused Dividend Strategy B	0.15	0.10	0.13	0.10	0.15
Focused Dividend Strategy C†	0.13	0.09	0.11	0.08	0.12

(4)  The ratio reflects an expense cap which is net of custody credits of (0.01)%

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08
Focused Dividend Strategy A	0.01%	0.00%	0.01%
Focused Dividend Strategy B	0.01	0.00	0.01
Focused Dividend Strategy C†	0.01	0.00	0.01

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net investment income (loss) to average net assets(4)(5)		Port- folio Turn- over
FOCUSED STARALPHA PORTFOLIO
	Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%		$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87%
10/31/08	13.72	(0.07)	(5.66)	(5.73)	—	(0.01)	—	(0.01)	7.98	(41.81	)(8)	73,921	1.72		(0.60)		155
	Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%		$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87%
10/31/08	13.69	(0.13)	(5.64)	(5.77)	—	—	—	—	7.92	(42.15	)(8)	13,156	2.37		(1.24)		155

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Commencement of operations

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08
Focused StarALPHA Class A	0.17%	0.02%
Focused StarALPHA Class C	0.92	0.02

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08
Focused StarALPHA Class A	0.01%	0.01%
Focused StarALPHA Class C	0.01	0.01

(6)  Annualized

(7)  Net of custody credits of 0.01%.

(8)  Total return for Class A and Class C were increased by 0.29% and 0.22%, respectively, from gains on the disposal of investments in violation of investment restrictions. (See Note 3)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Focused Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	90.5%
International Equity Investment Companies	5.0
Fixed Income Investment Companies	4.7
100.2%

* Calculated as a percentage of net assets

Focused Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Domestic Equity Investment Companies—90.5%
SunAmerica Focused Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,641,587	$12,508,892
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A	6,399,602	69,947,653
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A	1,645,824	26,086,307
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	365,660	4,841,336
SunAmerica Focused Series, Inc. Focused Large-Cap Value Portfolio, Class A	1,507,538	12,512,563
SunAmerica Focused Series, Inc. Focused Mid-Cap Growth Portfolio, Class A	1,569,390	12,806,226
SunAmerica Focused Series, Inc. Focused Mid-Cap Value Portfolio, Class A	3,166,227	25,678,100
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	3,519,062	38,639,296
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A	2,369,798	27,205,281
Total Domestic Equity Investment Companies (cost $326,873,825)		230,225,654
Fixed Income Investment Companies—4.7%
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A (cost $12,003,626)	1,268,883	11,978,256
International Equity Investment Companies—5.0%
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A (cost $23,159,788)	1,215,240	12,723,562
Total Long-Term Investment Companies (cost $362,037,239)(1)	100.2%	254,927,472
Liabilities in excess of other assets	(0.2)	(586,747)
NET ASSETS	100.0%	$254,340,725

† Non-income producing security

# See Note 5

@ The Focused Equity Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available on our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investment on a tax basis.

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	53.0%
Fixed Income Investment Companies	28.1
International Equity Investment Companies	19.2
100.3%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Domestic Equity Investment Companies—53.0%
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	3,295,136	$43,627,598
SunAmerica Focused Series, Inc. Focused Large-Cap Value Portfolio, Class A	2,641,528	21,924,682
SunAmerica Focused Series, Inc. Focused Mid-Cap Growth Portfolio, Class A	4,613,383	37,645,209
SunAmerica Focused Series, Inc. Focused Mid-Cap Value Portfolio, Class A	2,977,956	24,151,221
SunAmerica Focused Series, Inc. Focused Small-Cap Growth Portfolio, Class A	4,381,796	45,439,226
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	2,293,624	25,183,987
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A	5,957,247	47,538,830
Total Domestic Equity Investment Companies (cost $403,266,139)		245,510,753
Fixed Income Investment Companies—28.1%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	6,414,907	71,911,112
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	20,764,712	58,141,193
Total Fixed Income Investment Companies (cost $144,944,105)		130,052,305
International Equity Investment Companies—19.2%
SunAmerica Equity Funds International Small-Cap Fund, Class A	6,786,885	41,942,951
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A	4,514,642	47,268,306
Total International Equity Investment Companies (cost $116,144,638)		89,211,257
Total Long-Term Investment Companies (cost $664,354,882)(1)	100.3%	464,774,315
Liabilities in excess of other assets	(0.3)	(1,215,828)
NET ASSETS	100.0%	$463,558,487

† Non-income producing security

# See Note 5

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available on our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	51.6%
Domestic Equity Investment Companies	43.4
International Equity Investment Companies	5.2
100.2%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Domestic Equity Investment Companies—43.4%
SunAmerica Focused Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,969,904	$15,010,670
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A	1,703,953	18,624,202
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A	791,333	12,542,634
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,883,943	24,943,402
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	1,984,360	21,788,270
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A	1,176,536	13,506,631
Total Domestic Equity Investment Companies (cost $139,464,082)		106,415,809
Fixed Income Investment Companies—51.6%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	6,583,499	73,801,019
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	18,724,431	52,428,408
Total Fixed Income Investment Companies (cost $139,351,865)		126,229,427
International Equity Investment Companies—5.2%
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A (cost $23,840,301)	1,214,631	12,717,191
Total Long-Term Investment Companies (cost $302,656,248)(1)	100.2%	245,362,427
Liabilities in excess of other assets	(0.2)	(591,310)
NET ASSETS	100.0%	$244,771,117

† Non-income producing security

# See Note 5

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available on our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Fixed Income and Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	68.3%
Domestic Equity Investment Companies	31.7
100.0%

* Calculated as a percentage of net assets

Focused Fixed Income and Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.0%
Domestic Equity Investment Companies—31.7%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A (cost $17,520,968)	1,494,154	$11,923,348
Fixed Income Investment Companies—68.3%
SunAmerica Income Funds SunAmerica GNMA Fund Class A	560,591	6,284,220
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	2,053,943	19,389,219
Total Fixed Income Investment Companies (cost $25,440,329)		25,673,439
Total Long-Term Investment Companies (cost $42,961,297)(1)	100.0%	37,596,787
Other assets less liabilities	0.0	6,660
NET ASSETS	100.0%	$37,603,447

# See Note 5

@ The Focused Fixed Income and Equity Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available on our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Fixed Income Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	89.4%
Domestic Equity Investment Companies	11.0
100.4%

* Calculated as a percentage of net assets

Focused Fixed Income Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.4%
Domestic Equity Investment Companies—11.0%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A (cost $3,029,220)	285,567	$2,278,824
Fixed Income Investment Companies—89.4%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	372,434	4,174,987
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	1,445,130	4,046,365
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,094,646	10,333,461
Total Fixed Income Investment Companies (cost $19,591,037)		18,554,813
Total Long-Term Investment Companies (cost $22,620,257)(1)	100.4%	20,833,637
Liabilities in excess of other assets	(0.4)	(73,408)
NET ASSETS	100.0%	$20,760,229

# See Note 5

@ The Focused Fixed Income Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available on our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Large-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Repurchase Agreements	13.4%
Computers	8.2
Medical-Biomedical/Gene	5.8
Web Portals/ISP	4.2
Electronic Components-Semiconductors	3.9
Beverages-Non-alcoholic	3.8
Retail-Drug Store	3.7
Retail-Office Supplies	3.7
Medical Products	3.5
Commercial Services-Finance	3.4
Medical-HMO	3.3
Electronics-Military	3.3
Cosmetics & Toiletries	3.0
Instruments-Scientific	2.8
Oil & Gas Drilling	2.8
Applications Software	2.8
Aerospace/Defense-Equipment	2.8
Oil Companies-Exploration & Production	2.6
Oil-Field Services	2.3
Agricultural Chemicals	2.3
Networking Products	2.2
Wireless Equipment	2.2
X-Ray Equipment	2.2
Diversified Banking Institutions	2.1
Multimedia	1.9
Finance-Other Services	1.7
Telecom Equipment-Fiber Optics	1.6
Retail-Discount	1.5
Enterprise Software/Service	1.4
Electronic Forms	1.3
Finance-Investment Banker/Broker	1.3
Medical-Drugs	1.2
Index Fund-Large Cap	1.1
Electronic Measurement Instruments	1.0
Retail-Restaurants	1.0
Medical Instruments	1.0
Medical-Generic Drugs	0.8
Data Processing/Management	0.8
Metal-Diversified	0.5
108.4%

* Calculated as a percentage of net assets

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—93.9%
Aerospace/Defense-Equipment—2.8%
United Technologies Corp.	222,691	$12,239,097
Agricultural Chemicals—2.3%
Monsanto Co.	116,001	10,321,769
Applications Software—2.8%
Microsoft Corp.	551,900	12,323,927
Beverages-Non-alcoholic—3.8%
PepsiCo, Inc.	293,276	16,719,665
Commercial Services-Finance—3.4%
Visa, Inc., Class A	269,258	14,903,430
Computers—8.2%
Apple, Inc.†	106,600	11,469,094
Hewlett-Packard Co.	428,917	16,418,943
International Business Machines Corp.	61,300	5,699,061
Research In Motion, Ltd.†	57,565	2,903,003
		36,490,101
Cosmetics & Toiletries—3.0%
Procter & Gamble Co.	205,117	13,238,251
Data Processing/Management—0.8%
Fiserv, Inc.†	107,400	3,582,864
Diversified Banking Institutions—2.1%
Bank of America Corp.	89,600	2,165,632
JPMorgan Chase & Co.	93,900	3,873,375
The Goldman Sachs Group, Inc.	34,500	3,191,250
		9,230,257
Electronic Components- Semiconductors—3.9%
Broadcom Corp., Class A†	237,174	4,050,932
Intel Corp.	600,626	9,610,016
MEMC Electronic Materials, Inc.†	196,739	3,616,063
		17,277,011
Electronic Forms—1.3%
Adobe Systems, Inc.†	221,704	5,906,195
Electronic Measurement Instruments—1.0%
Agilent Technologies, Inc.†	203,361	4,512,581
Electronics-Military—3.3%
L-3 Communications Holdings, Inc.	179,352	14,558,002
Enterprise Software/Service—1.4%
Oracle Corp.†	333,400	6,097,886
Finance-Investment Banker/Broker—1.3%
The Charles Schwab Corp.	297,800	5,693,936
Finance-Other Services—1.7%
CME Group, Inc.	26,825	7,568,674
Instruments-Scientific—2.8%
Thermo Fisher Scientific, Inc.†	310,982	12,625,869

Security Description	Shares	Market Value (Note 2)
Medical Instruments—1.0%
Medtronic, Inc.	107,400	$4,331,442
Medical Products—3.5%
Johnson & Johnson	65,300	4,005,502
Zimmer Holdings, Inc.†	253,179	11,755,101
		15,760,603
Medical-Biomedical/Gene—5.8%
Amgen, Inc.†	32,100	1,922,469
Celgene Corp.†	101,800	6,541,668
Genentech, Inc.†	93,600	7,763,184
Gilead Sciences, Inc.†	212,900	9,761,465
		25,988,786
Medical-Drugs—1.2%
Abbott Laboratories	97,100	5,355,065
Medical-Generic Drugs—0.8%
Mylan, Inc.†	434,192	3,721,025
Medical-HMO—3.3%
UnitedHealth Group, Inc.	615,067	14,595,540
Metal-Diversified—0.5%
Freeport-McMoRan Copper & Gold, Inc.	79,479	2,312,839
Multimedia—1.9%
Time Warner, Inc.	831,282	8,387,635
Networking Products—2.2%
Cisco Systems, Inc.†	557,300	9,903,221
Oil & Gas Drilling—2.8%
Transocean, Inc.†	151,996	12,513,831
Oil Companies-Exploration & Production—2.6%
XTO Energy, Inc.	315,840	11,354,448
Oil-Field Services—2.3%
Schlumberger, Ltd.	202,323	10,449,983
Retail-Discount—1.5%
Wal-Mart Stores, Inc.	121,000	6,753,010
Retail-Drug Store—3.7%
CVS Caremark Corp.	536,136	16,432,568
Retail-Office Supplies—3.7%
Staples, Inc.	837,745	16,277,385
Retail-Restaurants—1.0%
McDonald's Corp.	74,900	4,338,957
Telecom Equipment-Fiber Optics—1.6%
Corning, Inc.	669,315	7,248,681
Web Portals/ISP—4.2%
Google, Inc., Class A†	52,605	18,904,133
Wireless Equipment—2.2%
QUALCOMM, Inc.	258,500	9,890,210
X-Ray Equipment—2.2%
Hologic, Inc.†	782,632	9,579,416
Total Common Stock (cost $550,786,954)		417,388,293

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)
EXCHANGE-TRADED FUNDS—1.1%
Index Fund-Large Cap—1.1%
SPDR Trust, Series 1 (cost $4,867,085)	50,000	$4,841,500
Total Long-Term Investment Securities (cost $555,654,039)		422,229,793
REPURCHASE AGREEMENTS(1)—13.4%
State Street Bank & Trust Co. Joint Repurchase Agreement	$52,507,000	52,507,000
UBS Securities, LLC Joint Repurchase Agreement	7,129,000	7,129,000
Total Repurchase Agreements (cost $59,636,000)		59,636,000
TOTAL INVESTMENTS (cost $615,290,039)(2)	108.4%	481,865,793
Liabilities in excess of other assets	(8.4)	(37,303,140)
NET ASSETS	100.0%	$444,562,653

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Growth Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Medical-Biomedical/Gene	20.0%
U.S. Government Agencies	12.7
Computers	11.4
Web Portals/ISP	7.4
Agricultural Operations	5.9
Agricultural Chemicals	5.8
Enterprise Software/Service	4.8
Retail-Restaurants	4.7
Medical Instruments	4.6
Networking Products	4.2
Retail-Drug Store	3.9
Engineering/R&D Services	3.7
Diversified Banking Institutions	2.3
Commercial Services	2.2
Diversified Minerals	1.8
Finance-Other Services	1.7
Telecom Equipment-Fiber Optics	1.4
Telecom Services	1.2
Cosmetics & Toiletries	1.1
Transport-Services	1.0
Multimedia	0.8
Cellular Telecom	0.3
102.9%

* Calculated as a percentage of net assets

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—90.2%
Agricultural Chemicals—5.8%
Potash Corp. of Saskatchewan, Inc.	132,460	$11,293,540
Agricultural Operations—5.9%
Bunge, Ltd.	301,580	11,583,688
Cellular Telecom—0.3%
America Movil SAB de CV, Series L ADR	19,130	591,882
Commercial Services—2.2%
Iron Mountain, Inc.†	181,388	4,404,101
Computers—11.4%
Apple, Inc.†	207,773	22,354,297
Cosmetics & Toiletries—1.1%
Avon Products, Inc.	86,130	2,138,608
Diversified Banking Institutions—2.3%
JPMorgan Chase & Co.	110,795	4,570,294
Diversified Minerals—1.8%
Cia Vale do Rio Doce ADR	272,845	3,579,726
Engineering/R&D Services—3.7%
ABB, Ltd. ADR	552,730	7,268,399
Enterprise Software/Service—4.8%
Oracle Corp.†	515,995	9,437,548
Finance-Other Services—1.7%
CME Group, Inc.	11,920	3,363,228
Medical Instruments—4.6%
Intuitive Surgical, Inc.†	51,843	8,957,952
Medical-Biomedical/Gene—20.0%
Celgene Corp.†	370,953	23,837,440
Gilead Sciences, Inc.†	337,027	15,452,688
		39,290,128
Multimedia—0.8%
News Corp., Class A	148,205	1,576,901
Networking Products—4.2%
Cisco Systems, Inc.†	466,480	8,289,350
Retail-Drug Store—3.9%
CVS Caremark Corp.	247,263	7,578,611
Retail-Restaurants—4.7%
Chipotle Mexican Grill, Inc., Class A†	180,075	9,138,806
Telecom Equipment-Fiber Optics—1.4%
Corning, Inc.	255,090	2,762,625
Telecom Services—1.2%
Amdocs, Ltd.†	100,110	2,258,482
Transport-Services—1.0%
United Parcel Service, Inc., Class B	38,680	2,041,530
Web Portals/ISP—7.4%
Google, Inc., Class A†	40,570	14,579,235
Total Long-Term Investment Securities (cost $243,290,926)		177,058,931

Security Description	Principal Amount	Market Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES—12.7%
U.S. Government Agencies—12.7%
Federal Home Loan Bank Disc. Notes 0.01% due 11/03/08 (cost $24,999,986)	$25,000,000	$24,999,986
TOTAL INVESTMENTS (cost $268,290,912)(1)	102.9%	202,058,917
Liabilities in excess of other assets	(2.9)	(5,686,300)
NET ASSETS	100.0%	$196,372,617

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Mid-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Time Deposit	21.5%
Electronic Components-Semiconductors	3.6
Industrial Gases	3.3
Dialysis Centers	3.1
Retail-Auto Parts	2.9
Schools	2.8
Transactional Software	2.7
Medical Products	2.7
Soap & Cleaning Preparation	2.7
Private Corrections	2.7
Pipelines	2.6
Hazardous Waste Disposal	2.4
Wireless Equipment	2.4
Enterprise Software/Service	2.4
Retail-Restaurants	2.4
Electric-Integrated	2.2
Broadcast Services/Program	2.2
Banks-Fiduciary	2.2
Entertainment Software	2.2
Instruments-Controls	2.2
Consumer Products-Misc.	2.1
Finance-Other Services	2.1
Instruments-Scientific	2.1
Data Processing/Management	2.1
Diagnostic Equipment	2.1
Transport-Rail	2.0
Tools-Hand Held	2.0
Steel Pipe & Tube	2.0
Internet Infrastructure Software	2.0
Electric-Transmission	1.9
Beverages-Wine/Spirits	1.9
Metal Processors & Fabrication	1.9
Therapeutics	1.9
Oil & Gas Drilling	1.9
Distribution/Wholesale	1.8
Computer Services	1.8
Food-Baking	1.7
Quarrying	1.7
Investment Management/Advisor Services	1.6
Electronic Measurement Instruments	1.6
Chemicals-Diversified	1.5
Cellular Telecom	1.5
Superconductor Product & Systems	1.3
Coal	1.2
Consulting Services	1.1
Wire & Cable Products	1.1
Telecommunication Equipment	1.0
Oil-Field Services	0.8
Retail-Apparel/Shoe	0.7
119.6%

* Calculated as a percentage of net assets

Focused Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—98.1%
Banks-Fiduciary—2.2%
Northern Trust Corp.	22,650	$1,275,421
Beverages-Wine/Spirits—1.9%
Central European Distribution Corp.†	39,250	1,130,008
Broadcast Services/Program—2.2%
Discovery Communications, Inc. Class A†	94,075	1,283,183
Cellular Telecom—1.5%
NII Holdings, Inc.†	33,650	866,824
Chemicals-Diversified—1.5%
FMC Corp.	20,450	890,393
Coal—1.2%
Foundation Coal Holdings, Inc.	32,950	684,042
Computer Services—1.8%
IHS, Inc.†	29,400	1,040,466
Consulting Services—1.1%
Hill International, Inc.†	107,300	673,844
Consumer Products-Misc.—2.1%
Tupperware Brands Corp.	49,350	1,248,555
Data Processing/Management—2.1%
Fiserv, Inc.†	36,650	1,222,644
Diagnostic Equipment—2.1%
Cepheid, Inc.†	102,700	1,219,049
Dialysis Centers—3.1%
DaVita, Inc.†	31,700	1,798,975
Distribution/Wholesale—1.8%
LKQ Corp.†	95,250	1,089,660
Electric-Integrated—2.2%
Northeast Utilities	58,750	1,325,400
Electric-Transmission—1.9%
ITC Holdings Corp.	28,000	1,136,240
Electronic Components- Semiconductors—3.6%
Diodes, Inc.†	74,050	731,614
Microchip Technology, Inc.	56,400	1,389,132
		2,120,746
Electronic Measurement Instruments—1.6%
Itron, Inc.†	19,550	947,784
Enterprise Software/Service—2.4%
Sybase, Inc.†	53,000	1,411,390
Entertainment Software—2.2%
Activision Blizzard, Inc.†	102,000	1,270,920
Finance-Other Services—2.1%
CME Group, Inc.	4,400	1,241,460
Food-Baking—1.7%
Flowers Foods, Inc.	33,800	1,002,170

Security Description	Shares	Market Value (Note 2)
Hazardous Waste Disposal—2.4%
Stericycle, Inc.†	24,550	$1,434,456
Industrial Gases—3.3%
Airgas, Inc.	24,800	951,328
Praxair, Inc.	15,200	990,280
		1,941,608
Instruments-Controls—2.2%
Mettler Toledo International, Inc.†	16,600	1,270,564
Instruments-Scientific—2.1%
Thermo Fisher Scientific, Inc.†	30,350	1,232,210
Internet Infrastructure Software—2.0%
Akamai Technologies, Inc.†	80,950	1,164,061
Investment Management/Advisor Services—1.6%
Affiliated Managers Group, Inc.†	20,950	971,661
Medical Products—2.7%
West Pharmaceutical Services, Inc.	40,350	1,610,772
Metal Processors & Fabrication—1.9%
Kaydon Corp.	33,800	1,129,258
Oil & Gas Drilling—1.9%
Atlas America, Inc.	47,850	1,096,244
Oil-Field Services—0.8%
Oceaneering International, Inc.†	16,850	474,664
Pipelines—2.6%
Enbridge, Inc.	43,450	1,503,370
Private Corrections—2.7%
Corrections Corp. of America†	81,800	1,563,198
Quarrying—1.7%
Compass Minerals International, Inc.	17,900	983,247
Retail-Apparel/Shoe—0.7%
Guess?, Inc.	17,850	388,595
Retail-Auto Parts—2.9%
O'Reilly Automotive, Inc.†	62,400	1,691,664
Retail-Restaurants—2.4%
Burger King Holdings, Inc.	69,800	1,387,624
Schools—2.8%
New Oriental Education & Technology Group, Inc. ADR†	25,550	1,633,922
Soap & Cleaning Preparation—2.7%
Church & Dwight Co., Inc.	26,500	1,565,885
Steel Pipe & Tube—2.0%
Valmont Industries, Inc.	21,450	1,175,031
Superconductor Product & Systems—1.3%
American Superconductor Corp.†	61,050	763,736
Telecommunication Equipment—1.0%
CommScope, Inc.†	40,100	589,871

Focused Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)
Therapeutics—1.9%
BioMarin Pharmaceuticals, Inc.†	59,850	$1,096,452
Tools-Hand Held—2.0%
Snap-on, Inc.	32,100	1,186,095
Transactional Software—2.7%
Solera Holdings, Inc.†	64,800	1,612,872
Transport-Rail—2.0%
Kansas City Southern†	39,100	1,207,017
Wire & Cable Products—1.1%
General Cable Corp.†	38,850	663,558
Wireless Equipment—2.4%
American Tower Corp., Class A†	43,750	1,413,562
Total Long-Term Investment Securities (cost $78,593,341)		57,630,371
SHORT-TERM INVESTMENT SECURITIES—21.5%
Time Deposit—21.5%
Euro Time Deposit with State Street Bank & Trust Co. 0.15% due 11/03/08 (cost $12,618,000)	$12,618,000	12,618,000
TOTAL INVESTMENTS (cost $91,211,341)(1)	119.6%	70,248,371
Liabilities in excess of other assets	(19.6)	(11,515,702)
NET ASSETS	100.0%	$58,732,669

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Small-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Oil-Field Services	6.0%
Medical Instruments	5.4
Insurance-Property/Casualty	5.3
Banks-Commercial	4.7
Schools	4.7
Food-Misc.	4.4
Commercial Services-Finance	4.3
Hotels/Motels	4.0
Soap & Cleaning Preparation	3.8
Transport-Services	3.8
Transport-Rail	3.6
Auction Houses/Art Dealers	3.3
Apparel Manufacturers	3.3
Oil Companies-Exploration & Production	3.2
Oil & Gas Drilling	3.2
Medical-HMO	3.1
Casino Hotels	2.9
Racetracks	2.8
Retail-Catalog Shopping	2.6
Decision Support Software	2.5
Finance-Investment Banker/Broker	2.2
Commercial Services	2.1
Retail-Sporting Goods	2.1
Machine Tools & Related Products	2.0
Distribution/Wholesale	2.0
Veterinary Diagnostics	1.9
Consulting Services	1.8
Engineering/R&D Services	1.7
Retail-Restaurants	1.6
Audio/Video Products	1.5
Internet Content-Information/News	1.4
Retail-Automobile	1.4
Investment Management/Advisor Services	1.1
Retail-Apparel/Shoe	1.0
100.7%

* Calculated as a percentage of net assets

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—100.7%
Apparel Manufacturers—3.3%
Under Armour, Inc., Class A†	185,000	$4,810,000
Auction Houses/Art Dealers—3.3%
Ritchie Bros. Auctioneers, Inc.	160,300	2,976,771
Sotheby's	200,000	1,862,000
		4,838,771
Audio/Video Products—1.5%
Harman International Industries, Inc.	120,000	2,204,400
Banks-Commercial—4.7%
City National Corp.	70,000	3,747,100
SVB Financial Group†	60,000	3,087,000
		6,834,100
Casino Hotels—2.9%
Wynn Resorts, Ltd.	70,000	4,228,000
Commercial Services—2.1%
CoStar Group, Inc.†	86,000	3,097,720
Commercial Services-Finance—4.3%
Bankrate, Inc.†	100,000	3,291,000
Morningstar, Inc.†	60,302	2,257,707
Riskmetrics Group, Inc.†	42,100	648,761
		6,197,468
Consulting Services—1.8%
Gartner, Inc.†	140,000	2,576,000
Decision Support Software—2.5%
MSCI, Inc., Class A†	209,000	3,603,160
Distribution/Wholesale—2.0%
LKQ Corp.†	251,000	2,871,440
Engineering/R&D Services—1.7%
Aecom Technology Corp.†	140,000	2,468,200
Finance-Investment Banker/ Broker—2.2%
Jefferies Group, Inc.	200,000	3,166,000
Food-Misc.—4.4%
Ralcorp Holdings, Inc.†	94,000	6,361,920
Hotel/Motels—4.0%
Choice Hotels International, Inc.	215,800	5,899,972
Insurance-Property/Casualty—5.3%
Arch Capital Group, Ltd.†	110,000	7,672,500
Internet Content-Information/ News—1.4%
HLTH Corp.†	250,000	2,072,500
Investment Management/Advisor Services—1.1%
Cohen & Steers, Inc.	90,000	1,635,300
Machine Tools & Related Products—2.0%
Kennametal, Inc.	140,000	2,970,800
Medical Instruments—5.4%
Edwards Lifesciences Corp.†	150,000	7,926,000

Security Description	Shares	Market Value (Note 2)
Medical-HMO—3.1%
AMERIGROUP Corp.†	180,000	$4,500,000
Oil & Gas Drilling—3.2%
Helmerich & Payne, Inc.	135,000	4,631,850
Oil Companies-Exploration & Production—3.2%
Encore Acquisition Co.†	150,000	4,672,500
Oil-Field Services—6.0%
Core Laboratories NV	35,000	2,579,500
SEACOR Holdings, Inc.†	60,000	4,030,200
Willbros Group, Inc.†	134,000	2,075,660
		8,685,360
Racetracks—2.8%
Penn National Gaming, Inc.†	210,000	4,044,600
Retail-Apparel/Shoe—1.0%
J Crew Group, Inc.†	72,000	1,458,000
Retail-Automobile—1.4%
Penske Auto Group, Inc.	250,000	2,047,500
Retail-Catalog Shopping—2.6%
MSC Industrial Direct Co., Inc., Class A	105,000	3,765,300
Retail-Restaurants—1.6%
Sonic Corp.†	220,000	2,354,000
Retail-Sporting Goods—2.1%
Dick's Sporting Goods, Inc.†	200,000	3,064,000
Schools—4.7%
DeVry, Inc.	120,000	6,802,800
Soap & Cleaning Preparation—3.8%
Church & Dwight Co., Inc.	95,000	5,613,550
Transport-Rail—3.6%
Genesee & Wyoming, Inc., Class A†	159,000	5,302,650
Transport-Services—3.8%
C.H. Robinson Worldwide, Inc.	106,000	5,488,680
Veterinary Diagnostics—1.9%
VCA Antech, Inc.†	151,000	2,733,100
Total Long-Term Investment Securities (cost $166,241,390)		146,598,141
TOTAL INVESTMENTS (cost $166,241,390)(1)	100.7%	146,598,141
Liabilities in excess of other assets	(0.7)	(1,048,898)
NET ASSETS	100.0%	$145,549,243

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Large-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Oil Companies-Integrated	14.3%
Diversified Banking Institutions	11.6
Medical-Drugs	6.6
Banks-Super Regional	6.4
Diversified Manufacturing Operations	6.0
Telephone-Integrated	5.6
Aerospace/Defense-Equipment	3.6
Telecommunication Equipment	3.6
Applications Software	3.3
Retail-Apparel/Shoe	3.3
Insurance-Multi-line	3.3
Cosmetics & Toiletries	3.2
Chemicals-Diversified	3.2
Medical Products	3.1
Retail-Drug Store	3.1
Food-Misc.	2.9
Metal-Diversified	2.9
Finance-Credit Card	2.7
Multimedia	2.6
Medical-HMO	2.5
Electric-Integrated	2.4
Retail-Discount	2.0
98.2%

* Calculated as a percentage of net assets

Focused Large-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—98.2%
Aerospace/Defense-Equipment—3.6%
Goodrich Corp.	100,000	$3,656,000
Applications Software—3.3%
Microsoft Corp.	150,000	3,349,500
Banks-Super Regional—6.4%
US Bancorp	100,000	2,981,000
Wells Fargo & Co.	100,000	3,405,000
		6,386,000
Chemicals-Diversified—3.2%
E.I. du Pont de Nemours & Co.	100,000	3,200,000
Cosmetics & Toiletries—3.2%
Procter & Gamble Co.	50,000	3,227,000
Diversified Banking Institutions—11.6%
Bank of America Corp.	200,000	4,834,000
Citigroup, Inc.	200,000	2,730,000
JPMorgan Chase & Co.	100,000	4,125,000
		11,689,000
Diversified Manufacturing Operations—6.0%
General Electric Co.	150,000	2,926,500
Honeywell International, Inc.	100,000	3,045,000
		5,971,500
Electric-Integrated—2.4%
FPL Group, Inc.	50,000	2,362,000
Finance-Credit Card—2.7%
American Express Co.	100,000	2,750,000
Food-Misc.—2.9%
Kraft Foods, Inc., Class A	100,000	2,914,000
Insurance-Multi-line—3.3%
MetLife, Inc.	100,000	3,322,000
Medical Products—3.1%
Johnson & Johnson	50,000	3,067,000
Medical-Drugs—6.6%
Merck & Co., Inc.	100,000	3,095,000
Pfizer, Inc.	200,000	3,542,000
		6,637,000
Medical-HMO—2.5%
Aetna, Inc.	100,000	2,487,000
Metal-Diversified—2.9%
Freeport-McMoRan Copper & Gold, Inc.	100,000	2,910,000
Multimedia—2.6%
The Walt Disney Co.	100,000	2,590,000
Oil Companies-Integrated—14.3%
Chevron Corp.	50,000	3,730,000
ConocoPhillips	50,000	2,601,000
Exxon Mobil Corp.	50,000	3,706,000
Marathon Oil Corp.	150,000	4,365,000
		14,402,000
Retail-Apparel/Shoe—3.3%
American Eagle Outfitters, Inc.	300,000	3,336,000

Security Description	Shares	Market Value (Note 2)
Retail-Discount—2.0%
Target Corp.	50,000	$2,006,000
Retail-Drug Store—3.1%
CVS Caremark Corp.	100,000	3,065,000
Telecommunication Equipment—3.6%
Harris Corp.	100,000	3,595,000
Telephone-Integrated—5.6%
AT&T, Inc.	100,000	2,677,000
Verizon Communications, Inc.	100,000	2,967,000
		5,644,000
Total Long-Term Investment Securities (cost $116,324,170)		98,566,000
TOTAL INVESTMENTS (cost $116,324,170)(1)	98.2%	98,566,000
Other assets less liabilities	1.8	1,841,071
NET ASSETS	100.0%	$100,407,071

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Value Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Finance-Other Services	12.8%
Repurchase Agreement	12.0
Transport-Rail	9.0
Oil Companies-Exploration & Production	6.2
Insurance-Reinsurance	5.6
Retail-Major Department Stores	5.0
Multimedia	4.9
Motion Pictures & Services	4.3
Diversified Financial Services	3.8
Independent Power Producers	3.6
Casino Hotels	3.5
Diversified Operations	3.5
Computer Services	3.0
Airport Development/Maintenance	3.0
Insurance-Multi-line	3.0
Oil Companies-Integrated	2.3
Publishing-Newspapers	2.3
Real Estate Operations & Development	2.1
Brewery	2.0
Metal-Diversified	1.8
Diversified Minerals	1.7
Electric-Generation	1.6
Real Estate Investment Trusts	1.4
Music	1.2
Auto/Truck Parts & Equipment-Original	0.5
Investment Management/Advisor Services	0.2
Oil-U.S. Royalty Trusts	0.1
100.4%

* Calculated as a percentage of net assets

Focused Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—88.4%
Airport Development/Maintenance—3.0%
Beijing Capital International Airport Co., Ltd.(1)	14,472,000	$8,304,680
Auto/Truck Parts & Equipment-Original—0.5%
Federal-Mogul Corp., Class A†	171,030	1,226,285
Brewery—2.0%
Tsingtao Brewery Co., Ltd.(1)	3,048,000	5,484,833
Casino Hotels—3.5%
Las Vegas Sands Corp.†	248,557	3,527,024
MGM Mirage†	367,681	6,052,029
		9,579,053
Computer Services—3.0%
CACI International, Inc., Class A†	202,137	8,324,002
Diversified Financial Services—3.8%
IntercontinentalExchange, Inc.†	121,162	10,366,621
Diversified Minerals—1.7%
Anglo American PLC ADR	373,610	4,688,805
Diversified Operations—3.5%
Icahn Enterprises LP†	37,331	1,146,809
Leucadia National Corp.	310,030	8,321,205
		9,468,014
Electric-Generation—1.6%
Huaneng Power International, Inc. ADR	223,116	4,375,305
Finance-Other Services—12.8%
CME Group, Inc.	29,802	8,408,634
Hong Kong Exchanges & Clearing, Ltd.(1)	821,400	8,396,905
NYSE Euronext	262,982	7,936,797
The NASDAQ OMX Group†	318,715	10,345,489
		35,087,825
Independent Power Producers—3.6%
Calpine Corp.†	852,968	9,979,726
Insurance-Multi-line—3.0%
Loews Corp.	248,799	8,262,615
Insurance-Reinsurance—5.6%
Berkshire Hathaway, Inc., Class B†	3,987	15,310,080
Investment Management/ Advisor Services—0.2%
U.S. Global Investors, Inc., Class A	75,171	541,983
Metal-Diversified—1.8%
Rio Tinto PLC ADR	26,237	4,876,671
Motion Pictures & Services—4.3%
DreamWorks Animation SKG, Inc. Class A†	417,854	11,741,697
Multimedia—4.9%
Time Warner, Inc.	1,314,741	13,265,737
Music—1.2%
Warner Music Group Corp.	768,965	3,183,515

Security Description	Shares/ Principal Amount	Market Value (Note 2)
Oil Companies-Exploration & Production—6.2%
Canadian Natural Resources, Ltd.	178,637	$9,014,106
Canadian Oil Sands Trust	206,095	5,529,837
OAO Gazprom ADR(1)	124,278	2,507,929
		17,051,872
Oil Companies-Integrated—2.3%
Suncor Energy, Inc.	258,703	6,213,766
Oil-U.S. Royalty Trusts—0.1%
Texas Pacific Land Trust	13,800	387,504
Publishing-Newspapers—2.3%
The Washington Post Co., Class B	14,413	6,151,468
Real Estate Investment Trusts—1.4%
The Link REIT(1)	2,251,000	3,921,606
Real Estate Operations & Development—2.1%
Brookfield Asset Management, Inc. Class A	317,703	5,728,185
Retail-Major Department Stores—5.0%
Sears Holdings Corp.†	234,872	13,561,509
Transport-Rail—9.0%
Burlington Northern Santa Fe Corp.	151,168	13,463,022
CSX Corp.	246,832	11,285,159
		24,748,181
Total Long-Term Investment Securities (cost $352,454,151)		241,831,538
REPURCHASE AGREEMENT—12.0%
Agreement with State Street Bank & Trust Co., bearing interest at 0.03%, dated 10/31/08, to be repurchased 11/03/08 in the amount of $33,015,083 and collateralized by $33,385,000 of Federal National Mtg. Assoc. Notes, bearing interest at 5.00% due 03/15/2016 and having an approximate value of $33,677,119 (cost $33,015,000)	$33,015,000	33,015,000
TOTAL INVESTMENTS (cost $385,469,151)(2)	100.4%	274,846,538
Liabilities in excess of other assets	(0.4)	(1,146,789)
NET ASSETS	100.0%	$273,699,749

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2008. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Mid-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Time Deposit	17.6%
Diversified Manufacturing Operations	13.3
Chemicals-Specialty	11.9
Retail-Apparel/Shoe	6.0
Electronic Components-Misc.	5.3
Computer Services	4.0
Consulting Services	4.0
Non-Hazardous Waste Disposal	3.7
Telecommunication Equipment	3.4
Machine Tools & Related Products	3.1
Medical Information Systems	3.0
Instruments-Scientific	2.9
Consumer Products-Misc.	2.7
Machinery-General Industrial	2.6
Identification Systems	2.4
Paper & Related Products	2.2
Internet Telephone	2.1
Building Products-Cement	2.1
Gas-Distribution	1.8
Chemicals-Diversified	1.6
Tools-Hand Held	1.6
Industrial Automated/Robotic	1.5
Metal-Aluminum	1.5
Data Processing/Management	1.5
Distribution/Wholesale	1.4
Human Resources	1.3
Home Furnishings	1.3
Hospital Beds/Equipment	1.3
Apparel Manufacturers	1.2
Rental Auto/Equipment	1.2
Semiconductor Equipment	1.2
Machinery-Print Trade	0.9
Building Products-Doors & Windows	0.7
112.3%

* Calculated as a percentage of net assets

Focused Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—94.7%
Apparel Manufacturers—1.2%
Maidenform Brands, Inc.†	64,501	$708,221
Building Products-Cement—2.1%
Martin Marietta Materials, Inc.	15,000	1,175,700
Building Products-Doors & Windows—0.7%
Quanex Building Products	43,617	399,532
Chemicals-Diversified—1.6%
Solutia, Inc.†	97,000	935,080
Chemicals-Specialty—11.9%
Ashland, Inc.	92,000	2,078,280
Cytec Industries, Inc.	53,000	1,500,960
Eastman Chemical Co.	29,000	1,171,310
Hercules, Inc.	81,669	1,372,856
OM Group, Inc.†	31,000	661,540
		6,784,946
Computer Services—4.0%
Cognizant Technology Solutions Corp. Class A†	87,100	1,672,320
Tier Technologies, Inc. Class B†	100,000	598,000
		2,270,320
Consulting Services—4.0%
LECG Corp.†	230,000	1,104,000
Stantec, Inc.†	73,000	1,162,890
		2,266,890
Consumer Products-Misc.—2.7%
CSS Industries, Inc.	70,000	1,554,000
Data Processing/Management—1.5%
Fidelity National Information Services, Inc.	55,500	837,495
Distribution/Wholesale—1.4%
WESCO International, Inc.†	40,500	805,140
Diversified Manufacturing Operations—13.3%
Acuity Brands, Inc.	34,523	1,206,924
Barnes Group, Inc.	86,000	1,247,860
Carlisle Cos., Inc.	55,000	1,278,750
Crane Co.	75,000	1,227,750
Federal Signal Corp.	100,000	851,000
Leggett & Platt, Inc.	54,000	937,440
Lydall, Inc.†	120,000	798,000
		7,547,724
Electronic Components-Misc.—5.3%
Flextronics International, Ltd.†	477,000	1,993,860
Vishay Intertechnology, Inc.†	230,000	991,300
		2,985,160
Gas-Distribution—1.8%
Southern Union Co.	59,000	1,015,980

Security Description	Shares	Market Value (Note 2)
Home Furnishings—1.3%
Ethan Allen Interiors, Inc.	41,000	$733,490
Hospital Beds/Equipment—1.3%
Kinetic Concepts, Inc.†	30,000	726,300
Human Resources—1.3%
MPS Group, Inc.†	98,000	763,420
Identification Systems—2.4%
Checkpoint Systems, Inc.†	108,000	1,361,880
Industrial Automated/Robotic—1.5%
Rockwell Automation, Inc.	31,000	857,770
Instruments-Scientific—2.9%
Thermo Fisher Scientific, Inc.†	40,000	1,624,000
Internet Telephone—2.1%
j2 Global Communications, Inc.†	75,000	1,209,000
Machine Tools & Related Products—3.1%
Kennametal, Inc.	84,000	1,782,480
Machinery-General Industrial—2.6%
Albany International Corp., Class A	100,000	1,456,000
Machinery-Print Trade—0.9%
Zebra Technologies Corp., Class A†	25,000	506,000
Medical Information Systems—3.0%
IMS Health, Inc.	117,000	1,677,780
Metal-Aluminum—1.5%
Kaiser Aluminum Corp.	25,000	839,000
Non-Hazardous Waste Disposal—3.7%
Allied Waste Industries, Inc.†	203,000	2,115,260
Paper & Related Products—2.2%
KapStone Paper and Packaging Corp.†	265,000	1,269,350
Rental Auto/Equipment—1.2%
RSC Holdings, Inc.†	94,333	692,404
Retail-Apparel/Shoe—6.0%
Collective Brands, Inc.†	106,000	1,355,740
Foot Locker, Inc.	140,000	2,046,800
		3,402,540
Semiconductor Equipment—1.2%
Teradyne, Inc.†	132,000	673,200
Telecommunication Equipment—3.4%
ADTRAN, Inc.	96,554	1,467,621
Plantronics, Inc.	32,000	462,080
		1,929,701
Tools-Hand Held—1.6%
The Stanley Works	28,000	916,720
Total Long-Term Investment Securities (cost $73,876,171)		53,822,483

Focused Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 — (continued)

Security Description	Principal Amount	Market Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES—17.6%
Time Deposit—17.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.15% due 11/03/08 (cost $10,005,000)	$10,005,000	$10,005,000
TOTAL INVESTMENTS (cost $83,881,171)(1)	112.3%	63,827,483
Liabilities in excess of other assets	(12.3)	(6,976,112)
NET ASSETS	100.0%	$56,851,371

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Small-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Repurchase Agreements	28.7%
Food-Misc.	8.0
Oil Companies-Exploration & Production	5.4
Banks-Commercial	5.1
Real Estate Investment Trusts	4.4
Sector Fund-Financial Services	4.1
Index Fund-Small Cap	4.1
Coal	3.6
Enterprise Software/Service	3.5
Diversified Operations/Commercial Services	3.2
Private Corrections	3.1
Advertising Sales	3.0
Toys	3.0
Transport-Truck	2.9
Tobacco	2.9
Batteries/Battery Systems	2.5
Containers-Metal/Glass	2.5
Electronic Components-Semiconductors	2.4
Beverages-Non-alcoholic	2.2
Insurance-Property/Casualty	2.2
Retail-Apparel/Shoe	2.0
Machinery-General Industrial	2.0
Precious Metals	1.9
Insurance-Reinsurance	1.9
Casino Services	1.8
Energy-Alternate Sources	1.7
Finance-Consumer Loans	1.6
Rental Auto/Equipment	1.3
Gas-Distribution	1.3
Airlines	1.2
Retail-Restaurants	1.1
Web Portals/ISP	1.0
Wire & Cable Products	1.0
Telephone-Integrated	1.0
Machinery-Material Handling	0.9
Wireless Equipment	0.8
Transport-Marine	0.6
Oil Field Machinery & Equipment	0.5
Hazardous Waste Disposal	0.3
Building-Mobile Home/Manufactured Housing	0.2
120.9%

* Calculated as a percentage of net assets

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—83.5%
Advertising Sales—3.0%
Focus Media Holding, Ltd. ADR†	286,900	$5,316,257
Airlines—1.2%
Continental Airlines, Inc., Class B†	112,204	2,122,900
Banks-Commercial—5.1%
East West Bancorp, Inc.	312,785	5,426,820
Prosperity Bancshares, Inc.	109,200	3,626,532
		9,053,352
Batteries/Battery Systems—2.5%
Greatbatch, Inc.†	203,523	4,426,625
Beverages-Non-alcoholic—1.6%
Heckmann Corp.†	374,600	2,802,008
Building-Mobile Home/ Manufactured Housing—0.2%
Champion Enterprises, Inc.†	224,596	419,995
Casino Services—1.8%
Scientific Games Corp., Class A†	175,902	3,166,236
Coal—3.6%
Walter Industries, Inc.	166,500	6,451,875
Containers-Metal/Glass—2.5%
Silgan Holdings, Inc.	94,600	4,402,684
Diversified Operations/ Commercial Services—3.2%
Chemed Corp.	129,319	5,662,879
Electronic Components- Semiconductors—2.4%
Macrovision Solutions Corp.†	388,261	4,301,932
Energy-Alternate Sources—1.7%
Canadian Solar ,Inc.†	312,300	3,023,064
Enterprise Software/Service—3.6%
Lawson Software, Inc.†	662,970	3,527,000
ManTech International Corp., Class A†	51,057	2,754,015
		6,281,015
Finance-Consumer Loans—1.6%
Portfolio Recovery Associates, Inc.†	77,390	2,776,753
Food-Misc.—8.0%
Cal-Maine Foods, Inc.	484,615	14,242,835
Gas-Distribution—1.3%
South Jersey Industries, Inc.	65,584	2,234,447
Hazardous Waste Disposal—0.3%
Heritage Crystal Clean Inc.†	49,848	500,972
Insurance-Property/Casualty—2.2%
Selective Insurance Group, Inc.	164,399	3,904,476
Insurance-Reinsurance—1.9%
Validus Holdings, Ltd.	191,796	3,402,461
Machinery-General Industrial—2.0%
Robbins & Myers, Inc.	171,900	3,506,760

Security Description	Shares	Market Value (Note 2)
Machinery-Material Handling—0.9%
Columbus McKinnon Corp.†	117,547	$1,650,360
Oil Companies-Exploration & Production—5.4%
Petroquest Energy, Inc.†	574,426	5,715,539
W&T Offshore, Inc.	201,500	3,862,755
		9,578,294
Oil Field Machinery & Equipment—0.5%
Mitcham Industries, Inc.†	156,871	856,516
Precious Metals—1.9%
Pan American Silver Corp.†	294,000	3,413,340
Private Corrections—3.1%
Geo Group, Inc.†	312,212	5,513,664
Real Estate Investment Trusts—4.4%
MFA Mtg. Investments, Inc.	800,300	4,401,650
Universal Health Realty Income Trust	98,946	3,434,416
		7,836,066
Rental Auto/Equipment—1.3%
Rent-A-Center, Inc.†	162,419	2,371,317
Retail-Apparel/Shoe—2.0%
Tween Brands, Inc.†	421,967	3,595,159
Retail-Restaurants—1.1%
Domino's Pizza, Inc.†	314,073	1,868,734
Telephone-Integrated—1.0%
Alaska Communications Systems Group, Inc.	180,307	1,684,067
Tobacco—2.9%
Vector Group, Ltd.	301,467	5,140,012
Toys—3.0%
Marvel Entertainment, Inc.†	162,635	5,235,221
Transport-Marine—0.6%
Paragon Shipping, Inc., Class A	53,583	300,065
StealthGas, Inc.	117,184	808,569
		1,108,634
Transport-Truck—2.9%
Landstar System, Inc.	133,300	5,144,047
Web Portals/ISP—1.0%
Sohu.com, Inc.†	33,200	1,824,008
Wire & Cable Products—1.0%
Fushi Copperweld, Inc.†	399,374	1,777,214
Wireless Equipment—0.8%
Airvana Inc†	317,500	1,393,825
Total Common Stock (cost $170,250,940)		147,990,004
WARRANTS—0.6%
Beverages-Non-alcoholic—0.6%
Heckmann Corp. Expires 11/11/09† (strike price $6.00) (cost $1,019,631)	546,514	1,120,354

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)
EXCHANGE-TRADED FUNDS—8.2%
Index Fund-Small Cap—4.1%
iShares Russell 2000 Value Index Fund	137,000	$7,222,640
Sector Fund-Financial Services—4.1%
SPDR KBW Regional Banking ETF	222,700	7,326,830
Total Exchange-Traded Funds (cost $14,247,045)		14,549,470
Total Long-Term Investment Securities (cost $185,517,616)		163,659,828
REPURCHASE AGREEMENTS(1)—28.6%
State Street Bank & Trust Co. Joint Repurchase Agreement	$26,807,000	26,807,000
UBS Securities, LLC Joint Repurchase Agreement	24,000,000	24,000,000
Total Repurchase Agreements (cost $50,807,000)		50,807,000
TOTAL INVESTMENTS (cost $236,324,616)(2)	120.9%	214,466,828
Liabilities in excess of other assets	(20.9)	(37,137,309)
NET ASSETS	100.0%	$177,329,519

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Growth and Income Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Repurchase Agreement	23.6%
Oil Companies-Integrated	11.0
Electronic Components-Semiconductors	8.4
Retail-Discount	4.7
Oil Companies-Exploration & Production	3.9
Retail-Auto Parts	3.4
Pharmacy Services	3.4
Medical-Hospitals	3.0
Computers	2.4
Insurance-Reinsurance	1.9
Aerospace/Defense	1.8
Diversified Manufacturing Operations	1.7
Consulting Services	1.7
Machinery-General Industrial	1.7
Oil & Gas Drilling	1.6
Retail-Restaurants	1.6
Retail-Apparel/Shoe	1.6
Non-Hazardous Waste Disposal	1.6
Vitamins & Nutrition Products	1.6
Toys	1.6
Steel-Producers	1.5
Applications Software	1.5
Insurance-Life/Health	1.5
Transport-Services	1.5
Computer Services	1.4
Banks-Super Regional	1.4
Electronic Design Automation	1.4
Engines-Internal Combustion	1.4
Internet Security	1.3
Commercial Services-Finance	1.1
Medical Instruments	1.0
Retail-Major Department Stores	0.9
Disposable Medical Products	0.8
Insurance-Multi-line	0.8
Containers-Metal/Glass	0.6
100.3%

* Calculated as a percentage of net assets

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—76.7%
Aerospace/Defense—1.8%
Raytheon Co.	78,000	$3,986,580
Applications Software—1.5%
Compuware Corp.†	523,000	3,336,740
Banks-Super Regional—1.4%
Capital One Financial Corp.	80,000	3,129,600
Commercial Services-Finance—1.1%
Global Payments, Inc.	60,000	2,430,600
Computer Services—1.4%
Affiliated Computer Services, Inc., Class A†	78,000	3,198,000
Computers—2.4%
Hewlett-Packard Co.	138,000	5,282,640
Consulting Services—1.7%
Accenture Ltd., Class A	117,000	3,866,850
Containers-Metal/Glass—0.6%
Crown Holdings, Inc.†	68,000	1,372,240
Disposable Medical Products—0.8%
C.R. Bard, Inc.	21,000	1,853,250
Diversified Manufacturing Operations—1.7%
Dover Corp.	120,000	3,812,400
General Electric Co.	5,000	97,550
		3,909,950
Electronic Components- Semiconductors—8.4%
Altera Corp.	191,000	3,313,850
Broadcom Corp., Class A†	132,000	2,254,560
Intel Corp.	209,000	3,344,000
LSI Corp.†	887,000	3,414,950
QLogic Corp.†	272,000	3,269,440
Xilinx, Inc.	175,000	3,223,500
		18,820,300
Electronic Design Automation—1.4%
Synopsys, Inc.†	165,753	3,029,965
Engines-Internal Combustion—1.4%
Cummins, Inc.	117,000	3,024,450
Insurance-Life/Health—1.5%
Unum Group	209,000	3,291,750
Insurance-Multi-line—0.8%
The Allstate Corp.	70,000	1,847,300
Insurance-Reinsurance—1.9%
RenaissanceRe Holdings, Ltd.	91,000	4,176,900
Internet Security—1.3%
Symantec Corp.†	239,000	3,006,620
Machinery-General Industrial—1.7%
Gardner Denver, Inc.†	148,000	3,791,760
Medical Instruments—1.0%
Edwards Lifesciences Corp.†	42,000	2,219,280

Security Description	Shares	Market Value (Note 2)
Medical-Hospitals—3.0%
LifePoint Hospitals, Inc.†	143,000	$3,427,710
Universal Health Services, Inc., Class B	78,000	3,279,120
		6,706,830
Non-Hazardous Waste Disposal—1.6%
Waste Management, Inc.	113,000	3,528,990
Oil & Gas Drilling—1.6%
ENSCO International, Inc.	97,000	3,686,970
Oil Companies-Exploration & Production—3.9%
Apache Corp.	50,000	4,116,500
Occidental Petroleum Corp.	82,000	4,554,280
		8,670,780
Oil Companies-Integrated—11.0%
Chevron Corp.	85,000	6,341,000
ConocoPhillips	91,000	4,733,820
Exxon Mobil Corp.	116,000	8,597,920
Hess Corp.	36,000	2,167,560
Murphy Oil Corp.	53,000	2,683,920
		24,524,220
Pharmacy Services—3.4%
Express Scripts, Inc.†	61,000	3,697,210
Omnicare, Inc.	143,000	3,942,510
		7,639,720
Retail-Apparel/Shoe—1.6%
Ross Stores, Inc.	109,000	3,563,210
Retail-Auto Parts—3.4%
Advance Auto Parts, Inc.	120,000	3,744,000
AutoZone, Inc.†	31,000	3,945,990
		7,689,990
Retail-Discount—4.7%
Big Lots, Inc.†	150,000	3,664,500
BJ's Wholesale Club, Inc.†	99,000	3,484,800
Dollar Tree, Inc.†	90,000	3,421,800
		10,571,100
Retail-Major Department Stores—0.9%
TJX Cos., Inc.	72,000	1,926,720
Retail-Restaurants—1.6%
Panera Bread Co., Class A†	81,000	3,654,720
Steel-Producers—1.5%
Reliance Steel & Aluminum Co.	135,470	3,392,169
Toys—1.6%
Hasbro, Inc.	120,000	3,488,400
Transport-Services—1.5%
Ryder System, Inc.	83,000	3,288,460
Vitamins & Nutrition Products—1.6%
Herbalife, Ltd.	144,000	3,517,920
Total Long-Term Investment Securities (cost $233,506,428)		171,424,974

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 — (continued)

Security Description	Principal Amount	Market Value (Note 2)
REPURCHASE AGREEMENT—23.6%
Agreement with State Street Bank & Trust Co., bearing interest at 0.03%, dated 10/31/08, to be repurchased 11/03/08 in the amount of $52,845,132 and collateralized by $53,435,000 of Federal National Mortgage Association Bonds, bearing interest at 5.00% due 03/15/16 and having an approximate value of $53,902,556 (cost $52,845,000)	$52,845,000	$52,845,000
TOTAL INVESTMENTS (cost $286,351,428)(1)	100.3%	224,269,974
Liabilities in excess of other assets	(0.3)	(734,953)
NET ASSETS	100.0%	$223,535,021

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused International Equity Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Repurchase Agreement	11.8%
Medical-Drugs	10.0
Electronic Components-Semiconductors	8.3
Finance-Investment Banker/Broker	7.9
Human Resources	6.5
Office Automation & Equipment	5.1
Toys	4.7
Retail-Building Products	4.3
Television	4.3
Auto-Cars/Light Trucks	4.0
Medical-Generic Drugs	3.9
Chemicals-Specialty	3.4
Power Converter/Supply Equipment	2.5
Agricultural Operations	2.4
Cellular Telecom	2.1
Food-Misc.	2.1
Time Deposit	1.8
Diversified Operations	1.8
Real Estate Operations & Development	1.7
Oil Companies-Exploration & Production	1.6
Investment Management/Advisor Services	1.6
Building-Residential/Commercial	1.4
Distribution/Wholesale	1.4
Banks-Commercial	1.3
Semiconductor Components-Integrated Circuits	1.2
Insurance-Multi-line	0.4
97.5%

* Calculated as a percentage of net assets

Country Allocation*
Switzerland	21.7%
United Kingdom	15.1
United States	13.6
Japan	13.1
Singapore	5.9
Germany	5.6
France	5.6
Israel	3.9
South Korea	3.6
Brazil	2.7
Denmark	2.5
Hong Kong	1.6
Bermuda	1.4
Taiwan	1.2
97.5%

* Calculated as a percentage of net assets

Focused International Equity Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)(1)
COMMON STOCK—83.9%
Bermuda—1.4%
Esprit Holdings, Ltd.	287,500	$1,614,004
Brazil—2.7%
Gafisa SA	241,000	1,697,512
Unibanco—Uniao de Bancos Brasileiros SA GDR	23,461	1,479,920
		3,177,432
Denmark—2.5%
Vestas Wind Systems A/S†	72,284	2,975,320
France—5.6%
AXA SA	27,559	531,071
Neopost SA	72,400	6,057,306
		6,588,377
Germany—5.6%
Bayerische Motoren Werke AG	185,000	4,788,780
MLP AG	150,700	1,871,060
		6,659,840
Hong Kong—1.6%
CNOOC, Ltd.	2,294,000	1,878,807
Israel—3.9%
Teva Pharmaceutical Industries, Ltd. ADR	106,439	4,564,104
Japan—13.1%
Daiwa Securities Group, Inc.	784,000	4,354,613
Nintendo Co., Ltd.	17,800	5,614,069
Rohm Co., Ltd.	117,600	5,558,840
		15,527,522
Singapore—5.9%
CapitaLand, Ltd.	1,000,000	1,975,130
Keppel Corp., Ltd.	692,000	2,131,632
Wilmar International, Ltd.	1,692,000	2,859,349
		6,966,111
South Korea—3.6%
Samsung Electronics Co., Ltd.	10,200	4,262,395
Switzerland—21.7%
Actelion, Ltd.†	72,862	3,852,368
Adecco SA	219,200	7,662,749
Credit Suisse Group	129,848	4,955,849
Lonza Group AG	48,868	4,067,734
Nestle SA	62,566	2,438,789
Roche Holding AG	17,558	2,687,529
		25,665,018
Taiwan—1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	175,299	1,447,970
United Kingdom—15.1%
British Sky Broadcasting Group PLC	827,000	5,042,499
Carpetright PLC	698,700	5,089,674
GlaxoSmithKline PLC	276,000	5,320,180
Vodafone Group PLC	1,270,699	2,447,575
		17,899,928
Total Long-Term Investment Securities (cost $155,381,184)		99,226,828

Security Description	Principal Amount	Market Value (Note 2)(1)
SHORT-TERM INVESTMENT SECURITIES—1.8%
Time Deposit—1.8%
Euro Time Deposit with State Street Bank & Trust Co. 0.10% due 11/03/08 (cost $2,163,000)	$2,163,000	$2,163,000
REPURCHASE AGREEMENT—11.8%
Agreement with State Street Bank & Trust Co., bearing interest at 0.03%, dated 10/31/08, to be repurchased 11/03/08 in the amount of $13,929,035 and collateralized by $14,090,000 of Federal National Mortgage Association Bonds, bearing interest at 5.00% due 03/15/16 and having an approximate value of $14,213,287 (cost $13,929,000)	13,929,000	13,929,000
TOTAL INVESTMENTS (cost $171,473,184)(2)	97.5%	115,318,828
Other assets less liabilities	2.5	2,940,528
NET ASSETS	100.0%	$118,259,356

† Non-income producing security

(1) A substantial number of the Portfolio's holdings were valued using fair value procedures at October 31, 2008. At October 31, 2008, the aggregate value of these securites was $91,485,292 representing 77.4% of net assets. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

GDR—Global Depository Receipt

See Notes to Financial Statements

Focused International Equity Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 — (continued)

Open Forward Foreign Currency Contracts

Contract to Deliver	In Exchange For		Delivery Date	Gross Unrealized Appreciation
CHF 1,530,000	USD	1,447,383	05/11/2009	$124,128
CHF 4,560,000	USD	4,401,672	06/29/2009	454,960
EUR 500,000	USD	783,650	04/20/2009	148,446
EUR 1,000,000	USD	1,544,400	05/26/2009	274,100
GBP 1,320,000	USD	2,568,951	07/22/2009	462,401
JPY 240,800,000	USD	2,582,860	04/28/2009	118,013
				$1,582,048

CHF—Swiss Franc

EUR—Euro Dollar

GBP—Pound Sterling

JPY—Japanese Yen

USD—United States Dollar

See Notes to Financial Statements

Focused Technology Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Repurchase Agreement	13.2%
Electronic Components-Semiconductors	13.1
Computers	10.6
Applications Software	9.5
Networking Products	6.7
Enterprise Software/Service	6.7
Wireless Equipment	4.6
Web Portals/ISP	4.1
Computers-Memory Devices	4.0
Internet Security	3.7
Commercial Services-Finance	3.2
Electronic Forms	3.1
Data Processing/Management	2.7
Computer Services	2.7
Semiconductor Equipment	2.5
Computers-Integrated Systems	2.0
Computer Aided Design	1.8
Consulting Services	1.7
Entertainment Software	1.4
Telecom Services	1.2
Computers-Periphery Equipment	1.1
Energy-Alternate Sources	0.7
Telecom Equipment-Fiber Optics	0.5
Semiconductor Components-Integrated Circuits	0.5
101.3%

* Calculated as a percentage of net assets

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—88.1%
Applications Software—9.5%
Check Point Software Technologies†	46,300	$936,186
Intuit, Inc.†	15,300	383,418
Microsoft Corp.	53,000	1,183,490
Nuance Communications, Inc.†	84,700	775,005
Salesforce.com, Inc.†	8,490	262,850
		3,540,949
Commercial Services-Finance—3.2%
Visa, Inc., Class A	21,800	1,206,630
Computer Aided Design—1.8%
Aspen Technology, Inc.†	83,850	656,546
Computer Services—2.7%
Cognizant Technology Solutions Corp., Class A†	53,000	1,017,600
Computers—10.6%
Apple, Inc.†	13,195	1,419,650
Hewlett-Packard Co.	41,300	1,580,964
International Business Machines Corp.	10,300	957,591
		3,958,205
Computers-Integrated Systems—2.0%
Brocade Communications Systems, Inc.†	198,000	746,460
Computers-Memory Devices—4.0%
EMC Corp.†	125,300	1,476,034
Computers-Periphery Equipment—1.1%
Synaptics, Inc.†	12,800	395,392
Consulting Services—1.7%
Accenture Ltd., Class A	19,000	627,950
Data Processing/Management—2.7%
Fiserv, Inc.†	30,700	1,024,152
Electronic Components- Semiconductors—13.1%
Broadcom Corp., Class A†	10,600	181,048
Intel Corp.	82,700	1,323,200
Macrovision Solutions Corp.†	116,000	1,285,280
MEMC Electronic Materials, Inc.†	8,600	158,068
Microchip Technology, Inc.	7,600	187,188
Microsemi Corp.†	31,900	693,506
Monolithic Power Systems, Inc.†	51,000	866,490
ON Semiconductor Corp.†	38,000	194,180
		4,888,960
Electronic Forms—3.1%
Adobe Systems, Inc.†	43,400	1,156,176
Energy-Alternate Sources—0.7%
First Solar, Inc.†	1,900	273,030
Enterprise Software/Service—6.7%
CA, Inc.	26,500	471,700
Lawson Software, Inc.†	125,700	668,724
Oracle Corp.†	73,700	1,347,973
		2,488,397

Security Description	Shares/ Principal Amount	Market Value (Note 2)
Entertainment Software—1.4%
Electronic Arts, Inc.†	23,705	$540,000
Internet Security—3.7%
McAfee, Inc.†	42,300	1,376,865
Networking Products—6.7%
Atheros Communications, Inc.†	16,800	301,896
Cisco Systems, Inc.†	80,500	1,430,485
Juniper Networks, Inc.†	41,855	784,363
		2,516,744
Semiconductor Components- Integrated Circuits—0.5%
Linear Technology Corp.	8,500	192,780
Semiconductor Equipment—2.5%
Applied Materials, Inc.	56,200	725,542
ASML Holding NV	11,100	194,805
		920,347
Telecom Equipment-Fiber Optics—0.5%
Corning, Inc.	18,700	202,521
Telecom Services—1.2%
Amdocs, Ltd.†	20,200	455,712
Web Portals/ISP—4.1%
Google, Inc., Class A†	4,230	1,520,093
Wireless Equipment—4.6%
Nokia Oyj ADR	21,100	320,298
QUALCOMM, Inc.	36,705	1,404,333
		1,724,631
Total Long-Term Investment Securities (cost $41,799,740)		32,906,174
REPURCHASE AGREEMENT—13.2%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $4,933,000)	$4,933,000	4,933,000
TOTAL INVESTMENTS (cost $46,732,740)(2)	101.3%	37,839,174
Liabilities in excess of other assets	(1.3)	(496,412)
NET ASSETS	100.0%	$37,342,762

† Non-income producing security

ADR—American Depository Receipt

(1) See Note 2 for details of Joint Repurchase Agreement.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Tobacco	14.5%
Medical-Drugs	11.3
Telephone-Integrated	10.0
Diversified Banking Institutions	5.6
Multimedia	5.2
Steel-Producers	4.3
Power Converter/Supply Equipment	4.0
Consulting Services	3.7
Retail-Building Products	3.6
Food-Misc.	3.4
Commercial Services-Finance	3.4
Office Furnishings-Original	3.4
Diversified Manufacturing Operations	3.3
Chemicals-Diversified	3.1
Metal-Copper	3.0
Retail-Apparel/Shoe	2.7
Transport-Marine	2.7
Auto/Truck Parts & Equipment-Original	2.6
Television	2.6
Publishing-Newspapers	2.5
Computers-Memory Devices	2.3
Repurchase Agreement	0.1
97.3%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—97.2%
Auto/Truck Parts & Equipment- Original—2.6%
Autoliv, Inc.	142,600	$3,045,936
Chemicals-Diversified—3.1%
E.I. du Pont de Nemours & Co.	112,300	3,593,600
Commercial Services-Finance—3.4%
Paychex, Inc.	137,700	3,929,958
Computers-Memory Devices—2.3%
Seagate Technology	393,400	2,663,318
Consulting Services—3.7%
The Corporate Executive Board Co.	144,000	4,295,520
Diversified Banking Institutions—5.6%
Bank of America Corp.	116,800	2,823,056
JPMorgan Chase & Co.	90,500	3,733,125
		6,556,181
Diversified Manufacturing Operations—3.3%
General Electric Co.	198,300	3,868,833
Food-Misc.—3.4%
Kraft Foods, Inc., Class A	137,400	4,003,836
Medical-Drugs—11.3%
Bristol-Myers Squibb Co.	210,400	4,323,720
Merck & Co., Inc.	142,500	4,410,375
Pfizer, Inc.	248,100	4,393,851
		13,127,946
Metal-Copper—3.0%
Southern Copper Corp.	238,900	3,478,384
Multimedia—5.2%
E.W. Scripps Co., Class A	645,400	3,001,110
Meredith Corp.	159,000	3,079,830
		6,080,940
Office Furnishings-Original—3.4%
Steelcase, Inc., Class A	420,600	3,911,580
Power Converter/Supply Equipment—4.0%
Hubbell, Inc., Class B	128,600	4,612,882
Publishing-Newspapers—2.5%
Gannett Co., Inc.	261,400	2,875,400
Retail-Apparel/Shoe—2.7%
Limited Brands, Inc.	259,900	3,113,602
Retail-Building Products—3.6%
Home Depot, Inc.	175,800	4,147,122
Steel-Producers—4.3%
Nucor Corp.	124,900	5,059,699
Telephone-Integrated—10.0%
AT&T, Inc.	161,000	4,309,970
Verizon Communications, Inc.	142,700	4,233,909
Windstream Corp.	414,400	3,112,144
		11,656,023
Television—2.6%
CBS Corp., Class B	310,800	3,017,868

Security Description	Shares/ Principal Amount	Market Value (Note 2)
Tobacco—14.5%
Altria Group, Inc.	212,900	$4,085,551
Lorillard, Inc.	63,700	4,195,282
Philip Morris International, Inc.	93,000	4,042,710
Reynolds American, Inc.	93,100	4,558,176
		16,881,719
Transport-Marine—2.7%
Frontline, Ltd.	97,300	3,094,140
Total Long-Term Investment Securities (cost $143,586,612)		113,014,487
REPURCHASE AGREEMENT—0.1%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $105,000)	$105,000	105,000
TOTAL INVESTMENTS (cost $143,691,612)(2)	97.3%	113,119,487
Other assets less liabilities	2.7	3,107,041
NET ASSETS	100.0%	$116,226,528

(1) See Note 2 for details of Joint Repurchase Agreement.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused StarALPHA Portfolio

PORTFOLIO PROFILE — October 31, 2008 — (unaudited)

Industry Allocation*
Financial Guarantee Insurance	5.6%
Pipelines	5.2
Medical-Biomedical/Gene	5.1
Finance-Other Services	4.3
Beverages-Non-alcoholic	3.6
Electronic Components-Semiconductors	3.5
Retail-Drug Store	3.4
Diversified Operations	3.0
Oil Companies-Exploration & Production	2.8
Web Hosting/Design	2.7
Cosmetics & Toiletries	2.6
Real Estate Investment Trusts	2.5
Real Estate Operations & Development	2.5
Commercial Services-Finance	2.5
Web Portals/ISP	2.5
Airport Development/Maintenance	2.4
Food-Misc.	2.3
Instruments-Scientific	2.3
Telephone-Integrated	2.3
Aerospace/Defense	2.2
Telecom Services	2.1
Pharmacy Services	2.0
Finance-Investment Banker/Broker	2.0
Oil Companies-Integrated	1.9
Recreational Centers	1.9
Electronics-Military	1.9
Consulting Services	1.9
Retail-Apparel/Shoe	1.8
Office Automation & Equipment	1.8
Cable TV	1.8
Broadcast Services/Program	1.8
Engines-Internal Combustion	1.7
Repurchase Agreement	1.7
Real Estate Management/Services	1.6
Internet Security	1.6
Finance-Consumer Loans	1.5
Time Deposit	1.5
Multimedia	1.4
E-Commerce/Services	1.4
Advertising Sales	1.4
U.S. Government Agencies	0.9
Banks-Commercial	0.6
Engineering/R&D Services	0.6
Index Fund-Large Cap	0.3
Investment Companies	0.1
100.5%

* Calculated as a percentage of net assets

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008

Security Description	Shares	Market Value (Note 2)
COMMON STOCK—96.1%
Advertising Sales—1.4%
AirMedia Group, Inc. ADR†	206,600	$1,214,808
Aerospace/Defense—2.2%
Raytheon Co.	38,000	1,942,180
Airport Development/Maintenance—2.4%
Beijing Capital International Airport Co., Ltd.(1)	3,600,000	2,065,841
Banks-Commercial—0.6%
ICICI Bank, Ltd. ADR	30,369	519,006
Beverages-Non-alcoholic—3.6%
Hansen Natural Corp.†	33,900	858,348
PepsiCo, Inc.	40,000	2,280,400
		3,138,748
Broadcast Services/Program—1.8%
Liberty Global, Inc., Class A†	92,791	1,530,124
Cable TV—1.8%
The DIRECTV Group, Inc.†	70,312	1,539,130
Commercial Services-Finance—2.5%
Visa, Inc., Class A	40,000	2,214,000
Consulting Services—1.9%
Accenture Ltd., Class A	49,000	1,619,450
Cosmetics & Toiletries—2.6%
Procter & Gamble Co.	35,700	2,304,078
Diversified Operations—3.0%
Icahn Enterprises LP†	28,000	860,160
Leucadia National Corp.	66,000	1,771,440
		2,631,600
E-Commerce/Services—1.4%
priceline.com, Inc.†	23,534	1,238,594
Electronic Components- Semiconductors—3.5%
Macrovision Solutions Corp.†	130,000	1,440,400
ON Semiconductor Corp.†	317,900	1,624,469
		3,064,869
Electronics-Military—1.9%
L-3 Communications Holdings, Inc.	20,000	1,623,400
Engineering/R&D Services—0.6%
Larsen & Toubro Ltd. GDR*	32,600	518,340
Engines-Internal Combustion—1.7%
Cummins, Inc.	56,000	1,447,600
Finance-Consumer Loans—1.5%
SLM Corp.†	124,210	1,325,321
Finance-Investment Banker/Broker—2.0%
The Charles Schwab Corp.	90,000	1,720,800
Finance-Other Services—4.3%
Singapore Exchange, Ltd.(1)	400,000	1,407,377
The NASDAQ OMX Group†	72,000	2,337,120
		3,744,497
Financial Guarantee Insurance—5.6%
MBIA, Inc.	500,000	4,915,000

Security Description	Shares	Market Value (Note 2)
Food-Misc.—2.3%
Kraft Foods, Inc., Class A	70,000	$2,039,800
Independent Power Producers—0.0%
Reliant Energy, Inc.†	1,000	5,250
Instruments-Scientific—2.3%
Thermo Fisher Scientific, Inc.†	50,000	2,030,000
Internet Security—1.6%
Symantec Corp.†	111,000	1,396,380
Investment Companies—0.1%
BAM Investments, Ltd.†	10,000	85,124
Medical-Biomedical/Gene—5.1%
Amgen, Inc.†	45,100	2,701,039
Gilead Sciences, Inc.†	38,000	1,742,300
		4,443,339
Multimedia—1.4%
Liberty Media Corp. - Entertainment Series A†	77,334	1,245,077
Office Automation & Equipment—1.8%
Xerox Corp.	193,000	1,547,860
Oil Companies-Exploration & Production—2.8%
OAO Gazprom ADR	30,000	596,100
Occidental Petroleum Corp.	33,000	1,832,820
		2,428,920
Oil Companies-Integrated—1.9%
Exxon Mobil Corp.	22,000	1,630,640
Pharmacy Services—2.0%
Express Scripts, Inc.†	29,000	1,757,690
Pipelines—5.2%
Kinder Morgan Management LLC†	89,870	4,489,006
Real Estate Investment Trusts—2.5%
Vornado Realty Trust	31,495	2,221,972
Real Estate Management/ Services—1.6%
Mitsubishi Estate Co., Ltd.(1)	80,000	1,408,201
Real Estate Operations & Development—2.5%
Brookfield Asset Management, Inc. Class A	75,000	1,352,250
CapitaLand, Ltd.(1)	439,000	867,082
		2,219,332
Recreational Centers—1.9%
Life Time Fitness, Inc.†	85,300	1,624,112
Retail-Apparel/Shoe—1.8%
The Gap, Inc.	120,000	1,552,800
Retail-Drug Store—3.4%
CVS Caremark Corp.	95,500	2,927,075
Telecom Services—2.1%
Amdocs, Ltd.†	80,805	1,822,961
Telephone-Integrated—2.3%
AT&T, Inc.	74,848	2,003,681

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2008 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)
Web Hosting/Design—2.7%
Equinix, Inc.†	38,100	$2,378,202
Web Portals/ISP—2.5%
Google, Inc., Class A†	6,000	2,156,160
Total Common Stock (cost $116,083,637)		83,730,968
EXCHANGE-TRADED FUNDS—0.3%
Index Fund-Large Cap—0.3%
SPDR Trust, Series 1 (cost $243,354)	2,500	242,075
Total Long-Term Investment Securities (cost $116,326,991)		83,973,043
SHORT-TERM INVESTMENT SECURITIES—2.4%
Time Deposit—1.5%
Euro Time Deposit with State Street Bank & Trust Co. 0.05% due 11/03/08	$1,270,000	1,270,000
U.S. Government Agencies—0.9%
Federal Home Loan Bank Disc. Notes 0.00% due 11/03/08	800,000	800,000
Total Short-Term Investment Securities (cost $2,070,000)		2,070,000
REPURCHASE AGREEMENT—1.7%
State Street Bank & Trust Co. Joint Repurchase Agreement(2) (cost $1,444,000)	1,444,000	1,444,000
TOTAL INVESTMENTS (cost $119,840,991)(3)	100.5%	87,487,043
Liabilities in excess of other assets	(0.5)	(410,006)
NET ASSETS	100.0%	$87,077,037

† Non-income producing security

* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2008, the aggregate value of these securities was $518,340, representing 0.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

ADR—American Depository Receipt

GDR—Global Depository Receipt

(1) Security was valued using fair value procedures at October 31, 2008. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 2 for details of Joint Repurchase Agreement.

(3) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2008

Note 1.  Organization

SunAmerica Focused Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by AIG SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund currently consists of eighteen separate investment series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective or strategy. Each Portfolio is managed by a single adviser, except for the Focused International Equity Portfolio and the Focused StarALPHA Portfolio. With respect to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds, including the SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., and SunAmerica Alternative Strategies Fund (collectively, the "Underlying Funds").

The investment objective and principal investment techniques for each of the Portfolios is as follows:

Focused Equity Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within SunAmerica Focused Series, Inc., SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of AIG Series Trust. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in equity securities.

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within SunAmerica Focused Series, Inc., SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of AIG Series Trust.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among (i) a combination of funds within SunAmerica Focused Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of AIG Series Trust.

Focused Fixed Income and Equity Strategy Portfolio seeks current income with growth of capital as a secondary objective through allocation of assets among a combination of funds within SunAmerica Focused Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income and/or equity securities.

Focused Fixed Income Strategy Portfolio seeks current income through allocation of assets among a combination of funds within SunAmerica Focused Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities.

Focused Large-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

Focused Mid-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

Focused Small-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Large-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

Focused Mid-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.

Focused Small-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the adviser believes have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

Focused International Equity Portfolio seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in equity securities.

Focused Technology Portfolio seeks long-term growth of capital through active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in such securities.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

Focused StarALPHA Portfolio seeks total return through active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

The Asset Allocation Strategy Portfolios: Focused Equity Strategy, Focused Multi-Asset Strategy, Focused Balanced Strategy, Focused Fixed Income and Equity Strategy, and Focused Fixed Income Strategy ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.sunamericafunds.com.

All of the Portfolios are non-diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. With respect to Class A

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

shares of the Focused International Equity Portfolio, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) calendar days prior to the date of such redemption. An exchange fee of 2% will be assessed on the amount of any exchange of Class A shares of the Focused International Equity Portfolio that were purchased within ninety (90) calendar days prior to the date of such exchange.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Certain Class C shares of particular Portfolios issued in connection with particular reorganizations or mergers will convert automatically to Class A shares approximately ten years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class Z shares—  Offered at net asset value per share exclusively for sale to SunAmerica affiliated companies' retirement plans.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I and no distribution or account maintenance fee payments applicable to Class Z. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Portfolio's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business the Portfolio enters into contracts that contain the obligation to indemnify others. The Portfolios' maximum exposure under these arrangements is unknown. Currently, however, the Portfolio expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and a Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

If the Portfolio determines that closing prices do not reflect the fair value of the securities, a Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

As of October 31, 2008, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

Fund	Percentage Interest	Principal Amount
Focused Large-Cap Growth	30.40%	$52,507,000
Focused Small-Cap Value	15.52	26,807,000
Focused Technology	2.86	4,933,000
Focused Dividend Strategy	0.06	105,000
Focused StarALPHA	0.84	1,444,000

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated October 31, 2008, bearing interest at a rate of 0.01% per annum, with a principal amount of $172,717,000, a repurchase price of $172,717,144 and a maturity date of November 3, 2008. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Bills	0.02%	11/20/08	$103,270,000	$103,259,673
U.S. Treasury Bills	0.02	11/28/08	72,920,000	72,912,708

In addition, as of October 31, 2008, the following Portfolios held an undivided interest in a joint repurchase agreement with UBS Securities LLC:

Fund	Percentage Interest	Principal Amount
Focused Large-Cap Growth	2.38%	$7,129,000
Focused Small-Cap Value	8.00	24,000,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities LLC, dated October 31, 2008, bearing interest at a rate of 0.10% per annum, with a principal amount of $300,000,000, a repurchase price of $300,002,500 and a maturity date of November 3, 2008. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Inflation Index Notes	0.87%	04/15/2010	$300,000,000	$306,000,060

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after ex-dividend date. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio, Focused Growth and Income Portfolio and Focused

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

Dividend Strategy Portfolio. Dividends from net investment income, if any, for the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

The Portfolios intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Portfolio is considered a separate entity for tax purposes. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examination by tax authorities for tax years ending before 2004.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and determined there is no impact to the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the management of the Portfolios does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Portfolio securities sold during the year.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

Realized foreign exchange gains and losses on other assets and liabilities and changes in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Forward Foreign Currency Contracts: Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as an unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant ("the broker"). The Portfolio's activities in futures contracts are used primarily for hedging purposes and from time to time for income enhancement. Futures contracts are conducted through regulated exchanges that minimize counter-party credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

For the period ended October 31, 2008, transactions in written options were as follows:

Focused Small-Cap Value Portfolio
	Contracts	Amount
Options outstanding at October 31, 2007	—	$—
Options written during the period	100	32,200
Options terminated in closing purchase transactions	100	32,200
Options exercised	—	—
Options expired	—	—
Options outstanding as of October 31, 2008	—	$—

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Equity Strategy	0.10%
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Fixed Income and Equity	0.10%
Focused Fixed Income Strategy	0.10%
Focused Large-Cap Growth*	0.75%
Focused Growth	1.00%
Focused Mid-Cap Growth	1.00%
Focused Small-Cap Growth	1.00%
Focused Large-Cap Value*	0.75%
Focused Value	1.00%
Focused Mid-Cap Value	1.00%
Focused Small-Cap Value*	0.75%
Focused Growth and Income	1.00%
Focused International Equity	1.25%
Focused Technology*	1.00%
Focused Dividend Strategy	0.35%
Focused StarALPHA	1.00%

In addition, effective September 1, 2007, SunAmerica agreed to voluntarily waive 0.02% of the investment advisory and management fees for the Focused Large-Cap Growth Portfolio and the Focused International Equity Portfolio. Effective February 22, 2008, SunAmerica removed the 0.02% waiver from the Focused Large-Cap Growth Portfolio. For the year ended October 31, 2008, the amount of investment advisory and management fees waived with respect to the Focused Large-Cap Growth Portfolio and the Focused International Equity Portfolio were $47,794 and $59,819, respectively. Effective August 22, 2008, SunAmerica agreed to voluntarily waive 0.03% and 0.05% of the investment advisory and management fees for the Focused Value Portfolio and Mid-Cap Value Portfolio, respectively. For the year ended October 31, 2008, the amount of investment advisory and management fees waived were $24,632 and $6,132, respectively. These voluntary waivers may be discontinued at any time at the option of SunAmerica.

The Agreement authorizes SunAmerica to retain one or more Subadvisers to manage the investment and reinvestment of the assets of their respective Portfolios, or portions thereof, for which they are responsible.

* Effective February 1, 2008, the investment advisory and management fee for the Focused Technology Portfolio was decreased from 1.25% to 1.00%. Effective August 22, 2008, the investment advisory and management fee for the Focused Large-Cap Growth Portfolio was decreased from 0.85% to 0.75%. Effective August 22, 2008, the investment advisory and management fee for each of the Focused Large-Cap Value Portfolio and Small-Cap Value Portfolio was decreased from 1.00% to 0.75%.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

SunAmerica does not retain any Subadviser with respect to the Strategy Portfolios, Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, and the Focused Dividend Strategy Portfolio. The organizations described below acted as Subadvisers (with the exception of SunAmerica, which acted as Adviser) as of the end of the fiscal period to which this report relates with respect to the corresponding Portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Board of the Fund and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. Effective February 1, 2008, the Board approved a policy change in the Focused Technology Portfolio to provide for portfolio management solely by SunAmerica in lieu of the Focused Technology Portfolio's former multi-manager strategy. Effective August 4, 2008, the Board approved a policy change in the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, and Focused Small-Cap Growth Portfolio to provide management solely by Janus Capital Management LLC, Munder Capital Management, and BAMCO, Inc., respectively, in lieu of the Portfolios' former multi-manager strategy. Effective August 22, 2008, the Board approved a policy change in the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, and Focused Small-Cap Value Portfolio, to provide management of each of these Portfolios solely by SunAmerica in lieu of the Portfolios' former multi-manager strategy. Effective August 22, 2008, the Board approved a policy change in the Focused Value Portfolio, Focused Mid-Cap Value Portfolio, and Focused Growth and Income Portfolio to provide management solely by Kinetics Asset Management, Inc., Delafield Asset Management, LLC, a division of Reich & Tang Asset Management, LLC, and BlackRock Investment Management, LLC, respectively, in lieu of the Portfolios' former multi-manager strategy.

Focused Growth Portfolio
Janus Capital Management LLC

Focused Mid-Cap Growth Portfolio
Munder Capital Management

Focused Small-Cap Growth Portfolio
BAMCO, Inc.

Focused Value Portfolio
Kinetics Asset Management, Inc.

Focused Mid-Cap Value Portfolio
Delafield Asset Management, LLC, a division of
Reich & Tang Asset Management, LLC

Focused Growth and Income Portfolio
BlackRock Investment Management, LLC

Focused International Equity Portfolio
Henderson Global Investors, Inc.
Harris Associates L.P.
Marsico Capital Management, LLC

Focused StarALPHA Portfolio
SunAmerica
BlackRock Investment Management, LLC
Janus Capital Management, LLC
Kinetics Asset Management, Inc.
Thornburg Investment Management, Inc.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Subadviser. For the year ended October 31, 2008, SunAmerica paid the Subadvisers for each Portfolio the following aggregate annual rates, expressed as a percentage of the average daily net assets of each Portfolio:

Portfolio	Percentage
Focused Large-Cap Growth†	0.33%
Focused Growth	0.38%
Focused Mid-Cap Growth	0.50%
Focused Small-Cap Growth	0.44%
Focused Large-Cap Value†	0.26%
Focused Value	0.41%
Focused Mid-Cap Value	0.46%
Focused Small-Cap Value†	0.27%
Focused Growth and Income	0.30%
Focused International Equity	0.51%
Focused Technology*	0.11%
Focused StarALPHA	0.31%

* Effective February 1, 2008, the Focused Technology Portfolio became managed solely by SunAmerica in lieu of the former multi-manager strategy.

† Effective August 22, 2008, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, and Focused Small-Cap Value Portfolio became managed solely by SunAmerica in lieu of the former multi-manager strategy.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Portfolio's average net assets. Annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the Directors who are not deemed to be interested persons of the Fund or SunAmerica as defined by Section 2(a)(19) of the 1940 Act ("the Disinterested Directors").

Portfolio	Class A	Class B	Class C	Class I
Focused Growth	1.72%	2.37%	2.37%	—
Focused Mid-Cap Growth	1.72%	2.37%	2.37%	—
Focused Small-Cap Growth	1.72%	2.37%	2.37%	1.62%
Focused Large-Cap Value	1.72%	2.37%	2.37%	—
Focused Value	1.72%	2.37%	2.37%	—
Focused Mid-Cap Value	1.72%	2.37%	2.37%	—
Focused Small-Cap Value	1.72%	2.37%	2.37%	—
Focused Growth and Income	1.72%	2.37%	2.37%	—
Focused International Equity	1.95%	2.60%	2.60%	—
Focused Technology*	1.88%	2.53%	2.53%	—
Focused Dividend Strategy	0.95%	1.60%	1.60%	—
Focused StarALPHA	1.72%	—	2.37%	—

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the total net expense ratio for the following classes do not exceed the amounts set forth below. Annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Class A	Class B	Class C	Class I
Focused Equity Strategy	0.25%	0.90%	0.90%	0.15%
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	—
Focused Balanced Strategy	0.25%	0.90%	0.90%	0.15%
Focused Fixed Income and Equity Strategy	0.25%	0.90%	0.90%	—
Focused Fixed Income Strategy	0.25%	0.90%	0.90%	—

For the year ended October 31, 2008, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reiumbursed expenses as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$18,008
Focused Fixed Income Strategy	53,889
Focused Small-Cap Growth	22,686

Portfolio	Other Expenses Reimbursed
Focused Technology	$30,290
Focused International Equity	20,174

Portfolio	Amount
Focused Equity Strategy Class I	$10,113
Focused Balanced Strategy Class I	8,653
Focused Fixed Income and Equity Strategy Class A	19,276
Focused Fixed Income and Equity Strategy Class B	15,663
Focused Fixed Income and Equity Strategy Class C	18,842
Focused Fixed Income Strategy Class A	13,053
Focused Fixed Income Strategy Class B	12,033
Focused Fixed Income Strategy Class C	16,764
Focused Growth Class B	12,590
Focused Growth Class C	5,168
Focused Mid-Cap Growth Class A	48,185
Focused Mid-Cap Growth Class B	12,345
Focused Mid-Cap Growth Class C	16,567
Focused Small-Cap Growth Class A	35,184
Focused Small-Cap Growth Class B	25,878
Focused Small-Cap Growth Class C	19,704
Focused Small-Cap Growth Class I	9,407
Focused Large-Cap Value Class B	12,064

Portfolio	Amount
Focused Mid-Cap Value Class A	$61,870
Focused Mid-Cap Value Class B	12,353
Focused Mid-Cap Value Class C	20,153
Focused Small-Cap Value Class B	12,630
Focused Small-Cap Value Class C	1,646
Focused Growth and Income Class B	6,260
Focused International Equity Class A	114,721
Focused International Equity Class B	26,238
Focused International Equity Class C	33,440
Focused Technology Class A	23,735
Focused Technology Class B	19,132
Focused Technology Class C	14,605
Focused Dividend Strategy Class A	64,979
Focused Dividend Strategy Class B	42,774
Focused Dividend Strategy Class C	80,131
Focused StarALPHA Class A	24,707
Focused StarALPHA Class C	3,282

*  Prior to February 1, 2008, the contractual expense caps for the Focused Technology Portfolio's Class A, Class B and Class C shares, respectively, were 1.97%, 2.62% and 2.62%.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

Any voluntary or contractual waivers and/or reimbursement made by SunAmerica are subject to recoupment from the Portfolios within the following two years of making such waivers and/or reimbursements, provided that the Portfolios are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.**

As of October 31, 2008, the amount of expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$32,873
Focused Fixed Income Strategy	96,296
Focused Small-Cap Growth	22,687

Portfolio	Other Expenses Reimbursed
Focused International Equity	$20,174
Focused Technology	30,290
Focused StarALPHA	4,432

Portfolio	Class Specific Expenses Reimbursed
Focused Equity Strategy Class I	$20,774
Focused Balanced Strategy Class I	21,683
Focused Fixed Income and Equity Strategy Class A	26,531
Focused Fixed Income and Equity Strategy Class B	23,058
Focused Fixed Income and Equity Strategy Class C	26,356
Focused Fixed Income Strategy Class A	25,387
Focused Fixed Income Strategy Class B	24,533
Focused Fixed Income Strategy Class C	28,073
Focused Growth Class B	32,271
Focused Growth Class C	9,441
Focused Mid-Cap Growth Class A	98,636
Focused Mid-Cap Growth Class B	24,528
Focused Mid-Cap Growth Class C	31,563
Focused Small-Cap Growth Class A	35,184
Focused Small-Cap Growth Class B	37,245
Focused Small-Cap Growth Class C	19,704
Focused Small-Cap Growth Class I	11,311
Focused Large-Cap Value Class B	24,390

Portfolio	Class Specific Expenses Reimbursed
Focused Mid-Cap Value Class A	$108,016
Focused Mid-Cap Value Class B	24,863
Focused Mid-Cap Value Class C	35,572
Focused Small-Cap Value Class B	24,084
Focused Small-Cap Value Class C	1,646
Focused Growth and Income Class B	7,503
Focused International Equity Class A	175,620
Focused International Equity Class B	46,068
Focused International Equity Class C	56,522
Focused Technology Class A	7,054
Focused Technology Class B	10,026
Focused Technology Class C	5,080
Focused Dividend Strategy Class A	124,701
Focused Dividend Strategy Class B	84,996
Focused Dividend Strategy Class C	151,514
Focused StarALPHA Class A	62,490
Focused StarALPHA Class C	24,933

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor")†, an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Focused Portfolios Class A Plan, Class B Plan, and Class C Plan, the Distributor receives payments from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It

**  SunAmerica has agreed to waive its right to recoup payments made prior to February 1, 2008 under the Expense Limitation Agreement with respect to the Focused Technology Portfolio for a period of two years from February 1, 2008 to January 31, 2010.

†  Effective November 15, 2008, AIG SunAmerica Capital Services, Inc. changed its name to SunAmerica Capital Services, Inc.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2008, SACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of each Portfolio (except the Strategy Portfolios), has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the year ended October 31, 2008, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Equity Strategy	$504,624	$180,980	$248,369	$4,242	$217,408	$22,030
Focused Multi-Asset Strategy	938,511	357,025	438,335	13,292	316,460	32,416
Focused Balanced Strategy	460,016	194,944	194,156	2,985	196,890	19,264
Focused Fixed Income and Equity Strategy	78,898	25,802	40,253	177	40,214	1,741
Focused Fixed Income Strategy	61,327	14,157	38,068	2,600	17,186	738
Focused Large-Cap Growth	189,955	83,505	79,697	2,317	160,049	6,610
Focused Growth	324,182	123,721	154,705	3,404	61,711	12,169
Focused Mid-Cap Growth	25,283	10,181	11,152	7	4,941	930
Focused Small-Cap Growth	51,007	22,288	21,671	3,723	36,262	1,888
Focused Large-Cap Value	52,100	18,308	25,798	789	32,988	2,154
Focused Value	286,934	112,599	131,899	5,424	110,524	19,873
Focused Mid-Cap Value	22,881	5,465	13,878	11	2,618	1,642
Focused Small-Cap Value	51,332	25,279	18,661	686	48,082	3,041
Focused Growth and Income	130,944	40,615	71,065	2,242	92,132	13,416
Focused International Equity	106,848	42,793	47,358	5,001	26,378	3,649
Focused Technology	67,842	19,876	38,396	1,248	14,572	1,474
Focused Dividend Strategy	70,368	16,886	42,794	3,484	97,882	2,317
Focused StarALPHA	224,595	49,413	145,170	121	—	12,117

The Fund, on behalf of each Portfolio, except for the Strategy Portfolios, and Class Z shares, has entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2008, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Expense				Payable At October 31, 2008
Portfolio	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	$688,002	$211,036	$399,540	$—	$36,572	$11,045	$20,732	$—
Focused Growth	772,462	98,663	122,468	—	36,051	4,649	5,862	—
Focused Mid-Cap Growth	168,155	2,973	11,960	—	8,410	171	671	—
Focused Small-Cap Growth	426,077	50,559	104,310	20,887	18,123	2,543	5,490	1,165
Focused Large-Cap Value	255,575	36,301	90,907	—	14,147	1,957	4,817	—
Focused Value	728,137	240,050	361,118	—	33,946	11,123	16,724	—
Focused Mid-Cap Value	157,642	2,813	14,135	—	8,703	138	668	—
Focused Small-Cap Value	312,351	56,689	119,541	—	17,346	2,878	6,294	—
Focused Growth and Income	683,954	98,786	208,253	—	36,038	4,985	10,273	—
Focused International Equity	544,757	34,354	78,898	—	26,683	1,700	3,713	—
Focused Technology	77,111	22,917	38,401	—	4,050	1,159	1,966	—
Focused Dividend Strategy	100,451	62,003	142,283	—	6,065	3,235	7,877	—
Focused StarALPHA	252,078	—	39,476	—	14,165	—	2,530	—

At October 31, 2008, the following affiliates owned outstanding shares of the following classes of Portfolios:

Portfolio	Holder	Percentage
Focused Large-Cap Growth, Class A	Focused Multi-Asset Strategy Portfolio	20%
	Focused Balanced Strategy Portfolio	12
Focused Growth, Class A	Focused Equity Strategy Portfolio	19
Focused Mid-Cap Growth, Class A	Focused Equity Strategy Portfolio	24
	Focused Multi-Asset Strategy Portfolio	69
Focused Small-Cap Growth, Class A	Focused Multi-Asset Strategy Portfolio	47
Focused Large-Cap Value, Class A	Focused Equity Strategy Portfolio	19
	Focused Multi-Asset Strategy Portfolio	34
Focused Value, Class A	Focused Equity Strategy Portfolio	21
	Focused Balanced Strategy Portfolio	10
Focused Mid-Cap Value, Class A	Focused Equity Strategy Portfolio	49
	Focused Multi-Asset Strategy Portfolio	46
Focused Small-Cap Value, Class A	Focused Equity Strategy Portfolio	30
	Focused Multi-Asset Strategy Portfolio	19
	Focused Balanced Strategy Portfolio	17
Focused Growth and Income, Class A	Focused Equity Strategy Portfolio	48
	Focused Balanced Strategy Portfolio	13
Focused International Equity, Class A	Focused Equity Strategy Portfolio	14
	Focused Multi-Asset Strategy Portfolio	51
	Focused Balanced Strategy Portfolio	14
Focused Dividend Strategy, Class A	Focused Equity Strategy Portfolio	22
	Focused Balanced Strategy Portfolio	26
Focused StarALPHA, Class A	Focused Multi-Asset Strategy Portfolio	64
	Focused Fixed Income and Equity Strategy Portfolio	16

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

The Strategy Portfolios do not invest in funds advised by SunAmerica (each an "SunAmerica Fund" and collectively, the "SunAmerica Funds") for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits may represent a significant portion of an underlying SunAmerica Fund's net assets. At October 31, 2008 each Strategy Portfolio held less than 69% of the outstanding shares of any underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 95% of the outstanding shares of any underlying SunAmerica Funds.

The Focused Fixed Income Strategy Portfolio generally is required to invest at least 80% of the Portfolio's net assets, plus any borrowings for investment purposes, in Underlying Funds, as defined in the prospectus, that invest primarily in fixed income securities. From January 25, 2008 through February 7, 2008, the Portfolio violated the 80% requirement and invested in shares of the SunAmerica Senior Floating Rate Fund, Inc., which was not a permissible Underlying Fund in which the Portfolio could invest at the time. On February 7, 2008, securities were purchased and sold to bring the Portfolio into compliance. The investment restriction violation resulted in an overall loss to the Portfolio of $121,065, which was reimbursed by SunAmerica.

Each Subadviser of the Focused StarALPHA Portfolio generally may invest the Portfolio in up to ten securities. From July 16, 2007 through March 19, 2008, Kinetics Asset Management, Inc. ("KAM"), one of the subadvisers for the Portfolio, violated the ten security limit. On March 7, 2008 and March 19, 2008, KAM sold securities to reduce its holdings to ten securities. The investment restriction violation resulted in an overall gain to the Portfolio of $392,296.

On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SAFS, entered into a revolving credit facility (the "Credit Facility") and a Guarantee and Pledge Agreement with the Federal Reserve Bank of New York under the terms of which AIG will issue a new series of perpetual, non-redeemable Convertible Participating Serial Preferred Stock (the "Preferred Stock") to a trust that will hold the Preferred Stock for the benefit of the United States Treasury. On October 3, 2008, AIG announced that it plans to retain its U.S. property and casualty and foreign general insurance businesses, and to retain a continuing ownership interest in its foreign life insurance operations, and that it is exploring divestiture opportunities for its remaining high-quality businesses and assets.

Note 4.  Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2008, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
Purchases (excluding U.S. government securities)	$128,785,095	$73,704,546	$73,130,785	$24,668,655	$34,300,462
Sales (excluding U.S. government securities)	264,565,441	232,612,303	155,976,990	33,825,780	33,687,574
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—
	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
Purchases (excluding U.S. government securities)	$1,077,889,426	$734,750,743	$144,786,935	$140,556,923	$328,044,244
Sales (excluding U.S. government securities)	1,177,134,217	851,357,667	142,704,328	161,463,023	395,979,483
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio
Purchases (excluding U.S. government securities)	$722,938,617	$82,663,921	$514,886,111	$1,194,245,557
Sales (excluding U.S. government securities)	923,102,398	77,393,712	529,831,617	1,374,379,552
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—
	Focused International Equity Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Purchases (excluding U.S. government securities)	$285,395,592	$90,157,433	$80,117,752	$196,964,746
Sales (excluding U.S. government securities)	402,412,002	105,036,732	93,026,209	188,287,772
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds. For the year ended October 31, 2008, transactions in these securities were as follows:

Portfolio	Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2007
Focused Equity Strategy	Various SunAmerica Funds*	$723,347	$71,773,567	$634,095,438
Focused Multi-Asset Strategy	Various SunAmerica Funds*	9,012,795	76,625,399	907,527,223
Focused Balanced Strategy	Various SunAmerica Funds*	8,545,743	30,525,041	446,735,856
Focused Fixed Income and Equity Strategy	Various SunAmerica Funds*	1,811,875	362,166	58,286,213
Focused Fixed Income Strategy	Various SunAmerica Funds*	995,011	—	22,963,618

Portfolio	Security	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2008
Focused Equity Strategy	Various SunAmerica Funds*	$201,282,009	$264,565,477	$(156,059,417)	$(159,825,081)	$254,927,472
Focused Multi-Asset Strategy	Various SunAmerica Funds*	159,304,516	232,612,365	(77,683,964)	(291,761,095)	464,774,315
Focused Balanced Strategy	Various SunAmerica Funds*	112,201,568	155,977,020	(74,437,578)	(83,160,399)	245,362,427
Focused Fixed Income and Equity Strategy	Various SunAmerica Funds*	26,785,171	33,825,784	(6,148,146)	(7,500,667)	37,596,787
Focused Fixed Income Strategy	Various SunAmerica Funds*	35,280,133	33,687,576	(1,598,463)	(2,124,075)	20,833,637

* See Portfolio of Investments for details.

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transaction must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transaction. For the year ended October 31, 2008, the following Portfolios engaged in securities transactions with affiliated funds:

Fund	Cost of Purchases	Proceeds from sales	Realized Gain (Loss)
Focused Large-Cap Growth	$6,738,130	$6,626,180	$52,418
Focused Large-Cap Value	2,538,430	2,590,450	294,893
Focused Growth and Income	20,164,875	28,382,480	(13,199,483)
Focused StarALPHA	5,799,320	1,761,470	(139,182)

The following Portfolios incurred brokerage commissions with affiliated brokers:

	Focused Large-Cap Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Large-Cap Value Portfolio	Focused Value Portfolio	Focused Growth and Income Portfolio
Banc/America Securities LLC	$3,515	$—	$—	$—	$21,121
JP Morgan Securities, Inc.	—	—	—	318,500	—
M.J. Whitman, Inc.	—	—	—	146,931	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	41,855	—	83,196	—	—
Raymond James and Associates, Inc.	—	1,185	—	—	—

Note 6.  Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily from wash sales, retirement pension expense, derivative transactions and investments in passive foreign investment companies.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2008
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
Focused Equity Strategy	$819,286	$(98,121,370)	$(113,249,675)	$20,503,545	$106,299,686	$—
Focused Multi-Asset Strategy	4,275,529	(12,934,167)	(203,256,036)	29,134,458	138,084,800	—
Focused Balanced Strategy	331,914	(49,420,158)	(60,482,678)	17,645,833	53,045,628	—
Focused Fixed Income and Equity Strategy	41,888	(4,868,078)	(6,857,940)	2,108,680	3,556,099	—
Focused Fixed Income Strategy	36,768	(1,566,480)	(2,177,050)	933,094	806,786	—
Focused Large-Cap Growth	—	(172,829,990)	(135,575,780)	—	—	—
Focused Growth	—	(36,017,273)	(66,245,823)	10,696,933	8,986,909	—
Focused Mid-Cap Growth	—	(7,979,983)	(20,973,749)	8,268,237	7,197,303	46,803
Focused Small-Cap Growth	—	(13,018,049)	(19,845,933)	—	55,574,295	—
Focused Large-Cap Value	905,872	(28,164,597)	(19,216,157)	21,352,635	46,705,371	—
Focused Value	705,470	(98,402,946)	(112,598,414)	24,094,895	119,057,486	—
Focused Mid-Cap Value	—	(9,843,603)	(20,053,790)	1,103,611	4,575,035	—
Focused Small-Cap Value	344,052	(44,749,566)	(24,046,101)	19,054,690	6,738,204	—
Focused Growth and Income	—	(102,242,251)	(62,451,876)	26,075,776	51,370,060	—
Focused International Equity	10,586,122	(46,684,225)	(56,216,308)	11,133,600	43,454,959	—
Focused Technology	—	(169,195,655)	(8,905,704)	—	—	—
Focused Dividend Strategy	185,983	(21,004,641)	(30,997,647)	10,477,233	27,741,499	—
Focused StarALPHA	—	(22,728,189)	(32,536,923)	—	—	65,544

* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Tax Distributions
	For the year ended October 31, 2007
	Ordinary Income	Long-Term Capital Gains
Focused Equity Strategy	$15,723,259	$37,096,822
Focused Multi-Asset Strategy	15,982,041	45,134,521
Focused Balanced Strategy	14,716,700	16,763,298
Focused Fixed Income and Equity Strategy	2,092,734	1,572,863
Focused Fixed Income Strategy	872,339	—
Focused Large-Cap Growth	—	—
Focused Growth	—	—
Focused Mid-Cap Growth	2,397,847	523,988
Focused Small-Cap Growth	6,104,256	41,366,886
Focused Large-Cap Value	28,888,341	40,063,963
Focused Value	1,586,062	48,783,353
Focused Mid-Cap Value	2,223,212	953,703
Focused Small-Cap Value	15,571,387	11,753,696
Focused Growth and Income	—	13,812,170
Focused International Equity	16,572,509	29,949,123
Focused Technology	—	—
Focused Dividend Strategy	15,185,407	7,455,405
Focused StarALPHA	—	—

For the period ended October 31, 2008, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net investment losses, treatment of foreign currency, and dividends from regulated investment companies, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Equity Strategy	$18,252,505	$(18,252,505)	$—
Focused Multi-Asset Strategy	23,593,553	(23,593,553)	—
Focused Balanced Strategy	7,819,989	(7,819,989)	—
Focused Fixed Income and Equity Strategy	73,827	(73,827)	—
Focused Fixed Income Strategy	(9)	9	—
Focused Large-Cap Growth	8,260,557	(3,368,328)	(4,892,229)
Focused Growth	5,680,940	(3,927,136)	(1,753,804)
Focused Mid-Cap Growth	1,083,401	(37,654)	(1,045,747)
Focused Small-Cap Growth	3,693,540	115	(3,693,655)
Focused Large-Cap Value	(172)	172	—
Focused Value	(6,940)	6,940	—
Focused Mid-Cap Value	214,103	32,160	(246,263)
Focused Small-Cap Value	(32,976)	(7,272)	40,248
Focused Growth and Income	956,821	719	(957,540)
Focused International Equity	4,013,408	(4,013,408)	—
Focused Technology	1,057,463	—	(1,057,463)
Focused Dividend Strategy	(188)	188	—
Focused StarALPHA	982,202	195	(982,397)

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

As of October 31, 2008, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Fund	Capital Loss Carryforward
	2009	2010	2011	2012	2013	2014	2015	2016
Focused Equity Strategy	$772,677	$811,968	$—	$—	$—	$—	$—	$96,536,725
Focused Multi-Asset Strategy	—	—	—	—	—	—	—	12,934,167
Focused Balanced Strategy	—	—	—	—	—	—	—	49,420,158
Focused Fixed Income and Equity Strategy	—	—	—	—	—	—	—	4,868,078
Focused Fixed Income Strategy	—	—	—	—	—	—	—	1,566,480
Focused Large-Cap Growth*	2,482,846	170,347,144	—	—	—	—	—	—
Focused Growth*	6,853,867	—	—	—	—	—	—	29,163,406
Focused Mid-Cap Growth	—	—	—	—	—	—	—	7,979,983
Focused Small-Cap Growth	—	—	—	—	—	—	—	13,018,049
Focused Large-Cap Value	—	—	—	—	—	—	—	28,164,597
Focused Value	—	—	—	—	—	—	—	98,402,946
Focused Mid-Cap Value	—	—	—	—	—	—	—	9,843,603
Focused Small-Cap Value	—	—	—	—	—	—	—	44,749,566
Focused Growth and Income	—	—	—	—	—	—	—	102,242,251
Focused International Equity	—	—	—	—	—	—	—	46,684,225
Focused Technology	131,865,059	27,908,897	—	—	—	—	—	9,421,699
Focused Dividend Strategy	—	—	—	—	—	—	—	21,004,641
Focused StarALPHA	—	—	—	—	—	—	245,539	22,482,650

* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2008.

Portfolio	Capital Loss Carryforward Utilized
Focused Equity Strategy	$—
Focused Multi-Asset Strategy	—
Focused Balanced Strategy	—
Focused Fixed Income and Equity Strategy	—
Focused Fixed Income Strategy	—
Focused Large-Cap Growth	20,120,919
Focused Growth	—
Focused Mid-Cap Growth	—
Focused Small-Cap Growth	—
Focused Large-Cap Value	—
Focused Value	—
Focused Mid-Cap Value	—
Focused Small-Cap Value	—
Focused Growth and Income	—
Focused International Equity	—
Focused Technology	—
Focused Dividend Strategy	—
Focused StarALPHA	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

As of October 31, 2008, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
Cost	$368,177,147	$668,030,351	$305,845,105	$44,454,727	$23,010,687
Appreciation	6,286,413	1,055,273	4,105,052	233,110	21,621
Depreciation	(119,536,088)	(204,311,309)	(64,587,730)	(7,091,050)	(2,198,671)
Net unrealized appreciation (depreciation)	$(113,249,675)	$(203,256,036)	$(60,482,678)	$(6,857,940)	$(2,177,050)
	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
Cost	$617,432,856	$268,297,289	$91,222,120	$166,444,074	$117,782,157
Appreciation	983,694	161,289	515,714	21,139,513	1,543,351
Depreciation	(136,550,757)	(66,399,661)	(21,489,463)	(40,985,446)	(20,759,508)
Net unrealized appreciation (depreciation)	$(135,567,063)	$(66,238,372)	$(20,973,749)	$(19,845,933)	$(19,216,157)
	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
Cost	$387,441,978	$83,882,345	$238,512,929	$286,721,850	$171,481,664
Appreciation	306,836	625,617	3,324,828	673,660	514,668
Depreciation	(112,902,276)	(20,680,479)	(27,370,929)	(63,125,536)	(56,677,504)
Net unrealized appreciation (depreciation)	$(112,595,440)	$(20,054,862)	$(24,046,101)	$(62,451,876)	$(56,162,836)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Cost	$46,744,878	$144,117,134	$120,024,733
Appreciation	524,076	687,925	2,017,618
Depreciation	(9,429,780)	(31,685,572)	(34,555,308)
Net unrealized appreciation (depreciation)	$(8,905,704)	$(30,997,647)	$(32,537,690)

Note 7.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Portfolios set forth below have been reduced. For the year ended October 31, 2008, the amount of expense reductions received by each Portfolio, used to offset the Portfolio's non-affiliated expenses, were as follows:

Portfolio	Total Expense Reductions
Focused Growth	$88,266
Focused Mid-Cap Growth	27,969
Focused Small-Cap Growth	61,716
Focused Large-Cap Value	45,330
Focused Value	93,671
Focused Mid-Cap Value	18,444
Focused Small-Cap Value	37,381
Focused Growth and Income	208,147
Focused Technology	13,262
Focused Dividend Strategy	17,316
Focused StarALPHA	9,719

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

Note 8.  Capital Share Transactions

Transactions in shares of each class of each series were as follows:

	Focused Equity Strategy
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,833,917	$26,184,904	1,768,776	$34,671,469	620,492	$9,005,182	577,292	$11,082,749
Reinvested dividends	2,305,231	35,984,651	796,002	14,956,882	1,391,108	21,436,972	473,916	8,814,811
Shares redeemed(1)(2)	(3,794,124)	(52,951,210)	(3,546,835)	(69,368,041)	(2,005,059)	(27,256,611)	(1,724,859)	(33,388,716)
Net increase (decrease)	345,024	$9,218,345	(982,057)	$(19,739,690)	6,541	$3,185,543	(673,651)	$(13,491,156)
	Class C				Class I
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,018,910	$30,214,688	1,802,587	$34,638,293	16,153	$228,062	18,855	$366,485
Reinvested dividends	2,914,186	44,936,748	989,040	18,395,614	31,700	493,560	15,570	292,093
Shares redeemed(3)(4)	(6,847,325)	(93,511,011)	(4,648,584)	(89,889,183)	(35,909)	(431,879)	(97,750)	(1,893,625)
Net increase (decrease)	(1,914,229)	$(18,359,575)	(1,856,957)	$(36,855,276)	11,944	$289,743	(63,325)	$(1,235,047)
	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	2,847,946	$43,712,695	3,502,218	$67,562,706	1,196,803	$18,071,262	1,140,015	$21,787,596
Reinvested dividends	3,219,044	51,279,370	1,000,682	18,542,304	1,644,538	26,033,043	497,418	9,172,065
Shares redeemed(5)(6)	(6,153,795)	(90,001,832)	(4,083,202)	(78,819,932)	(2,375,191)	(34,148,388)	(1,631,957)	(31,354,331)
Net increase (decrease)	(86,805)	$4,990,233	419,698	$7,285,078	466,150	$9,955,917	5,476	$(394,670)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	3,323,094	$50,508,826	3,198,080	$61,006,864
Reinvested dividends	3,923,524	62,148,629	1,234,647	22,766,458
Shares redeemed(7)(8)	(8,031,405)	(115,017,322)	(5,458,000)	(104,735,786)
Net increase (decrease)	(784,787)	$(2,359,867)	(1,025,273)	$(20,962,464)

(1)  For the year ended October 31, 2008, includes automatic conversion of 240,948 shares of Class B shares in the amount of $3,431,390 to 237,202 shares of Class A shares in the amount of $3,431,390.

(2)  For the year ended October 31, 2007, includes automatic conversion of 343,906 shares of Class B shares in the amount of $6,472,604 to 339,664 shares of Class A in the amount of $6,472,604.

(3)  For the year ended October 31, 2008, includes automatic conversion of 1,313 shares of Class C shares in the amount of $19,436 to 1,295 shares of Class A shares in the amount of $19,436.

(4)  For the year ended October 31, 2007, includes automatic conversion of 5,511 shares of Class C shares in the amount of $102,273 to 5,443 shares of Class A in the amount of $102,273.

(5)  For the year ended October 31, 2008, includes automatic conversion of 96,599 shares of Class B shares in the amount of $1,567,457 to 95,687 shares of Class A shares in the amount of $1,567,457.

(6)  For the year ended October 31, 2007, includes automatic conversion of 409,391 shares of Class B shares in the amount of $7,632,835 to 406,165 shares of Class A in the amount of $7,632,835.

(7)  For the year ended October 31, 2008, includes automatic conversion of 1,780 shares of Class C shares in the amount of $31,334 to 1,763 shares of Class A shares in the amount of $31,334.

(8)  For the year ended October 31, 2007, includes automatic conversion of 1,734 shares of Class C shares in the amount of $31,426 to 1,720 shares of Class A in the amount of $31,426.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,927,861	$26,409,383	1,653,444	$27,745,702	561,316	$7,773,158	482,569	$8,051,427
Reinvested dividends	1,474,738	21,095,496	540,848	8,845,094	888,522	12,730,071	347,663	5,668,558
Shares redeemed(1)(2)	(3,446,545)	(45,599,642)	(2,436,514)	(40,808,016)	(1,968,162)	(26,061,934)	(1,591,370)	(26,658,757)
Net increase (decrease)	(43,946)	$1,905,237	(242,222)	$(4,217,220)	(518,324)	$(5,558,705)	(761,138)	$(12,938,772)
	Class C				Class I
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,902,274	$26,510,964	1,592,110	$26,672,205	23,134	$328,761	30,220	$502,627
Reinvested dividends	1,496,254	21,479,726	578,201	9,444,501	34,097	487,075	23,102	376,863
Shares redeemed(3)(4)	(4,076,563)	(54,020,257)	(3,669,561)	(61,409,709)	(68,390)	(845,687)	(229,285)	(3,794,909)
Net increase (decrease)	(678,035)	$(6,029,567)	(1,499,250)	$(25,293,003)	(11,159)	$(29,851)	(175,963)	$(2,915,419)
	Focused Fixed Income and Equity Strategy
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)	566,241	$7,040,633	349,302	$4,930,347	234,392	$2,941,341	116,182	$1,618,430
Reinvested dividends	157,885	2,017,911	95,593	1,329,782	76,699	981,538	42,083	584,920
Shares redeemed(5)(6)	(961,677)	(11,500,263)	(550,814)	(7,723,412)	(412,658)	(4,937,022)	(285,447)	(4,017,365)
Net increase (decrease)	(237,551)	$(2,441,719)	(105,919)	$(1,463,283)	(101,567)	$(1,014,143)	(127,182)	$(1,814,015)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	605,601	$7,540,136	650,658	$9,140,447
Reinvested dividends	109,707	1,402,497	62,223	864,864
Shares redeemed(7)	(715,574)	(8,766,161)	(1,029,235)	(14,386,392)
Net increase (decrease)	(266)	$176,472	(316,354)	$(4,381,081)

(1)  For the year ended October 31, 2008, includes automatic conversion of 313,195 shares of Class B shares in the amount of $4,252,709 to 312,464 shares of Class A shares in the amount of $4,252,709.

(2)  For the year ended October 31, 2007, includes automatic conversion of 385,874 shares of Class B shares in the amount of $6,245,233 to 385,022 shares of Class A in the amount of $6,245,233.

(3)  For the year ended October 31, 2008, includes automatic conversion of 730 shares of Class C shares in the amount of $9,866 to 730 shares of Class A shares in the amount of $9,866.

(4)  For the year ended October 31, 2007, includes automatic conversion of 204 shares of Class C shares in the amount of $3,307 to 204 shares of Class A in the amount of $3,307.

(5)  For the year ended October 31, 2008, includes automatic conversion of 3,896 shares of Class B shares in the amount of $50,275 to 3,893 shares of Class A shares in the amount of $50,275.

(6)  For the year ended October 31, 2007, includes automatic conversion of 65,053 shares of Class B shares in the amount of $929,160 to 64,930 shares of Class A in the amount of $929,160.

(7)  For the year ended October 31, 2008, includes automatic conversion of 310 shares of Class C shares in the amount of $3,663 to 309 shares of Class A shares in the amount of $3,663.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Fixed Income Strategy
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	322,471	$3,976,579	296,207	$3,870,663	140,522	$1,741,232	91,077	$1,184,690
Reinvested dividends	48,025	597,372	21,121	275,348	21,299	265,124	9,087	118,420
Shares redeemed(1)(2)	(253,241)	(3,087,184)	(264,480)	(3,429,843)	(161,338)	(1,990,333)	(147,981)	(1,932,488)
Net increase (decrease)	117,255	$1,486,767	52,848	$716,168	483	$16,023	(47,817)	$(629,378)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	305,036	$3,778,425	185,764	$2,421,546
Reinvested dividends	32,197	399,900	14,141	184,172
Shares redeemed(3)(4)	(255,639)	(3,094,392)	(286,891)	(3,727,321)
Net increase (decrease)	81,594	$1,083,933	(86,986)	$(1,121,603)

	Focused Large-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	3,344,182	$49,486,940	5,149,057	$98,493,891	233,635	$4,285,166	257,775	$4,642,922
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(5)(6)	(4,982,203)	(93,670,063)	(26,217,732)	(500,654,950)	(1,704,753)	(30,309,299)	(7,128,638)	(128,422,457)
Net increase (decrease)	(1,638,021)	$(44,183,123)	(21,068,675)	$(402,161,059)	(1,471,118)	$(26,024,133)	(6,870,863)	$(123,779,535)
	Class C				Class Z
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	303,703	$5,513,239	520,429	$9,430,862	1,467,072	$29,768,899	420,977	$8,369,184
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(7)(8)	(2,946,292)	(51,425,049)	(6,367,567)	(114,590,989)	(804,906)	(15,001,789)	(773,163)	(15,313,281)
Net increase (decrease)	(2,642,589)	$(45,911,810)	(5,847,138)	$(105,160,127)	662,166	$14,767,110	(352,186)	$(6,944,097)

(1)  For the year ended October 31, 2008, includes automatic conversion of 1,095 shares of Class B shares in the amount of $13,869 to 1,094 shares of Class A shares in the amount of $13,869.

(2)  For the year ended October 31, 2007, includes automatic conversion of 15,292 shares of Class B shares in the amount of $198,516 to 15,281 shares of Class A in the amount of $198,516.

(3)  For the year ended October 31, 2008, includes automatic conversion of 51 shares of Class C shares in the amount of $625 to 51 shares of Class A shares in the amount of $625.

(4)  For the year ended October 31, 2007, includes automatic conversion of 50 shares of Class C shares in the amount of $637 to 49 shares of Class A in the amount of $637.

(5)  For the year ended October 31, 2008, includes automatic conversion of 275,299 shares of Class B shares in the amount of $5,070,671 to 257,867 shares of Class A shares in the amount of $5,070,671.

(6)  For the year ended October 31, 2007, includes automatic conversion of 3,127,026 shares of Class B shares in the amount of $54,510,392 to 2,955,577 shares of Class A in the amount of $54,510,392.

(7)  For the year ended October 31, 2008, includes automatic conversion of 24,670 shares of Class C shares in the amount of $433,868 to 23,085 shares of Class A shares in the amount of $433,868.

(8)  For the year ended October 31, 2007, includes automatic conversion of 1,638 shares of Class C shares in the amount of $26,895 to 1,552 shares of Class A in the amount of $26,895.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,131,517	$28,783,640	9,723,019	$263,349,383	238,591	$5,552,794	256,811	$6,252,302
Reinvested dividends	508,541	14,681,583	—	—	71,710	1,901,749	—	—
Shares redeemed(1)(2)	(7,823,974)	(158,032,801)	(6,224,906)	(166,054,262)	(664,080)	(14,622,637)	(1,255,256)	(30,229,621)
Net increase (decrease)	(6,183,916)	$(114,567,578)	3,498,113	$97,295,121	(353,779)	$(7,168,094)	(998,445)	$(23,977,319)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	525,691	$12,217,763	510,856	$12,970,866
Reinvested dividends	78,606	2,083,837	—	—
Shares redeemed(3)(4)	(881,783)	(18,616,163)	(695,535)	(16,576,521)
Net increase (decrease)	(277,486)	$(4,314,563)	(184,679)	$(3,605,655)

	Focused Mid-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)	2,139,207	$20,083,131	5,840,313	$93,721,207	55,218	$717,006	56,995	$881,986
Reinvested dividends	992,625	13,866,970	190,769	2,727,996	16,021	219,969	1,986	28,166
Shares redeemed(5)(6)	(1,987,618)	(23,995,593)	(5,673,216)	(90,612,220)	(48,190)	(586,496)	(26,648)	(412,063)
Net increase (decrease)	1,144,214	$9,954,508	357,866	$5,836,983	23,049	$350,479	32,333	$498,089

	Class C				Class I
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	144,392	$1,850,934	183,299	$2,812,991	—	$—
Reinvested dividends	63,657	874,648	8,430	119,618	75	1,079
Shares redeemed	(123,675)	(1,509,330)	(80,506)	(1,196,672)	(2,082)	(34,819)
Net increase (decrease)	84,374	$1,216,252	111,223	$1,735,937	(2,007)	$(33,740)

(1)  For the year ended October 31, 2008, includes automatic conversion of 104,973 shares of Class B shares in the amount of $2,467,285 to 96,301 shares of Class A shares in the amount of $2,467,285.

(2)  For the year ended October 31, 2007, includes automatic conversion of 671,056 shares of Class B shares in the amount of $15,034,325 to 622,788 shares of Class A in the amount of $15,034,325.

(3)  For the year ended October 31, 2008, includes automatic conversion of 3,017 shares of Class C shares in the amount of $67,205 to 2,767 shares of Class A shares in the amount of $67,205.

(4)  For the year ended October 31, 2007, includes automatic conversion of 263 shares of Class C shares in the amount of $6,631 to 243 shares of Class A in the amount of $6,631.

(5)  For the year ended October 31, 2008, includes automatic conversion of 1,903 shares of Class B shares in the amount of $27,746 to 1,872 shares of Class A shares in the amount of $27,746.

(6)  For the year ended October 31, 2007, includes automatic conversion of 10,049 shares of Class B shares in the amount of $138,491 to 9,986 shares of Class A in the amount of $138,491.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Small-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	2,720,353	$39,923,680	3,040,875	$55,017,350	95,330	$1,243,588	97,408	$1,635,960
Reinvested dividends	2,288,439	36,340,409	1,738,289	30,037,634	327,657	4,685,488	281,401	4,488,344
Shares redeemed(1)(2)	(7,940,706)	(111,337,721)	(4,911,079)	(89,409,197)	(734,985)	(9,473,262)	(699,074)	(11,694,539)
Net increase (decrease)	(2,931,914)	$(35,073,632)	(131,915)	$(4,354,213)	(311,998)	$(3,544,186)	(320,265)	$(5,570,235)
	Class C				Class I
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	381,144	$4,989,316	319,074	$5,248,664	151,340	$2,089,531	661,903	$11,810,212
Reinvested dividends	610,640	8,695,519	521,018	8,278,977	67,344	1,091,647	30,946	543,420
Shares redeemed(3)(4)	(1,436,303)	(17,764,701)	(1,462,820)	(24,311,542)	(303,708)	(4,354,721)	(394,910)	(7,253,200)
Net increase (decrease)	(444,519)	$(4,079,866)	(622,728)	$(10,783,901)	(85,024)	$(1,173,543)	297,939	$5,100,432
	Focused Large-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	2,334,674	$21,459,551	1,387,893	$24,272,655	145,777	$1,561,582	145,486	$2,418,141
Reinvested dividends	3,399,552	41,542,525	3,264,921	55,666,896	520,572	5,908,490	202,469	3,284,059
Shares redeemed(5)(6)	(6,269,358)	(61,268,507)	(22,640,453)	(407,962,439)	(649,428)	(7,011,243)	(800,826)	(13,404,105)
Net increase (decrease)	(535,132)	$1,733,569	(17,987,639)	$(328,022,888)	16,921	$458,829	(452,871)	$(7,701,905)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	453,869	$4,882,256	245,379	$4,137,449
Reinvested dividends	1,305,021	14,864,193	455,355	7,404,080
Shares redeemed(7)(8)	(1,935,793)	(21,278,785)	(1,313,203)	(22,024,688)
Net increase (decrease)	(176,903)	$(1,532,336)	(612,469)	$(10,483,159)

(1)  For the year ended October 31, 2008, includes automatic conversion of 261,672 shares of Class B shares in the amount of $3,395,427 to 235,463 shares of Class A shares in the amount of $3,395,427.

(2)  For the year ended October 31, 2007, includes automatic conversion of 166,935 shares of Class B shares in the amount of $2,830,339 to 153,624 shares of Class A in the amount of $2,830,339.

(3)  For the year ended October 31, 2008, includes automatic conversion of 2,805 shares of Class C shares in the amount of $34,068 to 2,514 shares of Class A shares in the amount of $34,068.

(4)  For the year ended October 31, 2007, includes automatic conversion of 4,409 shares of Class C shares in the amount of $74,198 to 4,040 shares of Class A in the amount of $74,198.

(5)  For the year ended October 31, 2008, includes automatic conversion of 37,328 shares of Class B shares in the amount of $439,484 to 34,779 shares of Class A shares in the amount of $439,484.

(6)  For the year ended October 31, 2007, includes automatic conversion of 278,826 shares of Class B shares in the amount of $4,622,029 to 265,494 shares of Class A in the amount of $4,622,029.

(7)  For the year ended October 31, 2008, includes automatic conversion of 3,869 shares of Class C shares in the amount of $52,871 to 3,639 shares of Class A shares in the amount of $52,871.

(8)  For the year ended October 31, 2007, includes automatic conversion of 48 shares of Class C shares in the amount of $803 to 46 shares of Class A in the amount of $803.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Value Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	2,112,574	$40,409,012	11,767,485	$302,232,901	343,376	$6,287,224	590,528	$13,869,822
Reinvested dividends	3,574,387	72,560,051	880,383	20,231,157	1,201,694	23,156,637	508,840	11,229,662
Shares redeemed(1)(2)	(10,988,206)	(169,350,792)	(6,921,885)	(174,830,968)	(2,508,210)	(43,085,695)	(2,296,695)	(54,428,917)
Net increase (decrease)	(5,301,245)	$(56,381,729)	5,725,983	$147,633,090	(963,140)	$(13,641,834)	(1,197,327)	$(29,329,433)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	883,964	$16,107,017	1,187,439	$28,179,302
Reinvested dividends	1,754,833	33,780,525	613,188	13,520,655
Shares redeemed(3)	(3,536,876)	(58,684,283)	(1,605,967)	(37,984,917)
Net increase (decrease)	(898,079)	$(8,796,741)	194,660	$3,715,040

	Focused Mid-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)	4,684,346	$43,959,353	5,427,960	$90,220,770	15,626	$182,145	58,075	$931,755
Reinvested dividends	308,134	4,902,410	197,049	2,918,299	5,659	89,068	2,550	37,648
Shares redeemed(4)(5)	(3,772,774)	(37,890,620)	(5,559,699)	(90,913,658)	(35,980)	(447,352)	(36,499)	(580,728)
Net increase (decrease)	1,219,706	$10,971,143	65,310	$2,225,411	(14,695)	$(176,139)	24,126	$388,675
	Class C				Class I
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	121,066	$1,736,125	381,292	$6,001,511	—	$—
Reinvested dividends	30,481	480,072	8,089	119,473	84	1,239
Shares redeemed	(234,978)	(3,046,547)	(121,349)	(1,895,913)	(2,106)	(35,848)
Net increase (decrease)	(83,431)	$(830,350)	268,032	$4,225,071	(2,022)	$(34,609)

(1)  For the year ended October 31, 2008, includes automatic conversion of 322,324 shares of Class B shares in the amount of $5,917,101 to 305,751 shares of Class A shares in the amount of $5,917,101.

(2)  For the year ended October 31, 2007, includes automatic conversion of 806,224 shares of Class B shares in the amount of $19,366,221 to 772,170 shares of Class A in the amount of $19,366,221.

(3)  For the year ended October 31, 2008, includes automatic conversion of 8,220 shares of Class C shares in the amount of $133,157 to 7,766 shares of Class A shares in the amount of $133,157.

(4)  For the year ended October 31, 2008, includes automatic conversion of 1,157 shares of Class B shares in the amount of $15,226 to 1,141 shares of Class A shares in the amount of $15,226.

(5)  For the year ended October 31, 2007, includes automatic conversion of 13,828 shares of Class B shares in the amount of $196,725 to 13,766 shares of Class A in the amount of $196,725.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Small-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	6,650,786	$74,917,635	1,202,583	$23,185,199	88,814	$1,279,333	82,576	$1,446,782
Reinvested dividends	859,264	14,865,265	818,610	15,545,417	195,535	3,040,570	190,923	3,314,420
Shares redeemed(1)(2)	(4,433,652)	(61,923,013)	(4,926,327)	(96,112,576)	(731,538)	(10,675,128)	(1,044,904)	(18,400,253)
Net increase (decrease)	3,076,398	$27,859,887	(2,905,134)	$(57,381,960)	(447,189)	$(6,355,225)	(771,405)	$(13,639,051)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	322,689	$4,707,991	209,651	$3,682,896
Reinvested dividends	381,374	5,949,428	359,260	6,258,306
Shares redeemed(3)(4)	(1,530,805)	(21,680,206)	(1,891,429)	(33,254,804)
Net increase (decrease)	(826,742)	$(11,022,787)	(1,322,518)	$(23,313,602)

	Focused Growth and Income Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	2,182,869	$35,827,808	16,887,511	$348,402,091	159,540	$2,449,751	715,957	$13,653,755
Reinvested dividends	2,678,213	49,091,650	337,785	6,678,007	417,705	7,109,341	118,967	2,221,113
Shares redeemed(5)(6) .	(10,618,011)	(149,371,391)	(7,602,456)	(159,308,339)	(1,144,119)	(16,871,963)	(1,225,821)	(23,621,277)
Net increase (decrease)	(5,756,929)	$(64,451,933)	9,622,840	$195,771,759	(566,874)	$(7,312,871)	(390,897)	$(7,746,409)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	441,482	$6,936,637	1,898,790	$36,210,735
Reinvested dividends	827,611	14,085,943	189,882	3,541,297
Shares redeemed(7)(8)	(2,692,016)	(38,999,496)	(1,203,481)	(23,298,006)
Net increase (decrease)	(1,422,923)	$(17,976,916)	885,191	$16,454,026

(1)  For the year ended October 31, 2008, includes automatic conversion of 69,007 shares of Class B shares in the amount of $1,074,425 to 62,120 shares of Class A shares in the amount of $1,074,425.

(2)  For the year ended October 31, 2007, includes automatic conversion of 269,600 shares of Class B shares in the amount of $4,671,299 to 247,472 shares of Class A in the amount of $4,671,299.

(3)  For the year ended October 31, 2008, includes automatic conversion of 6,941 shares of Class C shares in the amount of $104,117 to 6,233 shares of Class A shares in the amount of $104,117.

(4)  For the year ended October 31, 2007, includes automatic conversion of 2,007 shares of Class C shares in the amount of $33,639 to 1,849 shares of Class A in the amount of $33,639.

(5)  For the year ended October 31, 2008, includes automatic conversion of 141,105 shares of Class B shares in the amount of $2,225,701 to 131,122 shares of Class A shares in the amount of $2,225,701.

(6)  For the year ended October 31, 2007, includes automatic conversion of 647,316 shares of Class B shares in the amount of $11,868,868 to 612,398 shares of Class A in the amount of $11,868,868.

(7)  For the year ended October 31, 2008, includes automatic conversion of 3,590 shares of Class C shares in the amount of $48,449 to 3,301 shares of Class A shares in the amount of $48,449.

(8)  For the year ended October 31, 2007, includes automatic conversion of 4,773 shares of Class C shares in the amount of $84,914 to 4,515 shares of Class A in the amount of $84,914.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused International Equity Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,632,785	$21,687,205	2,789,621	$58,916,154	128,045	$2,122,215	235,491	$4,727,128
Reinvested dividends	2,339,333	43,581,761	1,880,203	36,889,589	152,897	2,735,331	124,603	2,377,428
Shares redeemed(1)(2)(5)(6)	(9,391,989)	(121,998,399)	(3,421,172)	(71,078,041)	(414,504)	(6,358,386)	(324,180)	(6,580,105)
Net increase (decrease)	(5,419,871)	$(56,729,433)	1,248,652	$24,727,702	(133,562)	$(1,500,840)	35,914	$524,451

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	304,647	$5,084,021	469,018	$9,314,666
Reinvested dividends	320,846	5,727,097	265,999	5,064,614
Shares redeemed(3)(4)(5)(6)	(1,027,051)	(15,252,233)	(608,444)	(12,251,607)
Net increase (decrease)	(401,558)	$(4,441,115)	126,573	$2,127,673

	Focused Technology Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(7)(8)(9)	1,994,313	$13,134,025	2,401,304	$16,671,964	112,021	$682,496	147,169	$958,668
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(7)(8)	(2,917,757)	(18,586,389)	(2,831,389)	(19,035,354)	(654,679)	(3,940,180)	(1,726,287)	(11,384,478)
Net increase (decrease)	(923,444)	$(5,452,364)	(430,085)	$(2,363,390)	(542,658)	$(3,257,684)	(1,579,118)	$(10,425,810)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	131,491	$837,317	323,417	$2,136,461
Reinvested dividends	—	—	—	—
Shares redeemed(9)	(838,573)	(5,075,529)	(1,179,732)	(7,648,160)
Net increase (decrease)	(707,082)	$(4,238,212)	(856,315)	$(5,511,699)

(1)  For the year ended October 31, 2008, includes automatic conversion of 20,163 shares of Class B shares in the amount of $319,608 to 19,330 shares of Class A shares in the amount of $319,608.

(2)  For the year ended October 31, 2007, includes automatic conversion of 75,517 shares of Class B shares in the amount of $1,505,293 to 73,539 shares of Class A in the amount of $1,505,293.

(3)  For the year ended October 31, 2008, includes automatic conversion of 8,648 shares of Class C shares in the amount of $134,135 to 8,267 shares of Class A shares in the amount of $134,135.

(4)  For the year ended October 31, 2007, includes automatic conversion of 115 shares of Class C shares in the amount of $2,333 to 111 shares of Class A in the amount of $2,333.

(5)  For the year ended October 31, 2008 net of redemption fees of $8,980, $567 and $1,297 for Class A, Class B and Class C shares, respectively.

(6)  For the year ended October 31, 2007 net of redemption fees of $16,258, $1,152 and $2,582 for Class A, Class B and Class C shares, respectively.

(7)  For the year ended October 31, 2008, includes automatic conversion of 171,759 shares of Class B shares in the amount of $1,073,151 to 163,647 shares of Class A shares in the amount of $1,073,151.

(8)  For the year ended October 31, 2007, includes automatic conversion of 878,846 shares of Class B shares in the amount of $5,185,935 to 845,741 shares of Class A in the amount of $5,185,935.

(9)  For the year ended October 31, 2008, includes automatic conversion of 8,821 shares of Class C shares in the amount of $53,541 to 8,380 shares of Class A shares in the amount of $53,541.

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2008		For the year ended October 31, 2007		For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	4,386,133	$34,472,092	952,428	$13,568,599	172,843	$1,895,953	238,119	$3,362,090
Reinvested dividends	926,425	10,347,006	435,099	5,875,989	503,764	5,624,220	258,899	3,475,817
Shares redeemed(1)(2)	(1,819,102)	(18,597,941)	(1,603,682)	(22,822,538)	(1,111,585)	(11,363,644)	(817,352)	(11,646,703)
Net increase (decrease)	3,493,456	$26,221,157	(216,155)	$(3,377,950)	(434,978)	$(3,843,471)	(320,334)	$(4,808,796)

	Class C
	For the year ended October 31, 2008		For the year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	530,941	$5,763,989	519,541	$7,262,702
Reinvested dividends	1,101,646	12,278,813	524,553	7,046,474
Shares redeemed(3)(4)	(2,106,069)	(21,337,407)	(1,271,770)	(18,125,830)
Net increase (decrease)	(473,482)	$(3,294,605)	(227,676)	$(3,816,654)

	Focused StarALPHA Portfolio
	Class A				Class C
	For the year ended		For the period May 3, 2007@ through		For the year ended		For the period May 3, 2007@ through
	October 31, 2008		October 31, 2007		October 31, 2008		October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,200,506	$24,941,987	12,908,907	$165,377,627	1,460,071	$17,484,893	837,197	$10,486,225
Reinvested dividends	4,787	61,746	—	—	—	—	—	—
Shares redeemed	(3,103,690)	(33,066,607)	(2,750,584)	(35,034,115)	(596,767)	(6,270,347)	(39,342)	(512,351)
Net increase (decrease)	(898,397)	$(8,062,874)	10,158,323	$130,343,512	863,304	$11,214,546	797,855	$9,973,874

(1)  For the year ended October 31, 2008, includes automatic conversion of 43,825 shares of Class B shares in the amount of $444,075 to 43,635 shares of Class A shares in the amount of $444,075.

(2)  For the year ended October 31, 2007, includes automatic conversion of 164,992 shares of Class B shares in the amount of $2,314,768 to 164,210 shares of Class A in the amount of $2,314,768.

(3)  For the year ended October 31, 2008, includes automatic conversion of 4,880 shares of Class C shares in the amount of $47,123 to 4,865 shares of Class A shares in the amount of $47,123.

(4)  For the year ended October 31, 2007, includes automatic conversion of 110 shares of Class C shares in the amount of $1,531 to 78 shares of Class A in the amount of $1,531.

@  Commencement of Operations

Note 9.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the disinterested Directors. The Retirement Plan provides generally that a disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expense line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statement of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2008
Focused Equity Strategy	$37,359	$12,406	$1,012
Focused Multi-Asset Strategy	46,884	17,909	1,157
Focused Balanced Strategy	30,141	9,021	860
Focused Fixed Income and Equity Strategy	4,575	1,180	138
Focused Fixed Income Strategy	1,795	473	56
Focused Large-Cap Growth	193,807	18,838	8,487
Focused Growth	64,497	11,158	3,118
Focused Mid-Cap Growth	3,143	1,819	—
Focused Small-Cap Growth	23,928	6,908	684
Focused Large-Cap Value	36,592	5,757	1,382
Focused Value	73,019	15,055	2,480
Focused Mid-Cap Value	3,420	1,779	—
Focused Small-Cap Value	35,531	5,802	1,351
Focused Growth and Income	44,648	11,161	1,536
Focused International Equity	20,114	7,599	500
Focused Technology	11,773	1,695	492
Focused Dividend Strategy	21,103	3,546	909
Focused StarALPHA	1,558	1,558	—

Note 10.  Lines of Credit

The SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank & Trust Co. ("State Street"), the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the $75 million committed line of credit which is included in the other expenses line on the Statement of Operations. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. During the year ending October 31, 2008, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Large-Cap Growth	108	$14,118	$1,086,484	4.30%
Focused Growth	65	14,518	2,017,733	4.36
Focused Mid-Cap Growth	21	505	321,964	2.63
Focused Small-Cap Growth	98	8,213	1,119,812	3.11

NOTES TO FINANCIAL STATEMENTS — October 31, 2008 — (continued)

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Large-Cap Value	107	$10,082	$961,155	4.79%
Focused Value	4	686	1,331,406	4.67
Focused Mid-Cap Value	102	2,349	256,469	4.03
Focused Small-Cap Value	58	1,893	259,037	5.00
Focused Growth and Income	48	1,831	534,973	2.45
Focused International Equity	106	3,218	420,316	2.81
Focused Technology	2	188	694,417	4.88
Focused Dividend Strategy	71	12,279	1,564,387	3.35
Focused StarALPHA	4	39	140,556	2.36

At October 31, 2008, the Focused Small-Cap Growth Portfolio and Large-Cap Value Portfolio had $104,415 and $5,875,384, respectively, in borrowings outstanding at an interest rate of 0.75%.

Note 11.  Interfund Lending Agreement

Pursuant to exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other and other investment companies advised by SunAmerica or an affiliate for temporary or emergency purposes. An interfund loan will be made under this facility only if the lines of credit are not available and the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2008, none of the Portfolios participated in the program.

Note 12.  Investment Concentration

All Portfolios, except Focused Dividend Strategy Portfolio, may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investment, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primarily risks of the Focused International Equity Portfolio. At October 31, 2008, the Focused International Equity Portfolio had approximately 22% and 15% of its net assets invested in equity securities of companies domiciled in Switzerland and the United Kingdom, respectively.

Note 13  Subsequent Event

At a special meeting of shareholders held on December 16, 2008, shareholders of Focused International Equity Portfolios approved an Agreement and Plan of Reorganization pursuant to which the Focused International Portfolio will transfer all of its assets to the SunAmerica International Equity Fund (the "International Equity Fund"), a series of SunAmerica Equity Funds, in exchange solely for the assumption of the Focused International Portfolio's liabilities by the International Equity Fund and for Class A, Class B and Class C shares of the International Equity Fund, which shares will be distributed by the Focused International Portfolio to the holders of its shares in complete liquidation thereof. The transaction is expected to close in January 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eighteen funds constituting SunAmerica Focused Series Inc., (hereafter referred to as the "Fund") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
December 22, 2008

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited)

On June 30, 2008, the Board of the Fund approved changes to provide for portfolio management of the Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Small-Cap Growth Portfolio by a single manager in lieu of a multi-manager strategy, effective August 4, 2008. On July 21, 2008, the Board approved changes to provide portfolio management of the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio and Focused Growth and Income Portfolio by a single manager in lieu of a multi-manager strategy, effective August 22, 2008. SunAmerica remains the investment adviser of all of the Portfolios and, with respect to the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio and Focused Small-Cap Value Portfolio, SunAmerica assumed portfolio management responsibilities for the entire Portfolio.

In connection with the change to a single manager, at the July 21, 2008 meeting, the Board, including the Disinterested Directors, approved a new Subadvisory Agreement between SunAmerica and BlackRock with respect to the Focused Growth and Income Portfolio (the "New BlackRock Subadvisory Agreement") and effective August 22, 2008, BlackRock assumed portfolio management responsibilities for the entire Portfolio. At the same meeting, the Board, including the Disinterested Directors, approved a new Subadvisory Agreement between SunAmerica and Kinetics with respect to the Focused Value Portfolio (the "New Kinetics Subadvisory Agreement," and together with the New BlackRock Subadvisory Agreement, the "New Subadvisory Agreements") and effective August 22, 2008, Kinetics assumed portfolio management responsibilities for the entire Portfolio. The New Subadvisory Agreements have an initial term ending August 31, 2009.

At a meeting held on August 26, 2008, the Board, including the Disinterested Directors of the Fund, approved the continuation of the Agreement between the Fund and SunAmerica for a one-year period ending August 31, 2009. At this same meeting, the Board also approved the continuation of the Subadvisory Agreements between SunAmerica and BAMCO, Inc. ("BAMCO"), BlackRock Investment Management, Inc. ("BlackRock"), Harris Associates, L.P. ("Harris"), Henderson Global Investors ("Henderson"), Janus Capital Management LLC ("Janus"), Kinetics Asset Management Corp. ("Kinetics"), Munder Capital Management, LLC ("Munder") and Thornburg Investment Management, Inc ("Thornburg").1 The following is a list of each Portfolio's respective Subadviser(s) for which the Board approved the renewal of a Subadvisory Agreement.

Portfolio	Subadviser
Focused Growth Portfolio	Janus

Focused Mid-Cap Growth Portfolio	Munder

Focused Small-Cap Growth Portfolio	BAMCO

Focused Mid-Cap Value Portfolio	Delafield Asset Management ("Delafield"), a division of Reich & Tang

Focused International Equity Portfolio	Harris Henderson

Focused StarALPHA Portfolio	BlackRock Janus Kinetics Thornburg

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and

1A Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC ("Marsico"), with respect to Focused StarALPHA Portfolio, was previously approved by the Board for an initial two-year term at a meeting held on August 27, 2007 and therefore, was not subject to renewal at the August 26, 2008 meeting.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Subadvisory Agreements and whether to approve the New Subadvisory Agreements. These materials included (a) a summary of the services provided by SunAmerica and its affiliates to the Portfolios; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Portfolio fees and expenses, and the investment performance of the Portfolios as compared with a peer group of funds; (c) information on the profitability of SunAmerica, subadvisers and their affiliates and a discussion of any indirect benefits; (d) a report on economies of scale; (e) a discussion on general compliance policies and procedures; (f) a summary of brokerage and soft dollar practices; (g) a discussion of the key personnel of SunAmerica, subadvisers and their affiliates; and (h) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and the subadvisers serve as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements and whether to approve the New Subadvisory Agreements, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, accounting, legal, compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2008, SunAmerica managed, advised an/or administered approximately $49.7 billion in assets. The Board also considered SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio, or portion thereof, that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Portfolios and concluded, based on their experience with each Subadviser, that: (i) each Subadviser is able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) each Subadviser had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Prospectus. The Board also considered each Subadviser's code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as Subadvisers to the Portfolios. The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

With respect to the approval of the New Subadvisory Agreements at the July 21, 2008 meeting, the Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by BlackRock, with respect to the Focused Growth and Income Portfolio, and Kinetics, with respect to the Focused Value Portfolio, which they noted would be substantially similar to the services that each Subadviser has provided to certain other Portfolios, including investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio, subject to the oversight and review of SunAmerica. In addition, the Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing portfolio management services to each Portfolio. The Board concluded, based on the materials provided and their prior experience with each Subadviser as a subadviser to certain other Portfolios, that: (i) each Subadviser was able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities as a Subadviser; and (iii) each Subadviser was responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Prospectus. The Board also considered each Subadviser's code of ethics, compliance and regulatory history. The Board concluded that the nature and extent of services to be provided by each Subadviser under the new Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper, Inc. ("Lipper") and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Universes. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

In preparation for the August 26, 2008 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Portfolio's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended May 31, 2008. The Board noted that it was provided with a supplemental Lipper performance report for the periods ended June 30, 2008. The Board also received a report prepared by SunAmerica that detailed the Portfolios' performance for the three- and six-month periods ended June 30, 2008.

With respect to the Focused Balanced Strategy Portfolio, the Board considered that while the Portfolio ranked in the fourth quintile of its Peer Group for the three-year period, the Portfolio ranked in the first quintile for the one-year period and ranked second out of three funds for the five-year period and the period since inception.2 The Board further noted that the Portfolio ranked in the third quintile of its larger Peer Universe for the five-year and since inception periods.

With respect to the Focused Equity Strategy Portfolio, the Board noted that the Portfolio ranked in the fourth and second quintiles of its Peer Group for the three- and one-year periods, respectively, and ranked first out of two funds for the five-year and since inception periods. The Board noted, however, that the one- and three-year performance declined relative to the Peer Group through June 30, 2008. The Board further noted that the Portfolio ranked in the third quintile of its larger Peer Universe since inception and ranked in the fourth quintile for the five-year period.

With respect to the Focused Fixed Income and Equity Strategy Portfolio, the Board considered that Portfolio ranked third and second of out five funds in its Peer Group for the one- and three-year periods, respectively, and first out of two funds for the five-year and since inception periods. The Board further noted that the Portfolio ranked in the third quintile of its larger Peer Universe for all periods.

With respect to the Focused Fixed Income Strategy Portfolio, the Board considered that the Portfolio ranked second out of four funds in the Peer Group for all periods. The Board further noted that the Portfolio ranked in the third quintile of its larger Peer Universe over the one-year and since inception periods, in the first quintile over the three-year period and in the second quintile over the five-year period.

With respect to the Focused Multi-Asset Strategy Portfolio, the Board considered that the Portfolio ranked in the first and third quintiles of its Peer Group for the one- and three-year periods and ranked first out of two funds for the five-year and since inception periods. The Board further noted that the Portfolio ranked in the second quintile of its larger Peer Universe for the five-year period and ranked in the first quintile since inception. The Board noted, however, that one-year performance declined somewhat relative to the Peer Group through June 30, 2008.

With respect to the Focused Large-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the second, fourth and third quintiles of its Peer Group for the one-, three- and five-year periods, respectively, and ranked in the second quintile since inception. The Board also noted that one-year performance improved relative to the Peer Group through June 30, 2008. The Board further noted that SunAmerica had assumed portfolio management responsibilities for the entire Portfolio, effective August 22, 2008, and considered that another mutual fund managed by SunAmerica with a similar investment strategy had performed favorably against its Lipper peer group and provided strong risk adjusted returns against its benchmark during the tenure of the current portfolio manager, who would also be managing the Portfolio.

With respect to the Focused Large-Cap Value Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Group for the five-year period, ranked in the second and first quintiles for the one- and three-year periods, respectively, and ranked first out of two funds in the Peer Group over the ten-year period. The Board also considered that the Portfolio ranked in the third quintile of its larger Peer Universe over the ten-year period. The Board further noted that effective August 22, 2008, SunAmerica had assumed portfolio management responsibilities

2During certain time periods, there were not a sufficient number of funds in a Peer Group to rank performance of a Portfolio within quintiles. In these instances, performance of the Portfolio was ranked relative to the number of funds within the Peer Group.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

for the entire Portfolio and that SunAmerica had performed competitively against the Lipper peer group with respect to the portion of the Portfolio's assets for which it had previously retained portfolio management responsibilities. The Board also considered that another mutual fund managed by SunAmerica with a similar investment strategy had performed favorably against its Lipper peer group and provided strong risk adjusted returns against its benchmark during the tenure of the current portfolio manager, who would also be managing the Portfolio.

With respect to the Focused Growth Portfolio, the Board considered that the Portfolio ranked in the third and fourth quintiles of its Peer Group for the one- and three-year periods, respectively, and ranked in the second and first quintiles for the five- and ten-year periods, respectively. The Board also noted that three-year performance improved relative to the Peer Group through June 30, 2008. Additionally, the Board noted that, effective August 4, 2008 Janus had assumed portfolio management responsibilities for the entire Portfolio and that Janus had significantly outperformed the applicable Lipper peer group and Morningstar category average as well as the benchmark with respect to the portion of the Portfolio's assets for which it retained portfolio management responsibilities.

With respect to the Focused Value Portfolio, the Board considered that the Portfolio ranked in the first quintile of its Peer Group for the one- and three-year periods, in the second quintile for the five-year period and first out of three funds since inception. The Board further noted that the Portfolio ranked in the first quintile of its larger Peer Universe since inception. The Board also noted that three-year performance declined somewhat relative to the Peer Group through June 30, 2008. Additionally, the Board noted that, effective August 22, 2008, Kinetics assumed portfolio management responsibilities for the entire Portfolio, replacing the three existing managers. In considering Kinetics' anticipated performance with respect to the Portfolio at the July 21, 2008 meeting, the Board noted that Kinetics's flexible investment approach should be well suited to the Portfolio's broad capitalization mandate. The Board also considered Kinetics's favorable performance in managing a portion of the Focused Mid-Cap Value Portfolio, noting that Kinetics would employ a similar investment mandate in managing this Portfolio, although it acknowledged that past performance is no guarantee of future results.

With respect to the Focused Mid-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Group for the one- and two-year periods and ranked in the second quintile since inception. The Board also noted that one-year performance declined somewhat relative to the Peer Group through June 30, 2008. However, the Board also noted that (i) the Portfolio ranked in the second quartile of its Morningstar category over the three-month and one-year periods ended June 30, 2008 and (ii) the Portfolio's Subadviser had outperformed the Morningstar category average and benchmark over the one- and three-year periods. The Board further noted that, effective August 4, 2008, Munder had assumed portfolio management responsibilities for the entire Portfolio and that Munder had outperformed the applicable Lipper peer group and Morningstar category average as well as the benchmark with respect to the portion of the Portfolio's assets for which it had previously retained portfolio management responsibilities.

With respect to Focused Mid-Cap Value Portfolio, the Board considered that the Portfolio ranked in the third quintile for the one-year and since inception periods and in the second quintile for the two-year period. The Board also noted that one-and two-year performance declined somewhat relative to the Peer Group through June 30, 2008. The Board also considered that, effective August 22, 2008, Delafield had assumed portfolio management responsibilities for the entire Portfolio and that Delafield ranked in the first quartile of the Portfolio's Morningstar category for the three-month period ended June 30, 2008 with respect to the portion of the Portfolio's assets for which it had previously retained portfolio management responsibilities. The Board further noted Delafield's favorable long-term performance as a Subadviser to the Portfolio and within the asset class generally.

With respect to Focused Small-Cap Growth Portfolio, the Board considered that the Portfolio had ranked first out of five funds in its Peer Group for the one-, three- and five-year periods, and first out of three funds for the ten-year period. The Board also considered that the Portfolio ranked in the first quintile of its larger Peer Universe for the one-,

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

five- and ten-year periods and in the second quintile for the three-year period. The Board further noted that one-, three- and ten-year performance declined somewhat relative to the Peer Group through June 30, 2008. The Board further considered that, effective August 4, 2008, Baron had assumed portfolio management responsibilities for the entire Portfolio and that Baron had achieved favorable performance results as a Subadviser to the Portfolio. In particular, the Board considered that Baron ranked in the first quartile of the Portfolio's Morningstar category for the three-month period ended June 30, 2008 and had significantly outperformed the applicable Lipper peer group and Morningstar category average as well as the benchmark with respect to the portion of the Portfolio's assets for which it had previously retained portfolio management responsibilities.

With respect to Focused Small-Cap Value Portfolio, the Board considered that the Portfolio ranked first out of three funds in its Peer Group for the one-year period, second out of three funds for the three- and five-year periods and first out of two funds for the ten-year period. The Board also considered that the Portfolio ranked in the first quintile of its larger Peer Universe for the one-year period, in the second quintile for the ten-year period and in the third quintile for the three- and five-year periods. The Board also noted that five-year performance improved relative to the Peer Group through June 30, 2008. Additionally, the Board noted that, effective August 22, 2008, SunAmerica had assumed portfolio management responsibilities for the entire Portfolio and that SunAmerica ranked in the first quartile of the Portfolio's Morningstar category for three-month period ended June 30, 2008 and had outperformed the applicable Lipper peer group and Morningstar category average as well as the benchmark with respect to the portion of the Portfolio's assets for which it had previously retained portfolio management responsibilities.

With respect to the Focused Growth and Income Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its Peer Group for the one-year period, ranked in the fourth quintile for the three-year period, ranked in the third quintile for the five-year period and ranked in the second quintile over the ten-year period. The Board also noted that five-year performance declined somewhat relative to the Peer Group through June 30, 2008. The Board also noted that BlackRock had assumed portfolio management responsibilities for the entire Portfolio, effective August 22, 2008. In considering BlackRock's anticipated performance with respect to the Focused Growth and Income Portfolio at the July 21, 2008 meeting, the Board reviewed BlackRock's blended performance in managing a portion of two other Portfolios that, taken together, best reflected the approach BlackRock would use when managing this Portfolio, although it acknowledged that past performance was no guarantee of future results.

With respect to the Focused International Equity Portfolio the Board considered that the Portfolio ranked in the fourth quintile of its larger Peer Universe for the one-, three- and five-year periods, but that it ranked in the first quintile since inception. The Board also noted that the Portfolio ranked first out of two funds in its Peer Group for all applicable periods through June 30, 2008. Additionally, the Board considered that performance had improved recently, noting that Henderson and Harris (as well as the Portfolio overall) had ranked in the first quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2008, while Marsico had ranked in the fourth quartile during the same period. Nonetheless, the Board noted that it was concerned with the Portfolio's performance and that each Subadviser had been underperforming on the whole.3

With respect to the Focused Technology Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Group for the one- and five-year periods and in the fourth quintile for the three-year and since inception periods. The Board also considered that three- and five-year performance declined slightly relative to the Peer Group through June 30, 2008. The Board also noted that, effective February 1, 2008, SunAmerica assumed portfolio management responsibilities for the entire Portfolio.

3At the August 26, 2008, the Board also approved an Agreement and Plan of Reorganization pursuant to which the Focused International Portfolio would transfer all of its assets to the SunAmerica International Equity Fund (the "International Equity Fund"), in exchange solely for the assumption of the Focused International Portfolio's liabilities by the International Equity Fund and Class A, Class B and Class C shares of the International Equity Fund. This transaction is subject to the approval of the Focused International Equity Portfolio's shareholders and was approved at a special shareholder meeting that was held on December 16, 2008. Please see Note 13 to the Financial Statements contained in this annual report for additional information.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

With respect to the Focused Dividend Strategy Portfolio, the Board considered that the Portfolio ranked in the third quintile in its Peer Group for the one- and three- periods and ranked in the fourth quintile for the five-year period. The Board also noted that the Portfolio ranked in the fourth quintile of its larger Peer Universe for the ten-year period. The Board also considered that Lipper's multi-cap core category (funds investing in a variety of market capitalization ranges) was of limited use given the Portfolio's distinctive "buy and hold" strategy pursuant to which it invests in up to thirty high dividend yielding common stocks).

With respect to the Focused StarALPHA Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its Peer Group for the one-year period. While the Board noted that this performance does not meet the Board's expectations, they also noted that the Portfolio had commenced operations in May 2007 and that it would like to see improved performance and that they would continue to monitor this Portfolio.

In considering SunAmerica's performance as investment adviser, the Board was provided with information regarding staffing levels of the Investments Department and SunAmerica's processes for overseeing the Subadvisers. The Board noted that SunAmerica had made significant enhancements to the Investments Department over the past few years in an effort to improve fund performance, including the hiring of additional analysts.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Portfolios, except Focused Large-Cap Growth Portfolio. The Board compared each Portfolio's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board further considered that, effective August 22, 2008 and in connection with portfolio management responsibilities reverting back to SunAmerica, the management fee payable to SunAmerica with respect to the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio and Focused Small-Cap Value Portfolio was decreased from an annual rate of 0.85%, 1.00% and 1.00% of average daily net assets, respectively, to an annual rate of 0.75% of average daily net assets with respect to each Portfolio and that SunAmerica had agreed to voluntarily waive 0.03% and 0.05% of its management fee with respect to the Focused Value Portfolio and Focused Mid-Cap Value Portfolio, respectively. The Board also reviewed the advisory fees received by SunAmerica with respect to certain other mutual funds and accounts with similar investment strategies to the Portfolios, to the extent applicable. The Board noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group/Universe information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained, including with respect to any subadviser changes that took place at the June 30, 2008 and July 21, 2008 Board meetings. The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio or Portfolios for which they serve as Subadviser, to the extent applicable. The Board noted that the subadvisory fees paid by SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and its affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Portfolios to date.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Portfolios with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that, with the exception of the Focused Large-Cap Growth Portfolio and the Focused Strategy Portfolios,

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Portfolios because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the Portfolio, or portions thereof, they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that they receive reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and certain of the Subadvisers derive (or potentially would derive) from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved (i) the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2009, and (ii) the New Subadvisory Agreements, each for an initial term ending August 31, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement , Subadvisory Agreements and New Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2008 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors

Jeffrey S. Burum DOB: February 27, 1963	Director	2004-	present	Founder and Chairman of National Community Renaissance (1993 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to present).	39	None

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001-	present	Retired.	88	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001-	present	Retired.	89	Director, Boston Options Exchange (2001-present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986-	present	Attorney, solo practitioner.	49	Director, North European Oil Royal Trust.

Stephen J. Gutman DOB: May 10, 1943	Director	1986-	present	Senior Associate, Corcoran Group (Real Estate) (2003 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (Licensing of menswear specialty retailing and other activities) (1988 to present)	49	None

William J. Shea DOB: February 9, 1948	Director	2004-	present	Managing Partner, DLB Capital, LLC (Private Equity) (2006-present) President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001)	49	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to present); Director, Boston Private Financial Holdings (2004 to present).

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2008 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Interested Director

Peter A. Harbeck(3) DOB: January 23, 1954	Director	1995-	present	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. ("SACS") (1993 to present) Chairmen, AIG Advisor Group, Inc. (2004 to present)	97	None

Officers

John T. Genoy** DOB: November 8, 1968	President	2007-	present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002-	present	Senior Vice President, SunAmerica (2004 to Present); Vice President, SunAmerica (1997 to 2004).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-	present	Senior Vice President and General Counsel, SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC. (2002-2004).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006-	present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006).	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	August 2008 to Present		Chief Investment Officer, SunAmerica (2005 to present).	N/A	N/A

Cynthia A. Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2002-	present	Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2003 to 2007).	N/A	N/A

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2008 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-	present	Vice President and Deputy General Counsel, SunAmerica (2005 to present); Vice President and Senior Counsel, SunAmerica (2001 to 2005)	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002-	present	Vice President, SunAmerica (2001 to present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006-	present	Chief Compliance Officer, SunAmerica (2006 to present); Vice President, Credit Suisse Asset Management (2001 to 2006); Chief Compliance Officer, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

**  On December 10, 2007, John T. Genoy was elected President and Chief Executive Officer of the Fund.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (18 portfolios), the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), AIG Retirement Company I (33 portfolios), AIG Retirement Company II (15 funds), Seasons Series Trust (24 portfolios), AIG Series Trust (3 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available; without charge by calling (800) 858-8850.

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2008. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in January 2009.

Portfolio	Net Long-Term Capital Gains
Focused Equity Strategy	$106,299,686
Focused Multi-Asset Strategy	138,084,800
Focused Balanced Strategy	53,045,628
Focused Fixed Income and Equity Strategy	3,556,099
Focused Fixed Income Strategy	806,786
Focused Large-Cap Growth	—
Focused Growth	8,986,909
Focused Mid-Cap Growth	7,197,303
Focused Small-Cap Growth	55,574,180
Focused Large-Cap Value	46,705,371
Focused Value	119,057,486
Focused Mid-Cap Value	4,575,035
Focused Small-Cap Value	6,738,204
Focused Growth and Income	51,370,060
Focused International Equity	43,454,959
Focused Technology	—
Focused Dividend Strategy	27,741,499
Focused StarALPHA	—

For the year ended October 31, 2008, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Equity Strategy	23.25%
Focused Multi-Asset Strategy	14.06
Focused Balanced Strategy	11.86
Focused Fixed Income and Equity Strategy	2.76
Focused Fixed Income Strategy	0.69
Focused Large-Cap Growth	—
Focused Growth	7.20
Focused Mid-Cap Growth	4.68
Focused Small-Cap Growth	—
Focused Large-Cap Value	25.34
Focused Value	44.79
Focused Mid-Cap Value	82.21
Focused Small-Cap Value	14.69
Focused Growth and Income	16.59
Focused International Equity	—
Focused Technology	—
Focused Dividend Strategy	79.64
Focused StarALPHA	—

The Focused International Equity Portfolio intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2008 was $612,771. The gross foreign source income for the information reporting is $5,969,378.

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited) (continued)

For the year ended October 31, 2008, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Equity Strategy	$20,503,545
Focused Multi-Asset Strategy	29,134,458
Focused Balanced Strategy	17,645,833
Focused Fixed Income and Equity Strategy	2,108,680
Focused Fixed Income Strategy	933,094
Focused Large-Cap Growth	—
Focused Growth	10,696,933
Focused Mid-Cap Growth	8,268,237
Focused Small-Cap Growth	—
Focused Large-Cap Value	21,352,635
Focused Value	24,094,895
Focused Mid-Cap Value	1,103,611
Focused Small-Cap Value	19,054,690
Focused Growth and Income	26,075,777
Focused International Equity	11,133,600
Focused Technology	—
Focused Dividend Strategy	10,477,233
Focused StarALPHA	—

SunAmerica Focused Portfolios

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

The following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that the "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Equity Strategy Portfolio Class C returned (45.95)% (before maximum sales charge) for the 12 months ended October 31, 2008. This underperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which returned (36.60)% for the same period. The Portfolio also underperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which returned (38.35)% over the same period.*

The Portfolio was affected, as were all equity mutual funds, during the annual period by the material economic slowdown and significant broad equity market decline. The Portfolio's performance was also impacted by the results from its underlying investments in the underlying SunAmerica Funds. Even with all that, the Portfolio continued to provide the building blocks of a complete equity allocation, diversification of management, research styles and risk/return parameters as well as attention to style drift and stock overlap.

Below, Timothy Pettee, portfolio manager at SunAmerica, discusses the Portfolio's performance over the annual period. Timothy Pettee replaced Steve Schoepke as portfolio manager of Focused Equity Strategy Portfolio effective September 22, 2008.

Equity markets were characterized by negativity throughout the 12 months ended October 31, 2008. Investor concerns were fostered by rising unemployment and a slowing housing market as well as by continued and, in some cases, escalating financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was weakening and moving into a recession. Global financial institutions cut back lending as other major financial institutions either went bankrupt or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear.

Focused Equity Strategy Portfolio was severely impacted by the extreme volatility and dramatic decline in the equity markets, as investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries. The Portfolio's position in its underlying value equity mutual fund was a detractor from annual performance. Although value stocks outperformed their growth counterparts during the annual period, the overweight in financials' underlying value mutual fund hindered relative performance. Another detractor from the Focused Equity Strategy Portfolio's return was the allocation to its international equity mutual fund. International equity markets, as measured by the MSCI EAFE Index, underperformed U.S. equity markets, as measured by the Russell 3000 Index. During the latter part of the fourth quarter, the Portfolio was restructured to add more asset class diversity. The Portfolio increased its underlying mutual fund holdings from four to eleven, which included two income-generating funds—SunAmerica Focused Dividend Strategy Portfolio and SunAmerica U.S. Government Securities Fund.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Equity Strategy Portfolio Class C shares would be valued at $10,492. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $12,536.

	Class A		Class B		Class C††		Class I
Focused Equity Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(48.78)%	(45.66)%	(47.67)%	(45.97)%	(46.37)%	(45.95)%	(45.59)%	(45.59)%
5 year return	(4.26)%	(14.67)%	(4.00)%	(17.34)%	(3.71)%	(17.21)%	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	0.45%	8.98%	0.68%	4.82%	0.81%	4.92%	(4.83)%	(20.72)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Equity Strategy Portfolio Class C returned (46.37)% compared to (36.60)% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Multi-Asset Strategy Portfolio Class C returned (35.98)% (before maximum sales charge) for the 12 months ended October 31, 2008. This outperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which returned (36.60)% for the same period. The Portfolio underperformed the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which returned (30.82)% over the same period.*

The Portfolio continued to provide the opportunity to hold a broad range of 10 asset classes in a straight-forward, disciplined way to help reduce investment volatility and smooth out portfolio returns from year to year. Of course, the Portfolio was affected during the annual period by the material economic slowdown and the significant broad economic and market trends and by mixed results from its underlying investments in the underlying SunAmerica Funds.

Below, Timothy Pettee, portfolio manager at SunAmerica, discusses the Portfolio's performance over the annual period. Timothy Pettee replaced Steve Schoepke as portfolio manager of Focused Multi-Asset Strategy Portfolio effective September 22, 2008.

Equity markets were characterized by negativity throughout the 12 months ended October 31, 2008. Investor concerns were fostered by rising unemployment and a slowing housing market as well as by continued and, in some cases, escalating financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was weakening and moving into a recession. Global financial institutions cut back lending as other major financial institutions either went bankrupt or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

The fixed income market, in turn, benefited from investors flight to quality, as investors sold equities and non-Treasury fixed income assets, with the exception of mortgage-backed securities, for the relative safety of U.S. government securities. The 10-year U.S. Treasury ended the annual period on October 31, 2008 yielding 3.95%, down from 4.47% a year earlier. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, gained 0.30% for the 12 months ended October 31, 2008, and U.S. Treasuries, as measured by the Lehman U.S. Government Long Index†, advanced a strong 4.56%.

Focused Multi-Asset Strategy Portfolio outperformed its all-equity benchmark index, the Russell 3000 Index, because of its exposure to the fixed income market, which, as mentioned, significantly outpaced the equity market during the annual period. The Portfolio's allocation to Ginnie Mae (GNMA) bonds, via its underlying investment in SunAmerica GNMA Fund, particularly helped. At the same time, the Portfolio's mandated allocation to domestic equity securities limited the Portfolio's relative upside potential, especially with respect to its fixed income positions. It is important to note that the Portfolio's target allocations and underlying mutual fund selections are set by its prospectus. Further, all underlying equity mutual funds lost ground during the annual period. In addition, toward the end of the period the Portfolio increased its allocation in foreign equity securities and added a position in a new underlying mutual fund, SunAmerica International Small-Cap Fund. This position increased the Portfolio's underlying foreign equity exposure, which provides the Focused Multi-Asset Strategy Portfolio with the flexibility to cover a broader range of foreign equity market caps. While this was certainly a disappointing period, it is important to remember that the Focused Multi-Asset Strategy Portfolio, through its prospectus-set target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

†  Effective November 14, 2008 the Lehman Brothers U.S. Aggregate Bond Index is named Barclays Capital U.S. Aggregate Bond Index, and the Lehman U.S. Government Long Index is named Barclays Capital U.S. Government Long Index.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class C shares would be valued at $11,657. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $12,536.

	Class A		Class B		Class C††
Focused Multi-Asset Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(39.27)%	(35.56)%	(38.01)%	(35.95)%	(36.50)%	(35.98)%
5 year return	(1.12)%	0.27%	(0.88)%	(2.90)%	(0.59)%	(2.92)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.25%	21.15%	2.47%	16.58%	2.60%	16.57%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Multi-Asset Strategy Portfolio Class C returned (36.50)% compared to (36.60)% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Balanced Strategy Portfolio Class C returned (30.85)% (before maximum sales charge) for the 12 months ended October 31, 2008. This significantly outperformed the Portfolio's benchmark, the Russell 3000 Index, which returned (36.60)% for the same period. The Portfolio closely tracked the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which returned (30.82)% over the same period.*

The Portfolio was affected during the annual period by broad economic and market trends and by mixed results from its investments in the underlying SunAmerica Funds. Even with all that, it continued to provide diversification of management research styles and risk/return parameters as well as attention to style drift.

Below, Timothy Pettee, portfolio manager at SunAmerica, discusses the Portfolio's performance over the annual period. Timothy Pettee replaced Steve Schoepke as portfolio manager of Focused Balanced Strategy Portfolio effective September 22, 2008.

Equity markets were characterized by negativity throughout the 12 months ended October 31, 2008. Investor concerns were fostered by rising unemployment and a slowing housing market as well as by continued and, in some cases, escalating financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was weakening and moving into a recession. Global financial institutions cut back lending as other major financial institutions either went bankrupt or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

The fixed income market, in turn, benefited from investors flight to quality, as investors sold equities and non-Treasury fixed income assets, with the exception of mortgage-backed securities, for the relative safety of U.S. government securities. The 10-year U.S. Treasury ended the annual period on October 31, 2008 yielding 3.95%, down from 4.47% a year earlier. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, gained 0.30% for the 12 months ended October 31, 2008, and U.S. Treasuries, as measured by the Lehman U.S. Government Long Index†, advanced a strong 4.56%.

Focused Balanced Strategy Portfolio outperformed its all-equity benchmark index, the Russell 3000 Index, because of its exposure to the fixed income market, which, as mentioned, significantly outpaced the equity market during the annual period. The Portfolio's allocation to Ginnie Mae (GNMA) bonds, via its underlying investments in the SunAmerica GNMA Fund, particularly helped. Conversely, all underlying equity mutual funds lost ground during the annual period. The Portfolio was restructured during the annual period to add more asset class diversity. This restructuring, which included large cash movements, may have affected relative returns. While this was certainly a disappointing period, it is important to remember that the Focused Balanced Strategy Portfolio, through its prospectus-set target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

†  Effective November 14, 2008 the Lehman Brothers U.S. Aggregate Bond Index is named Barclays Capital U.S. Aggregate Bond Index, and the Lehman U.S. Government Long Index is named Barclays Capital U.S. Government Long Index.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Balanced Strategy Portfolio Class C shares would be valued at $11,456. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $12,536.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(34.43)%	(30.44)%	(33.22)%	(30.91)%	(31.43)%	(30.85)%	(30.36)%	(30.36)%
5 year return	(1.32)%	(0.73)%	(1.07)%	(3.85)%	(0.77)%	(3.78)%	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	1.92%	18.88%	2.15%	14.40%	2.30%	14.56%	(1.37)%	(6.25)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Balanced Strategy Portfolio Class C returned (31.43)% compared to (36.60)% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Fixed Income and Equity Strategy Portfolio Class C returned (21.85)% (before maximum sales charge) for the 12 months ended October 31, 2008. This underperformed the Portfolio's benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which gained 0.30% for the same period. The Portfolio lagged the Lipper Mixed-Asset Target Allocation Conservative Funds category, representing its peer group, which returned (18.98)% over the same period.*

The Portfolio was materially affected during the annual period by broad economic and market trends and by mixed results from its investments in the underlying SunAmerica Funds. Still, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, Timothy Pettee, portfolio manager at SunAmerica, discusses the Portfolio's performance over the annual period. Timothy Pettee replaced Steve Schoepke as portfolio manager of Focused Fixed Income and Equity Strategy Portfolio effective September 22, 2008.

Equity markets were characterized by negativity throughout the 12 months ended October 31, 2008. Investor concerns were fostered by rising unemployment and a slowing housing market as well as by continued and, in some cases, escalating financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was weakening and moving into a recession. Global financial institutions cut back lending as other major financial institutions either went bankrupt or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

The fixed income market, in turn, benefited from investors flight to quality, as investors sold equities and non-Treasury fixed income assets, with the exception of mortgage-backed securities, for the relative safety of U.S. government securities. The 10-year U.S. Treasury ended the annual period on October 31, 2008 yielding 3.95%, down from 4.47% a year earlier. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, gained 0.30% for the 12 months ended October 31, 2008, and U.S. Treasuries, as measured by the Lehman U.S. Government Long Index†, advanced a strong 4.56%.

Focused Fixed Income and Equity Strategy Portfolio was hurt in relative terms from having an equity exposure. The Portfolio uses a pure fixed income benchmark, and stocks significantly underperformed fixed income securities during the annual period. The Portfolio has a U.S. equity allocation range of 15-50% and a non-U.S. stock range of 0-10%. The Portfolio's allocation to U.S. large-cap stocks, especially value-oriented stocks, via underlying mutual fund investments detracted, as equity markets dramatically declined during the period. Its allocation to international equities hurt as well, as investors sold what they believed to be risky assets in favor of the relative safety of U.S. Treasuries. Indeed, international equity markets, as measured by the MSCI EAFE Index, materially underperformed U.S. equity markets, as measured by the Russell 3000 Index. Within its underlying fixed income mutual fund investments, the Portfolio's allocation to U.S. government bonds and Ginnie Mae (GNMA) bonds, via its underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund, respectively, helped. However, its allocation to high yield corporate bonds via SunAmerica High Yield Bond Fund, hurt, as risk aversion heightened and

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

investors favored higher quality bonds. Also during the 12-month period, underlying mutual funds SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and Focused StarALPHA Portfolio underperformed their respective benchmark indices. The Portfolio was restructured during the annual period, selling out of its investments in underlying funds SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and SunAmerica Focused International Equity Portfolio, which each emphasize what are considered relatively higher risk asset classes. We redeployed the proceeds into the SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund and Focused StarALPHA Portfolio. While this was certainly a disappointing period, it is important to remember that the Focused Fixed Income and Equity Strategy Portfolio, through its prospectus-set target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Lehman Brothers U.S. Aggregate Bond Index (Effective November 14, 2008 the Index is named Barclays Capital U.S. Aggregate Bond Index) is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

†  Effective November 14, 2008, the Index is named Barclays Capital U.S. Government Long Index.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Fixed Income and Equity Strategy Portfolio Class C shares would be valued at $10,938. The same amount invested in securities mirroring the performance of the Lehman Brothers U.S. Aggregate Bond Index would be valued at $12,376.

	Class A		Class B		Class C††
Focused Fixed Income and Equity Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(25.84)%	(21.29)%	(24.66)%	(21.85)%	(22.56)%	(21.85)%
5 year return	(0.77)%	2.08%	(0.57)%	(1.35)%	(0.26)%	(1.28)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	1.20%	13.90%	1.38%	9.38%	1.51%	9.38%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Fixed Income and Equity Strategy Portfolio Class C returned (22.56)% compared to 0.30% for the Lehman Brothers U.S. Aggregate Bond Index (Effective November 14, 2008, the index is named Barclays Capital U.S. Aggregate Bond Index). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Fixed Income Strategy Portfolio Class A returned (11.31)% (before maximum sales charge) for the 12 months ended October 31, 2008. This underperformed the Portfolio's benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which gained 0.30% for the same period. The Portfolio also underperformed the Lipper General Bond Funds category, representing its peer group, which returned (8.07)% over the same period.*

The Portfolio's returns were affected during the annual period by broad economic and market trends and by the results from its investments in the underlying SunAmerica Funds. Still, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, Timothy Pettee, portfolio manager at SunAmerica, discusses the Portfolio's performance over the annual period. Timothy Pettee replaced Steve Schoepke as portfolio manager of Focused Fixed Income Strategy Portfolio effective September 22, 2008.

The fixed income market benefited from investors flight to quality during the annual period. Investors sold equities and non-Treasury fixed income assets, with the exception of mortgage-backed securities, for the relative safety of U.S. government securities. The 10-year U.S. Treasury ended the annual period on October 31, 2008 yielding 3.95%, down from 4.47% a year earlier. Remember, bond yields and prices typically move in opposite directions. While the U.S. fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, gained modest ground for the 12 months ended October 31, 2008, U.S. Treasuries, as measured by the Lehman U.S. Government Long Index**, advanced a strong 4.56%.

Focused Fixed Income Strategy Portfolio's allocation to high yield corporate bonds, via an investment in underlying mutual fund, SunAmerica High Yield Bond Fund, detracted from its results, as risk aversion heightened and investors favored U.S. Treasuries and other higher quality bonds. Also, the Portfolio was hurt in relative terms from having exposure to U.S. large-cap equities. The Portfolio uses a pure fixed income benchmark, and stocks significantly underperformed fixed income securities during the annual period. The Portfolio may invest up to 20% of its assets in equities with no style or capitalization restrictions. Also, during the 12-month period, underlying mutual funds, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and Focused StarALPHA Portfolio underperformed their respective benchmark indices. The Portfolio was restructured during the annual period, selling out of its investments in the SunAmerica High Yield Bond Fund, which emphasizes a relatively higher risk asset class. We redeployed the proceeds into the SunAmerica U.S. Government Securities Fund, SunAmerica Strategic Bond Fund, SunAmerica GNMA Fund and Focused StarALPHA Portfolio. While this was certainly a disappointing period, it is important to remember that the Focused Fixed Income Strategy Portfolio, through its prospectus-set target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Lehman Brothers U.S. Aggregate Bond Index (Effective November 14, 2008 the Index is named Barclays Capital U.S. Aggregate Bond Index) is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  Effective November 14, 2008, the Index is named Barclays Capital U.S. Government Long Index.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Fixed Income Strategy Portfolio Class A shares would be valued at $11,002. The same amount invested in securities mirroring the performance of the Lehman Brothers U.S. Aggregate Bond Index would be valued at $12,376.

	Class A		Class B		Class C††
Focused Fixed Income Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(16.42)%	(11.31)%	(15.17)%	(11.90)%	(12.80)%	(11.98)%
5 year return	0.68%	9.75%	0.90%	6.24%	1.21%	6.18%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	1.61%	16.71%	1.82%	12.28%	1.95%	12.22%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

@  Returns of Class A shares have replaced the returns of Class C shares in the Graph because Class A shares have the same inception date as the Portfolio's other Classes and Class A shares currently have the largest amount of net assets of any Class of the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Fixed Income Strategy Portfolio Class A returned (16.42)% compared to 0.30% for the Lehman Brothers U.S. Aggregate Bond Index. (Effective November 14, 2008, the index is named Barclays Capital U.S. Aggregate Bond Index) (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Large-Cap Growth Portfolio Class A returned (39.74)% (before maximum sales charge) for the 12 months ended October 31, 2008. This underperformed the Portfolio's benchmark, the Russell 1000 Growth Index, which returned (36.95)% for the same period. The Portfolio also underperformed the Lipper Large-Cap Growth Funds category, representing its peer group, which returned (38.55)% over the same period.*

Equity markets were characterized by negativity throughout the fiscal year, declining across the capitalization and style spectrum. Investor concerns were fostered by rising unemployment, a slowing housing market and ongoing, sometimes even escalating, financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was weakening and moving into a recession. The resultant U.S. equity market volatility grew increasingly pronounced in September, as the financial crisis deepened. Major financial institutions went bankrupt or were taken over by the government. Credit availability dried up. Toward the end of the annual period, the recessionary economic environment in the U.S., including a protracted decline in housing prices, a weak labor market and tight credit, began impacting foreign economies. This spread of market conditions across the Atlantic further exacerbated the impact of market conditions on exporters.

The broad-based equity market sell-off that occurred as the financial crisis spread during the annual period hurt all equity funds. Growth-oriented funds were hit particularly hard, underperforming their value counterparts on a relative basis. Even with the broad market decline, however, some sectors and stocks performed better than others. For the Portfolio as a whole, underweighted positions in energy and industrials helped relative performance. Detracting from Portfolio returns were overweighted positions in telecommunication services and financials. Individual stock positions that detracted most were Google, Corning, Time Warner and Staples.

Below, John Massey, portfolio manager at SunAmerica, discusses the Portfolio strategies he implemented over the period from August 22, 2008, when he became the single adviser to the Portfolio, through October 31, 2008.

Since SunAmerica assumed sole management of the Portfolio in August, we diversified the Portfolio from 30 positions to between 40 and 50 holdings. In an effort to help mitigate risk in the midst of what were extraordinarily challenging market conditions during the annual period, we carried out three key disciplines. First, we conducted in-depth risk vs. reward analysis on each position in the Portfolio. Valuation is a key measure we use to be as sure as we can be that we do not overpay for growth. Second, we limited the Portfolio's overweighted and underweighted positions to 1.5x the Russell 1000 Growth Index and limited each individual position size to no more than 5% of the Portfolio's net assets. Third, we stayed true to our sell discipline. We sold positions when a stock was fully valued, when there was an emergence of a better investment opportunity, when there was a change in sector weighting and/or when there was a strategic change within the company. Consistent with our investment philosophy, we believe superior returns will be achieved over extended periods of time through a portfolio of market-leading businesses that realize substantial growth through competitive advantages and strong business models.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

At the end of the annual period, we favored sectors that were generally less exposed to the cyclical pressures in the broader market, such as healthcare and financials. We also liked sectors that continued to garner a majority of their sales from international markets, such as information technology. We remained underweighted compared to the Russell 1000 Growth Index in sectors that were facing significant pressure from housing, credit and inflation conditions, such as industrials and consumer discretionary. We also steered away from sectors like utilities that were trading at historically high valuations.

Past performance is no guarantee of future results.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Large-Cap Growth Portfolio Class A shares would be valued at $10,245. The same amount invested in securities mirroring the performance of the Russell 1000 Growth Index would be valued at $8,089.

	Class A		Class B		Class C††		Class Z
Focused Large-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(43.20)%	(39.74)%	(42.53)%	(40.14)%	(40.74)%	(40.15)%	(39.45)%	(39.45)%
5 year return	(5.62)%	(20.53)%	(5.51)%	(23.15)%	(5.11)%	(23.09)%	(3.95)%	(18.23)%
10 year return	0.24%	8.71%	0.32%	3.20%	0.19%	1.87%	N/A	N/A
Since Inception*	0.31%	9.58%	0.37%	3.93%	0.22%	2.36%	(2.52)%	(21.14)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class Z 07/07/99.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Large-Cap Growth Portfolio Class A returned (43.20)% compared to (36.95)% for the Russell 1000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Growth Portfolio Class A returned (47.04)% (before maximum sales charge) for the 12 months ended October 31, 2008. This underperformed the Portfolio's benchmark, the Russell 3000 Growth Index, which returned (37.04)% for the same period. The Portfolio also underperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which returned (40.47)% over the same period.*

Equity markets around the globe were roiled during the annual period by the problems stemming from over-inflated real estate values in the U.S. As the months progressed, these problems mounted and spread. Capital markets and credit creation ground to a virtual halt. A number of investment banks were lost to either bankruptcy or government control. Employment, consumer confidence, housing values and business indicators all weakened. Within the equity markets, extreme volatility was exacerbated by the practice of short selling. While central bankers around the globe, the U.S. Treasury and others worked on both financial and legislative solutions to the problems plaguing the world markets, no sector within the equity markets went untouched by the downturn.

The broad-based equity market sell-off that occurred as the financial crisis spread during the annual period hurt all equity funds. Growth-oriented funds were hit particularly hard, underperforming their value counterparts on a relative basis. Even against this backdrop of a broad market decline, some Portfolio positions performed better than others. For the annual period, having underweighted positions in financials and industrials benefited the Portfolio as a whole, as these sectors underperformed. Individual stocks that contributed positively to the Portfolio's results included two media companies, News Corp. and DirecTV, and electric power company Verbund. Detracting from results were overweighted exposures to the weaker consumer staples and information technology sectors. Disappointing individual stock holdings included agricultural products firm Bunge, beverage distributor Hansen Natural and beer brewer Carlsberg.

Below, portfolio manager Ron Sachs and team of Janus Capital Management, LLC discuss the Portfolio strategies they implemented over the period from August 4, 2008, when they became the single adviser to the Portfolio, through October 31, 2008.

Since becoming the single adviser to the Portfolio on August 4, 2008, we added nine new names, added to 10 existing positions, trimmed three holdings and sold one completely such that there were 22 names in the Portfolio at October 31, 2008. Given the intensifying volatility of the equity markets during these months, we made extensive use of a variety of risk management tools in order to qualify and quantify investment risk. That said, Janus' strategies have not been immune to the global credit market crisis. To that end, we continued to focus our fundamental efforts on analyzing the potential best case and worst case scenarios for both current future holdings. We also examined every aspect of the debt and financing available for companies, paying particular attention to how that financing might impact earnings in higher interest rate environments.

Perhaps most important, we continued to use our strength in intensive fundamental research to build long-term positions in the Portfolio at what we believed to be attractive entry points. We used several fundamental bottom-up risk models, performance attribution systems, returns-based style regression models and proprietary software in our analysis of risk-related data. We also maintained a long-held emphasis on companies with high free cash flow yield. In doing so, we seek to expand the number of names in the Portfolio with holdings well positioned to finance growth internally without heavy reliance on the expensive, liquidity-constrained debt markets. We believe that those companies with limited need to access external funding are better positioned to weather the current economic

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

downturn and participate in a market recovery. While these are challenging times, we fully recognize that markets like these often provide the most promising long-term investment opportunities for fundamental managers. As we continue to navigate these challenging markets, we maintain an unwavering commitment to strong fundamental research, thoughtful risk management, and a long-term investment approach.

At the end of the period, the Portfolio had significantly overweighted allocations to healthcare and materials and, to a more modest degree, to information technology. On the same date, the Portfolio had significantly underweighted exposures to consumer discretionary, energy and industrials and, to a lesser degree, to consumer staples and financials. The Portfolio had little or no exposure to the telecommunications and utilities sectors. The Portfolio's largest individual holdings on October 31, 2008 were biopharmaceutical firms Celgene and Gilead Sciences, information technology leaders Apple and Google, and agricultural products company Bunge.

Past performance is no guarantee of future results.

*  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 3000 Index is a comprehensive large-cap index measuring the performance of the 3,000 largest U.S companies based on total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Growth Portfolio Class A shares would be valued at $12,758. The same amount invested in securities mirroring the performance of the Russell 3000 Growth Index would be valued at $8,319.

	Class A		Class B		Class C††
Focused Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(50.09)%	(47.04)%	(49.41)%	(47.38)%	(47.88)%	(47.38)%
5 year return	(1.72)%	(2.69)%	(1.57)%	(5.80)%	(1.20)%	(5.87)%
10 year return	2.47%	35.39%	2.54%	28.48%	2.39%	26.65%
Since Inception*	4.53%	80.05%	4.58%	70.77%	3.86%	55.44%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/19/96; Class B 11/19/96; Class C 03/06/97

#   For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Growth Portfolio Class A returned (50.09)% compared to (37.04)% for the Russell 3000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Mid-Cap Growth Portfolio Class A returned (44.50)% (before maximum sales charge) for the 12 months ended October 31, 2008. This modestly underperformed the Portfolio's benchmark, the Russell Midcap Growth Index, which returned (42.65)% for the same period. The Portfolio also underperformed the Lipper Mid-Cap Growth Funds category, representing its peer group, which returned (42.43)% over the same period.*

After being the best performing segment of the U.S. equity market in the prior fiscal year, mid-cap growth stocks, as measured by the Russell Midcap Growth Index, was the weakest performing segment of the U.S. equity market for the 12 months ended October 31, 2008. The more recent events of the annual period that are reshaping the financial landscape both in the U.S. and abroad have been dramatic and painful. The litany of bankruptcies, bailouts and acquisitions of large financial firms was long. The most visible symbol of the financial crisis for many investors has been the precipitous drop in and the surging volatility of the equity markets. However, at the real center of the current turmoil in the financial markets is the lack of liquidity in the system, intensified by an unwillingness of banks to lend. This lack of liquidity has taken a heavy toll on the U.S. economy, including consumer spending and employment declines.

The broad-based equity market sell-off that occurred as the financial crisis spread during the annual period hurt all equity funds. Mid-cap growth funds were hit particularly hard, materially underperforming their value counterparts on a relative basis. Even in a broad market decline, however, some sectors, industries and stocks performed better than others. For the Portfolio as a whole, holdings in Norfolk Southern (industrials), Activision (information technology) and FTI (business services) helped the Portfolio's relative results. Particularly disappointing holdings included CME Group and Northern Trust, both of the financial services sector. Positioning in financial services, industrials and telecommunication services also hurt the Portfolio's performance.

Below, Tony Y. Dong and Team, portfolio managers at Munder Capital Management, discuss the Portfolio strategies they implemented over the period from August 4, 2008, when they became the single adviser to the Portfolio, through October 31, 2008.

The change to the one manager structure allowed us to actively implement and monitor our strict risk controls with regard to stock, industry and sector weightings, assuring diversification and exposure to the broad market. Upon transition, we bought and sold a number of securities in order to bring the Portfolio into alignment with our philosophy and discipline. Specifically, we added 33 new stocks to the Portfolio and sold three of the 20 holdings in our original sleeve of the Portfolio. We eliminated the Portfolio's positions in FMC Technologies of the energy sector, Syngenta of the materials sector and Hanes Brands of the consumer discretionary sector. We also added exposure to the telecommunications services sector through the introduction of America Tower and NII Holdings.

In seeking to mitigate risk during these volatile months, we coupled sound fundamental stock analysis with robust risk controls to help ensure that our market cap, sector weightings, beta and style bias remained consistent. In particular, we sought stocks with demonstrated and superior growth, capital efficiency, financial strength, relatively low valuation and positive investor sentiment.

At the end of October 2008, the Portfolio had exposure to all sectors represented in the Russell Midcap Growth Index. There were a total of 50 holdings. The Portfolio's top five holdings were Davita (healthcare), O'Reilly Automotive (consumer discretionary), New Oriental Education & Technology (consumer discretionary), Solera Holdings

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

(information technology) and West Pharmaceuticals (healthcare). The Portfolio had underweighted positions relative to the Russell Midcap Growth Index in consumer discretionary, energy, financials, healthcare and industrials. The Portfolio had overweighted positions relative to the Russell Midcap Growth Index in consumer staples, information technology, materials, telecommunication services and utilities.

Interestingly, during these recent months of uncertainty and fear, we saw a decoupling of the strength of companies' fundamentals and their relative stock price performance. Stocks of companies with strong earnings prospects tended to do poorly, while stocks of companies with a weak earnings outlook tended to outperform. While there can be short-term deviations, history has shown that a stock's price is ultimately determined by the strength of the fundamentals underlying the security, and thus we have stayed true to our approach of seeking to provide a diversified portfolio of high-quality securities, emphasizing discipline and management of the balance between return and risk.

Past performance is no guarantee of future results.

*  The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Mid-Cap Growth Portfolio Class A shares would be valued at $7,562. The same amount invested in securities mirroring the performance of the Russell Midcap Growth Index would be valued at $7,627.

	Class A		Class B		Class C
Focused Mid-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(47.69)%	(44.50)%	(46.75)%	(44.89)%	(45.26)%	(44.79)%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	(8.25)%	(19.78)%	(7.90)%	(21.52)%	(7.13)%	(21.34)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 08/03/05; Class B 08/03/05; Class C 08/03/05.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended October 31, 2008, the Focused Mid-Cap Growth Portfolio Class A returned (47.69)% compared to (42.65)% for the Russell Midcap Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Small-Cap Growth Portfolio Class A returned (38.04)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio closely tracked its broad-based benchmark, the Russell 2000 Growth Index, which returned (37.87)% for the same period. The Portfolio outperformed the Lipper Small-Cap Growth Funds category, representing its peer group, which returned (42.01)% over the same period.*

The events of the past fiscal year have been extraordinary. Governments around the world appear to understand the need for dramatic action, have learned lessons from prior financial crises, and are acting aggressively, in an unprecedented manner and in concert in their efforts to resuscitate banks and economies. At the same time, there appear to be numerous investment opportunities insofar as the stock prices of many companies are currently trading at the same levels as 12 years ago even though those companies' businesses are significantly larger. Clearly, investor confidence was shaken during the annual period. However, at the end of October, careful research of company fundamentals indicated that it was a good time to be invested in the Portfolio's holdings.

The broad-based equity market sell-off that occurred as the financial crisis spread during the annual period hurt all equity funds. Small-cap growth funds were hit particularly hard, materially underperforming their value counterparts on a relative basis. Even in a broad market decline, however, some sectors, industries and stocks performed better than others.

For the Portfolio as a whole, its allocation to energy helped its relative results. On an individual stock basis, positions in energy companies Helmerich & Payne and Encore Acquisition contributed positively to the Portfolio's returns. Detracting from the Portfolio's results most were allocations to the consumer discretionary and health care sectors. Stock selection in consumer discretionary also hurt, with Wynn Resorts, CarMax and Harman International particular disappointments.

Below, Ronald Baron and Team, portfolio managers at BAMCO, Inc., discuss the Portfolio strategies they implemented over the period from August 4, 2008, when they became the single adviser to the Portfolio, through October 31, 2008.

Since becoming the single adviser to the Portfolio, we increased the Portfolio's allocations to the consumer staples, financials, industrials and information technology sectors. We correspondingly decreased the Portfolio's exposure to the consumer discretionary, energy and healthcare sectors. As bottom-up investors, these changes in sector allocations were simply the result of individual stock selection rather than a macro determination of the market. At the end of October, the Portfolio was fully invested in 40 equity securities in which we have great conviction about their long-term prospects. Importantly, we did not deviate from our investment process, our long-term focus, or the discipline of our existing risk controls as we navigated this challenging period. We remain long-term investors, believing that the recent turbulence in the market can provide additional buying opportunities.

It is well worth noting that the Portfolio outperformed the Russell 2000 Growth Index from August 4, 2008 through October 31, 2008—the period for which we served as single adviser to the Portfolio. Such Portfolio performance was primarily because of its underweighted positions during these months in information technology, healthcare and industrials. Partially offsetting these positives were the Portfolio's overweighted positions in the consumer discretionary, energy and financials sectors, which detracted.

Past performance is no guarantee of future results.

*  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Small-Cap Growth Portfolio Class A shares would be valued at $17,444. The same amount invested in securities mirroring the performance of the Russell 2000 Growth Index would be valued at $11,750.

	Class A		Class B		Class C††		Class I
Focused Small-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(41.61)%	(38.04)%	(40.48)%	(38.45)%	(38.94)%	(38.43)%	(37.93)%	(37.93)%
5 year return	(0.55)%	3.20%	(0.29)%	(0.13)%	(0.02)%	(0.12)%	0.74%	3.78%
10 year return	5.72%	85.05%	5.76%	75.00%	5.57%	72.01%	N/A	N/A
Since Inception*	4.13%	64.32%	4.15%	55.29%	3.95%	52.06%	(2.10)%	(16.18)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 01/06/98; Class B 01/06/98; Class C 01/06/98; Class I 07/10/00.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Small-Cap Growth Portfolio Class A returned (41.61)% compared to (37.87)% for the Russell 2000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Large-Cap Value Portfolio Class A returned (33.83)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio outperformed its benchmark, the Russell 1000 Value Index, which returned (36.80)%. The Portfolio also outperformed the Lipper Large-Cap Value Funds category, representing its peer group, which returned (37.28)%, over the same period.*

Over the 12 months ended October 31, 2008, the U.S. economy slowed due to weakening global economic growth, the virtual freezing of the global credit markets and the weakening of consumer spending. As a result, the U.S. equity market declined in anticipation of weakening corporate profits and experienced dramatic volatility on a virtually daily basis. Within the large-cap segment of the U.S. equity market, value stocks only barely outpaced their growth stock counterparts for the 12 months, as measured by the Russell indices.

While the broad-based equity market sell-off that occurred as the financial crisis spread during the annual period hurt all equity funds, some sectors and stocks performed better than others. For example, for the Portfolio as a whole, an underweighted allocation to the poorly-performing financials benefited its relative returns. Individual stock selection in the healthcare sector also contributed positively to the Portfolio's performance. Specifically, positions in pharmacy benefit services provider Medco Health Solutions, diversified drug and health care products manufacturer Abbott Laboratories and drug manufacturer Wyeth helped. Detracting from the Portfolio returns was an overweighted position in the weaker consumer discretionary sector. Holdings in energy companies Marathon Oil and ConocoPhillips also hurt, as these stocks declined along with the price of crude oil during the annual period.

Below, Steve Neimeth, portfolio manager at SunAmerica, discusses the Portfolio strategies he implemented over the period from August 22, 2008, when he became the single adviser to the Portfolio, through October 31, 2008.

Since becoming the single adviser to the Portfolio in August, we made no changes to our stock selection investment style. In an attempt to mitigate risk and to limit sector bias, we typically owned a variety of uncorrelated equities across the broad sector spectrum. In addition, we generally kept sector weightings within 300 basis points, or 3.00%, of sector weightings within the Portfolio's benchmark index, the Russell 1000 Value Index. The exception was financials, where we kept the Portfolio approximately 500 basis points, or 5.00%, underweighted compared to the Russell 1000 Value Index through October 31, 2008. This underweighted allocation to financials was the primary reason the Portfolio outpaced the Russell 1000 Value Index.

Despite the dramatic turbulence in the equity market overall, several individual stock positions also added to the Portfolio's relative results. These included diversified mining company Freeport-McMoRan Copper & Gold, integrated telephone company Verizon Communications and software giant Microsoft. Conversely, an overweighted exposure to information technology and an underweighted allocation to utilities detracted from Portfolio results. Positions in diversified banking institutions Morgan Stanley and Citigroup and in medical insurance company Aetna also hurt. At the end of October, the Portfolio held positions in 31 stocks.

Past performance is no guarantee of future results.

*  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Large-Cap Value Portfolio Class A shares would be valued at $11,588. The same amount invested in securities mirroring the performance of the Russell 1000 Value Index would be valued at $13,166.

	Class A		Class B		Class C††
Focused Large-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(37.64)%	(33.83)%	(36.12)%	(34.34)%	(34.75)%	(34.31)%
5 year return	(0.71)%	2.43%	(0.45)%	(1.13)%	(0.21)%	(1.03)%
10 year return	1.48%	22.97%	1.54%	16.57%	1.43%	15.20%
Since Inception*	1.42%	23.93%	1.47%	17.52%	1.30%	15.33%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Large-Cap Value Portfolio Class A returned (37.64)% compared to (36.80)% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Value Portfolio Class A returned (47.25)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio underperformed its benchmark, the Russell 3000 Value Index, which returned (36.32)%. The Fund also lagged the Lipper Multi-Cap Value Funds category, representing its peer group, which returned (38.75)%, over the same period.*

Approximately one year ago, the economic community was collectively monitoring the health of the global economy, as multi-billion dollar subprime mortgage-related write-downs were announced at Citigroup. Few if any investors had the foresight to predict such a cataclysmic decline from this point, and many are now left passing blame. There is no single or definitive cause for the economic deterioration experienced over the 12 months ended October 31, 2008, but certain facts have become clear. Confidence in the global banking system has fallen to all-time low levels, and global equity indices have declined sharply from their highs. The simple, albeit terribly vague, source of the problem appears to be speculative lending and leverage. As institutions were forced to reduce their leverage, they had to source liquidity from their equity holdings. This resulted in the indiscriminant selling of both good and bad businesses, and global equity indices falling to multiple-year lows. While the Portfolio's performance during the annual period was surely disappointing, a silver lining may be that at the end of October there were fundamentally strong businesses with limited or no direct exposure to the events of the fiscal year trading at previously inconceivable steep discounts.

Clearly, the broad-based equity market sell-off during the annual period hurt all equity funds. The Portfolio's sizable weighting in financials was the primary detractor from its performance, as this sector was one of the worst performing sectors in the Russell 3000 Value Index during the fiscal year. On an individual stock basis, the Fund's holdings in real estate developer Forest City Enterprises and insurance and investment management services company MBIA detracted most. A higher-than-usual allocation to cash mitigated further declines, as cash outperformed equity investments for the 12-month period.

Below, Peter Doyle and Team, portfolio managers at Kinetics Asset Management, Inc., discuss the Portfolio strategies they implemented over the period from August 22, 2008, when they became the single adviser to the Portfolio, through October 31, 2008.

Since becoming the single adviser to the Portfolio, we made no substantial changes, but we did employ a risk control practice known as non-codependence given the volatile economic and market conditions. That is, we attempted to ensure to the greatest extent possible that the businesses within the Portfolio had no substantial inter-linkages or business dealings with one another. We also strived to make sure that we did not invest in businesses that are dependent upon one another for revenue or subject to congruent risk factors.

Investing in companies with high net asset values also provided the Portfolio with a margin-of-safety approach to risk control. Holding companies, real estate investment trusts, and commodity-based businesses are examples of companies that tend to have very high net asset values in relation to their market capitalizations. An underpinning to our investment approach is value. In some cases, we were able to find companies trading below net working capital or even cash value.

Given our view for risk-adjusted return prospects whenever the global economy does begin to recover, the Portfolio was positioned with three prevailing themes at the end of October 2008—financial exchanges, commodity producers and China exposure. Financial exchanges were well positioned for success as the credit crisis began and have been one of the few businesses that have actually benefited from the ongoing crisis. Counterparty risk and a lack of transparency became significant sources of instability in global marketplaces during the fiscal year. The majority of debt

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

and credit securities was and is traded by inter-broker dealers and directly at respective investment banks. Thus, in order to obtain a price quote for these securities, most must use the dealer. Furthermore, the payment of the claim on the trade is only as good as the counterparty of the trade, so the buyer of various debt securities does not have a transparent price quote or a guarantee of payment beyond that of the party on the other side of the trade. This problem is non-existent in established exchanges due to open order books and centralized clearing houses.

Commodity companies declined substantially during the annual period, in great excess of the commodities that they purvey. However, the commodity companies in the Portfolio have large reserve bases, manageable amounts of debt, and strong operational positioning.

Finally, we have focused the Portfolio's investment in China—via shares traded on the Hong Kong Exchange—in companies that we believe are vital to the success and growth of China as a nation. This includes infrastructure businesses, monopoly banks and insurance companies, and asset-rich commodity/energy companies. Many of these businesses are largely owned by the Chinese government, which one can reasonably deduce increases their competitive positioning. While China's growth undoubtedly slowed during the annual period, a modest reduction in GDP does not seem to warrant, in our view, the significant decrease in its equity market experienced during the 12 months ended October 31, 2008.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Value Portfolio Class A shares would be valued at $13,515. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index and the Russell 1000 Value Index would be valued at $11,781 and $11,299, respectively.

	Class A		Class B		Class C††
Focused Value Portolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(50.28)%	(47.25)%	(49.28)%	(47.59)%	(48.01)%	(47.58)%
5 year return	(1.65)%	(2.38)%	(1.40)%	(5.53)%	(1.13)%	(5.52)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	3.40%	43.37%	3.49%	36.12%	3.41%	35.28%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Value Portfolio Class A returned (50.28)% compared to (36.32)% for the Russell 3000 Value Index and (36.80)% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

The Portfolio has replaced the benchmark used in the Line Graph for the prior fiscal year (the Russell 1000 Value Index) with the Russell 3000 Value Index, which management believes represents a better comparison of performance given the Portfolio's strategy of investing in value-oriented securities without regard to market capitalization.

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Mid-Cap Value Portfolio Class A returned (51.46)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio underperformed its benchmark, the Russell Midcap Value Index, which returned (38.83)% for the same period. The Portfolio also underperformed the Lipper Mid-Cap Value Funds category, representing its peer group, which returned (39.25)% over the same period.*

The dominant theme of the past 12 months was economic dislocation, particularly within the financials sector. Early-period apprehension was driven by rapidly increasing commodity prices, especially oil, as well as a weakening dollar, a sluggish housing market and rising unemployment. Apprehension led to fear, as major banks and other financial institutions continued to announce massive losses on their mortgage-backed securities holdings. Panic ensued in the final months of the fiscal year, as the specter of a complete collapse of the global financial system and a global recession became a possibility. Governments worldwide began to intervene with rescue packages for their own financial institutions, and the U.S. Treasury implemented a $700 billion Troubled Asset Relief Program to provide needed liquidity to the U.S. financial system. Corporate earnings actually remained relatively healthy though much of the annual period, though there was little doubt by the end of October that the U.S. was in a recession and that forward earnings were likely going to deteriorate. The U.S. equity market reacted to all this negative news with heightened volatility and a dramatic decline that culminated with a massive drop in the equities market in October 2008.

Clearly, the broad-based sell-off in the U.S. equity market hurt all equity funds during the annual period. For the Portfolio as a whole, an underweighted allocation to the weak financials sector helped buoy its relative returns. It is also worth noting that even with the broad equity market decline, some Portfolio holdings managed to produce positive absolute returns. Included among these were consumer discretionary stocks Leggett & Platt and Foot Locker. However, these positives were not enough to offset the detracting effect of overweighted positions in information technology and industrials. Within these sectors, the most disappointing individual stock positions were electronic components company Flextronics International and machinery company Albany International.

Below, Vincent Sellecchia and Team, portfolio managers at Delafield Asset Management, LLC, a division of Reich & Tang Asset Management, LLC., discuss the Portfolio strategies they implemented over the period from August 22, 2008, when they became the single adviser to the Portfolio, through October 31, 2008.

In order to reposition the Portfolio when we became its sole adviser, we added 29 new names to the Portfolio and we removed two securities. The removal of these securities was made based on concerns about the business prospects of those companies in a rapidly deteriorating economic environment. We built the Portfolio using a bottom-up approach based on each company's unique criteria. Generally, we invest in companies whose businesses we can understand and whose strategies are not dependent on financial wizardry. We focus on valuation and attempt to invest at prices that we believe undervalue the underlying franchise. In the environment from late August through the end of October 2008, we put an increasing premium on companies with solid balance sheets and strong cash flow generation—companies that we believed could survive weak economic conditions. Neither sector or industry allocation factored into the Portfolio's construction, nor did we make broad changes to the Portfolio based on a top-down or macro level view of the market.

While we are certainly disappointed with the Portfolio's returns during the annual period as a whole, we believe that with the changes we have made since late August, the Portfolio is now well positioned for those investors with a longer-term perspective. As value managers, we have sought to take advantage of opportunities to make investments

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

in companies that we believe have strong prospects at valuations not seen in a very long time. Indeed, it is just when share prices have been driven well below underlying values and market conditions remain extraordinarily challenging that staying disciplined to our investment process may be most important.

At the end of October 2008, the Portfolio was approximately 95% invested in equities with the balance held in cash and cash equivalents. The market capitalization of stocks in the Portfolio ranged from $400 million to $2.12 billion, with a median capitalization of $1.16 billion. The Portfolio had positions in the consumer discretionary, information technology, industrials, materials, health care and energy sectors. It had no holdings in the financials, consumer staples, telecommunications services or utilities sectors.

Past performance is no guarantee of future results.

*  The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Mid-Cap Value Portfolio Class A shares would be valued at $6,811. The same amount invested in securities mirroring the performance of the Russell Midcap Value Index would be valued at $7,818.

	Class A		Class B		Class C
Focused Mid-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(54.24)%	(51.46)%	(53.58)%	(51.77)%	(52.25)%	(51.80)%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	(11.16)%	(27.75)%	(10.87)%	(29.27)%	(10.12)%	(29.27)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 08/03/05; Class B 08/03/05; Class C 08/03/05.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended October 31, 2008, the Focused Mid-Cap Value Portfolio Class A returned (54.24)% compared to (38.83)% for the Russell Midcap Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Small-Cap Value Portfolio Class A returned (38.76)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio underperformed its broad-based benchmark, the Russell 2000 Value Index, which returned (30.54)% for the same period. The Portfolio also lagged the Lipper Small-Cap Value Funds category, representing its peer group, which returned (34.10)% over the same period.*

The worldwide economy and global stock markets were adversely impacted during the annual period by an expanding credit crisis that was, in turn, driven by the bursting of the housing bubble. Credit tightened severely as banks and other financial institutions globally were unable to clear mortgage-backed securities and collateralized debt obligations from their balance sheets. Further exacerbating the situation were increasing default concerns among large financial institutions. On top of all this was a $50 – $60 trillion derivatives market known as credit default swaps, which essentially provided bets for or against default of specific corporate debt. The situation reached untenable proportions, which the financial industry was unable to resolve internally. Thus, the government was forced to step in through a series of bailouts, interest rate cuts and regulatory changes. During this period of uncertainty and crisis, the equity market suffered a volatile decline during the annual period and a particularly dramatic collapse during September and October 2008.

As the financial crisis spread, the broad-based equity market sell-off during the fiscal year hurt all equity funds. However, even with the broad market decline, some sectors and stocks performed better than others. Indeed, sector allocation overall contributed positively to the Portfolio's results relative to the Russell 2000 Value Index. Underweighted positions in both financials and consumer discretionary particularly helped most, as these sectors underperformed the Russell 2000 Value Index. Detracting somewhat from the Portfolio's sector allocation results was an underweighted allocation to the stronger-performing materials sector. An allocation to energy was also a detractor, as energy prices collapsed from mid-July through the end of October.

The primary reason for the Portfolio's underperformance was poor stock selection overall, more than offsetting the contribution of sector allocation. Individual holdings in Star Bulk Carriers, Genco Shipping & Trading, Top Ships and Paragon Shipping, each of the industrial sector's shipping industry, hurt. Shipping stocks were among the best performers in the prior fiscal year, but detracted during this annual period as dry bulk shipping rates plummeted due to the global credit crisis. NovaGold Resources and Pan America Silver, both in the commodities industry, also disappointed. With all that, some individual stocks helped the Portfolio's performance. Among these were holdings in consumer staples' egg producer Cal-Maine Foods, financials company East West Bancorp, information technology's lottery systems company Scientific Games, and consumer discretionary's swimming pool supplies distributor Pool Corp.

Below, Daniel Lew, portfolio manager at SunAmerica, discusses the Portfolio strategies he implemented over the period from August 22, 2008, when he became the single adviser to the Portfolio, through October 31, 2008.

When the Portfolio moved to a single adviser, we retained our focused strategy mandate. We analyzed the liquidity characteristics of all stocks in the pre-existing sleeves of the Portfolio and opted to retain just a few of the names, such that, at the end of the annual period, the Portfolio held 45 equity securities.

Due to extreme levels of downside volatility during September and October, we positioned the Portfolio defensively with a significantly overweighted position in consumer staples. We also established modest contrarian overweighted allocations to energy and materials, expecting to capture a bounce in these sectors that fell the hardest and where valuations had become rather attractive. We also built a modest level of exposure to U.S.-listed Chinese companies.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

In doing so, we sought to diversify away from the risks seen in the U.S. markets while having some exposure to the country with the relatively strongest economy in the world. Additionally, Chinese stocks, having depreciated significantly during the annual period, appeared to be closer to bottoming than U.S. stocks and thus its valuations appeared compelling. We also liked the fact that the Chinese government was stepping up economic stimulus in the last months of the period, while the U.S. government was stepping up bailout activities. Elsewhere, the Portfolio had significantly underweighted allocations to financials and utilities at the end of the annual period and more modestly underweighted positions in information technology and healthcare.

In further efforts to mitigate risk since becoming the single adviser to the Portfolio, we deployed several additional strategies, including limits on individual stock weightings and sector allocations. We maintained cash levels sufficient to provide for adequate equity exposure and some volatility reduction when needed. We also adhered to a simple sell discipline whereby we sold a stock when it achieved our valuation target or when there was a fundamental deterioration in its underlying business or outlook. Of course, as always, we also carried out periodic formal portfolio policy reviews to evaluate holdings in light of changing market conditions. While volatility is likely to continue to dominate the equity markets for the near term and navigating market conditions will no doubt continue to be a challenge, we are pleased that the transition to a single adviser is complete, and the Portfolio now has a cohesive single strategy with disciplined risk controls.

Past performance is no guarantee of future results.

*  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Small-Cap Value Portfolio Class A shares would be valued at $16,988. The same amount invested in securities mirroring the performance of the Russell 2000 Value Index would be valued at $20,412.

	Class A		Class B		Class C††
Focused Small-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(42.29)%	(38.76)%	(41.32)%	(39.14)%	(39.66)%	(39.12)%
5 year return	(1.49)%	(1.59)%	(1.23)%	(4.86)%	(0.97)%	(4.76)%
10 year return	5.44%	80.24%	5.51%	71.04%	5.40%	69.27%
Since Inception*	3.56%	56.16%	3.62%	48.14%	3.46%	45.53%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Small-Cap Value Portfolio Class A returned (42.29)% compared to (30.54)% for the Russell 2000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Growth and Income Portfolio Class A returned (42.15)% (before maximum sales charge) for the 12 months ended October 31, 2008. This underperformed the Portfolio's benchmark, the S&P 500 Index, which returned (36.10)% for the same period. The Portfolio also underperformed the Lipper Large-Cap Growth Funds category, representing its peer group, which returned (38.55)% over the same period.*

Large-capitalization equities, as measured by the S&P 500 Index, posted sharp losses for the fiscal year, and notably, in October, capped the worst month in over 20 years. Indeed, the end of the period—particularly the months of September and October—was a historic time for financial markets, as the credit crisis that began in the summer of 2007 boiled over and triggered unprecedented failures and consolidation in the financial sector. This, in turn, stoked fears of a market and economic collapse. It also prompted the largest government rescue plan since the Great Depression. The annual period also featured a waning consumer, a still-fragile housing market, rising unemployment, challenged corporate earnings, and a dimming export sector, which, until recently, was the one bright spot in the U.S. economic picture. Within the large-cap segment of the market, value stocks performed relatively in line with growth stocks.

The broad-based equity market sell-off that occurred as the financial crisis spread during the annual period hurt all equity funds. Even against this backdrop of a broad market decline, some Portfolio positions worked better than others. For the annual period, the Portfolio's underweighted position in financials, especially in insurance-related holdings, contributed positively to results, as this sector underperformed the S&P 500 Index. Stock selection within financials also boosted performance, particularly positions in diversified financials companies JPMorgan and Bank of America. Unfortunately, these positives were not enough to offset the detracting effect of the Fund's allocation to technology. The Portfolio had an overweighted position in the technology hardware and equipment industry, which hurt. Individual positions in the healthcare sector hurt as well, with Wellpoint and Lifepoint Hospitals detracting most.

Below, Robert Doll and Team, portfolio managers at BlackRock Investment Management, LLC, discuss the Portfolio strategies they implemented over the period from August 22, 2008, when they became the single adviser to the Portfolio, through October 31, 2008.

Since assuming sole management of the Portfolio in August, we made several changes. Within information technology, we exited IBM in favor of Hewlett-Packard. While both are solid software services companies, Hewlett-Packard ranked slightly higher in our model given synergies from its acquisition of Electronic Data Systems. We focused the Portfolio's consumer discretionary holdings, in general, on those companies that are less reliant on domestic discretionary spending trends or that benefit form consumer trade-downs, that is, consumers purchasing from discount stores rather than high-end stores. In particular, we increased the Portfolio's exposure to Panera Bread and Big Lots. We increased the Portfolio's weighting in the financials sector, primarily by adding to positions in Allstate and Capital One Financial. Overall, we maintained a deeply underweighted exposure to banks due to competition, valuations and credit headwinds that continue to plague the industry. In contrast, we favored property and casualty insurance companies, as this industry has benefited from reduced industry capital at attractive valuations. Finally, we reduced the Portfolio's exposure to materials, as concerns regarding global growth put great pressure on commodity prices.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

To help mitigate risk, we employed our disciplined portfolio construction process to build a 50 stock portfolio. We placed relative risk parameters vs. the Portfolio's benchmark index for economic sectors and individual securities. We also reduced company-specific risk through diversification.

Throughout these months, we continued to emphasize quality of balance sheets and income statements, seeking an absence of financing needs and good free cash flow characteristics. At the end of October, the Portfolio held its largest overweighted positions in the information technology, energy and industrials sectors. On the same date, the Portfolio had underweighted allocations to the financials, consumer staples and utilities sectors.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Growth and Income Portfolio Class A shares would be valued at $10,346. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $10,401.

	Class A		Class B		Class C††
Focused Growth and Income Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(45.48)%	(42.15)%	(44.50)%	(42.52)%	(42.98)%	(42.49)%
5 year return	(3.72)%	(12.23)%	(3.54)%	(15.07)%	(3.20)%	(15.01)%
10 year return	0.34%	9.81%	0.41%	4.14%	0.28%	2.84%
Since Inception*	0.71%	14.66%	0.76%	8.76%	0.58%	6.62%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Growth and Income Portfolio Class A returned (45.48)% compared to (36.10)% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused International Equity Portfolio Class A returned (46.57)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio modestly outperformed its broad-based benchmark, the MSCI EAFE Index, which returned (46.62)% for the same period. The Portfolio also outperformed the Lipper International Large-Cap Growth Funds category, representing its peer group, which returned (47.65)% over the same period.*

International equity markets overall, as measured by the MSCI EAFE Index, posted dismal results for the annual period ended October 31, 2008, underperforming their U.S. equity counterparts by a significant margin. The sharp declines were widespread, experienced across market capitalizations and geographic regions, as concerns regarding a slowing global economic growth outlook mounted. Indeed, the global economic slowdown gripped both developed and developing countries and also dashed any hope of decoupling the U.S. economic slowdown from the emerging markets. The global economic malaise was amplified by a credit crisis that quickly spread from the U.S. to Europe and parts of Asia. The negative returns generated by the broad-based international equity market during the 12 months ended October 31, 2008 stood in stark contrast to the strong double-digit gains they produced in the prior fiscal year.

While a broad-based decline across all countries' equity indices hurt the Portfolio's absolute performance, sector and country selection decisions overall supported its outperformance of its benchmark index and peer group on a relative basis. Specifically, an underweighted allocation to the financials and consumer staples sectors, which were weak, helped the Portfolio's relative results. So, too, did underweighted exposures to Japan and the U.K. Broad diversification among countries helped as well. Given that international equities declined steeply, a higher-than-usual cash position helped boost the Portfolio's relative returns, too. These positives were only partially offset during the annual period by overweighted allocations to the information technology and consumer discretionary sectors, which detracted. Also hurting the Portfolio's results were individual holdings in financial firms Deutsche Bank (Germany) and Daiwa Securities Group (Japan).

Below, Jim Gendelman and Team, portfolio managers at Marsico Capital Management, LLC, discuss their portion of the Portfolio's performance over the annual period.

Sector allocation is not a central facet of our portion of the Portfolio's construction, but rather is a residual of our stock selection process. That said, our portion of the Portfolio benefited during the period from an overweighted position in the healthcare sector, the strongest performing sector in the MSCI EAFE Index, and an underweighted allocation to the weak-performing materials sector. At the same time, however, these positives were offset by the detracting effects of an overweighted position in the weak-performing information technology sector and underweighted allocations to the energy, utilities and consumer staples sectors, which were among the stronger-performing sectors of the MSCI EAFE Index during the period.

Similarly, country selection is a residual of our stock selection process. Overall, our portion of the Portfolio's country allocation detracted from its performance. In particular, holdings in companies based in Brazil, Canada and Hong Kong underperformed during the period. At the same time, however, our portion of the Portfolio benefited in general from U.S. dollar strengthening through its dollar-based holdings (including cash equivalents) and its tendency to have underweighted positions in countries whose "home currency" depreciated substantially vs. the dollar. These local currencies that depreciated against the U.S. dollar during the annual period included the euro and the pound sterling.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Stock selection had the most significant impact on our portion of the Portfolio's performance during the period, as virtually all positions lost ground. Those individual holdings that disappointed most were Denmark-based wind turbine manufacturer Vestas Wind Systems, video game manufacturer Nintendo, global financial services provider Deutsche Bank, Paris-based insurance company AXA, Brazilian home builder Gafisa and utility operator Veolia Environnement.

In seeking to mitigate risk given the volatility and overall decline in international equity prices, we materially increased the cash position in our portion of the Fund during the annual period. This cash weighting positively impacted the Portfolio's performance compared to the fully invested MSCI EAFE Index.

Past performance is no guarantee of future results.

*  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused International Equity Portfolio Class A shares would be valued at $12,083. The same amount invested in securities mirroring the performance of the MSCI EAFE Index would be valued at $13,155.

	Class A		Class B		Class C††
Focused International Equity Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(49.64)%	(46.57)%	(48.76)%	(46.95)%	(47.40)%	(46.95)%
5 year return	0.38%	8.11%	0.65%	4.68%	0.89%	4.52%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.74%	28.17%	2.96%	22.60%	2.92%	22.33%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/01; Class B 11/01/01; Class C 11/01/01.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused International Equity Portfolio Class A returned (49.64)% compared to (46.62)% for the MSCI EAFE Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Technology Portfolio Class A returned (43.39)% (before maximum sales charge) for the 12 months ended October 31, 2008. This outperformed the Portfolio's benchmark, the Morgan Stanley Technology Index, which returned (44.41)% for the same period. The Portfolio closely tracked the Lipper Science & Technology Funds category, representing its peer group, which returned (43.09)% over the same period.*

The dramatic slowdown in the economy materially impacted technology-related stocks during the fiscal year ended October 31, 2008 in something of a snowball effect. As the turmoil in the housing sector intensified and the resulting mortgage lending issues led to a broader credit crisis, the economy overall and the financial services sector in particular were seriously weakened. The culminating event was the failure of several large financial institutions and a $700 billion government bailout package. Given the immense uncertainty of the past several months, many enterprises slowed down their technology purchasing decisions. At the same time, the recessionary environment impacted consumers' willingness to make discretionary consumer electronics purchases. This, in turn, further slowed overall growth in technology spending.

Below, Andrew Sheridan, portfolio manager at SunAmerica, discusses the Portfolio strategies he implemented over the period from February 2008, when he became the single adviser to the Portfolio, through October 31, 2008.

In our efforts to help mitigate risk given recent economic and market conditions and limit downside in this particularly challenging investment environment, we tried to maintain our valuation discipline. However, in some cases, we saw stocks continue to decline meaningfully despite compelling valuations. That said, even during a broad decline for the technology sector, some industry groups and some individual holdings performed better than others.

Within the technology sector, the Portfolio's performance was helped by comparatively strong performance in computer hardware and in telecommunications equipment. Within these industry groups, it was a function of names we decided to avoid that helped the most. For example, the Portfolio did not own Sun Microsystems, Dell, Motorola or Alcatel-Lucent, each of whose shares declined significantly during the period. Conversely, the Portfolio's investment in Corning hurt performance. The Portfolio's results were also hurt by investments in two software companies—Aspen Technologies and Macrovision. Both of these names have catalysts that are taking longer than initially anticipated to develop, but, at the end of the annual period, we continued to believe in the longer-term prospects for each company.

Past performance is no guarantee of future results.

*  Effective February 2008, when SunAmerica became the single adviser to the Portfolio, management changed the Portfolio's benchmark index from the NASDAQ 100 Index to the Morgan Stanley Technology Index, as management believes is better representative of the technology sector and therefore will provide a better comparison of performance. The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Technology Portfolio Class A shares would be valued at $3,326. The same amount invested in securities mirroring the performance of the Morgan Stanley Technology Index and the NASDAQ 100 Index would be valued at $4,501 and $4,188, respectively.

	Class A		Class B		Class C††
Focused Technology Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(46.67)%	(43.39)%	(46.01)%	(43.76)%	(44.32)%	(43.76)%
5 year return	(3.28)%	(10.18)%	(3.11)%	(12.89)%	(2.72)%	(12.89)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	(12.22)%	(64.72)%	(12.14)%	(66.46)%	(12.14)%	(66.48)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/22/00; Class B 05/22/00; Class C 05/22/00.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Technology Portfolio Class A returned (46.67)% compared to (44.41)% for the Morgan Stanley Technology Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

The Fund has replaced the benchmark used in the Line Graph for the prior fiscal year (the Nasdaq 100 Index) with the Morgan Stanley Technology Index, which management believes is better representative of the technology sector and therefore will provide a better comparison of performance.

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Dividend Strategy Portfolio Class A returned (35.09)% (before maximum sales charge) for the 12 months ended October 31, 2008. This outperformed the Portfolio's first benchmark, the S&P 500 Index, which returned (36.10)%, as well as its more broad-based and more value-oriented benchmark, the Russell 1000 Value Index, which returned (36.80)% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which returned (38.35)% over the same period.*

Both the U.S. economy and the U.S. equity market were pummeled by the credit crunch during the fiscal year ended October 31, 2008. Several financial institutions were bailed out by the government. Others were bought out and still others were forced to file for bankruptcy. Lending became severely restricted, and home foreclosures rose. To look at the glass half full, equity valuations, which had become stretched earlier in the annual period, became increasingly attractive.

Below, Brendan Voege, portfolio manager at SunAmerica, discusses the Portfolio's performance over the annual period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 of the highest dividend-yielding large-cap stocks selected from the Dow Jones Industrial Average and broader U.S. equity market. The Portfolio holds each stock in approximately equal percentage of its net assets, though due to changes in the market value of the stocks, it is likely that the weighting of the stocks held will fluctuate throughout the course of each month. The dividend yield hurdle and our equal weighting of the names, both long-standing components of the Portfolio's investment process, helped to mitigate risk during these especially challenging times.

Indeed, the Portfolio's quantitative model seeks out high-quality individual stocks paying above-market-average dividend yields that meet its capitalization, independent ranking and other criteria. As a passively managed fund, we make no active sector decisions. That said, the Portfolio's underweighted exposure to the financials and information technology sectors, which led the equity market's decline, helped its relative results most. An overweighted position in consumer staples, which lost the least ground over the period, proved beneficial as well. The top-performing individual stocks for the Portfolio during the annual period included tobacco company UST, steel producer Nucor and electrical and electronic products manufacturer Hubbell. Each of these companies actually managed to generate solid absolute gains during the annual period.

On the other hand, an underweighted exposure to energy and an overweighted allocation to materials detracted from the Portfolio's relative results. The primary individual stock detractors were two broadcast operators, Gannett and CBS, and mining company Southern Copper, which each experienced double-digit losses for the annual period.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $10,684. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $10,401.

	Class A		Class B		Class C††
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(38.81)%	(35.09)%	(37.56)%	(35.55)%	(36.00)%	(35.50)%
5 year return	(0.53)%	3.30%	(0.27)%	(0.02)%	0.00%	0.00%
10 year return	0.66%	13.34%	0.73%	7.55%	0.60%	6.18%
Since Inception*	0.11%	7.35%	0.17%	1.79%	0.02%	0.23%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2008, the Focused Dividend Strategy Portfolio Class A returned (38.81)% compared to (36.10)% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused StarALPHA Portfolio Class A returned (41.81)% (before maximum sales charge) for the 12 months ended October 31, 2008. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned (36.10)% over the same period.*

Focused StarALPHA Portfolio is unique among the SunAmerica Focused Series in that its investment mandate allows its portfolio managers to "go anywhere" with regard to investment style. The portfolio managers are not restricted to a specific investment style "box," and consequently are believed to be better equipped to capture "alpha," or the percentage measure of a portfolio's return in excess of the market index's return, adjusted for risk—regardless of the asset class or phase of the market cycle in favor. Clearly, during a period when all sectors and style segments of the equity market dramatically declined, it was particularly challenging for the five managers of the Portfolio to generate a positive alpha.

That said, some of the Portfolio's holdings did contribute positively to its results. Holdings in the financials company MBIA, healthcare's Celgene and energy's Kinder Morgan Management were positive performers. Among those individual holdings detracting most from performance were consumer discretionary's Liberty Global and financials company Icahn Enterprises. Selections in several foreign companies also detracted from the Portfolio's performance. These included financials companies Beijing Capital and Singapore Exchange Limited as well as Russia's energy company Gazprom. For the Portfolio as a whole, allocations to the financials and consumer discretionary sectors were the primary detractors from its relative performance.

Below, Alex Motola and Team, portfolio managers at Thornburg Investment Management Inc., discuss their portion of the Portfolio's performance for the annual period ended October 31, 2008.

From a sector allocation perspective, having only a small exposure to financial services was the strongest positive contributor to our portion of the Portfolio's results during the annual period. Conversely, an overweighted position in information technology was the largest detractor from performance, followed by an underweighted allocation to commodity-sensitive areas of the market such as energy and utilities. Our investment process is geared toward identifying secular growth stories as opposed to cyclical ones.

Individual stocks that hurt our portion of the Portfolio most tended to be highly financially leveraged. For example, ON Semiconductor, LifeTime Fitness and Equinix each had significant debt on their balance sheets. Equinix is a prime example of many holdings in our portion of the Portfolio, wherein the business is performing well while its stock is doing terribly. Equinix had a strong year, with great visibility and one of the most reliable stories in the technology sector. However, in direct contravention to the concerns of the recent environment, Equinix may not have enough supply to meet demand. In our view, this is a good problem to have, as management can control both pricing and where to bring on additional capacity quickly. Another individual holding that disappointed was Priceline.com, which was impacted by a slowdown in bookings in Europe and by a strengthening of the U.S. dollar. On the positive side, even in a broad market decline, some stocks did perform better than others. For our portion of the Portfolio, Celgene and Gilead Sciences provided positive contributions during the period. Celgene and Gilead Sciences were helped by strong execution and by the healthcare sector in general tending to be more resilient in the face of slowing economic growth.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

An exposure to non-U.S. equities detracted from our portion of the Portfolio's performance. Denmark's Carlsberg, South Africa's MTN Group and Austria's Verbund generated strong relative returns. However, these were more than offset by price declines in China's AirMedia Group, the U.K.'s Amdocs, and Austria's Austriamicrosystems.

During periods of extreme volatility and economic uncertainty, share prices can be driven far from their underlying values, as some investors focus on macro themes and ignore company specific fundamentals, while other investors sell out of fear or necessity. This type of environment is attractive for opportunistic, bottom up, fundamental investors. Indeed, we have had the opportunity to make investments in companies that we believe have great promise at extraordinary discounts to their underlying value. Although we are disappointed with the returns during the annual period, we continue to believe that our portion of the Portfolio is well positioned for those investors with a longer-term perspective. Surely the issues potentially impacting the near term are manifest—strength of the U.S. dollar, global economic growth, real estate weakness, credit write-downs, election uncertainty, and inflation in food, materials and energy. However, it is just at times like this when it is critical to stay disciplined to a stock selection philosophy and process.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused StarALPHA Portfolio Class A shares would be valued at $6,021. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $6,741.

	Class A		Class C
Focused StarALPHA Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(45.17)%	(41.81)%	(42.73)%	(42.15)%
Since Inception*	(28.67)%	(36.13)%	(26.21)%	(36.64)%

†  Cumulative Returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/03/07; Class C 05/03/07.

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended October 31, 2008, the Focused StarALPHA Portfolio Class A returned (45.17)% compared to (36.10)% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Samuel M. Eisenstat

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Jeffrey S. Burum

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Timothy Pettee, Vice President

Cynthia A. Skrehot, Vice President and Chief Compliance Officer

Gregory N. Bressler, Chief Legal Officer
and Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Assistant Secretary

John E. McLean, Assistant Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

John E. Smith Jr., Assistant Treasurer

Investment Adviser

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

AIG SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA FOCUSED PORTFOLIOS

Information regarding how SunAmerica Focused Portfolios voted proxies relating to securities held in the SunAmerica Focused Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

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Focused Portfolios

Distributed by:

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
800-858-8850 x6003

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

FOANN - 10/08

Item 2.           Code of Ethics

The SunAmerica Focused Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year 2008, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.           Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.           Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2008
(a) Audit Fees	$350,161	$364,468
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$185,864	$212,553
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2007	2008
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)          The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)         The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2008 and 2007 were $212,553 and $185,864, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.     Controls and Procedures.

(a)          An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Exhibits.

(a)          (1)          Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)          Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)          Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 9, 2009

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 9, 2009